As filed with the Securities and Exchange Commission on April 29, 2011

Registration Nos. 333-25443
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 16	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 46	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW, Washington, DC 20004-2415

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2011 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under flexible premium survivorship variable life insurance contracts.

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2011 to the Prospectus dated May 1, 2011 for the

Century II Survivorship Variable Universal Life Insurance Contract

ILLINOIS

For Contracts sold in the state of Illinois, we change the Prospectus as follows:

•
Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed Minimum Death Benefit with the following description of the Guaranteed Monthly Premium and Guaranteed Payment Period.

The Guaranteed Payment Period and Guaranteed Monthly Premium provisions guarantee that your policy will remain in effect for five years following the Contract Date, provided that you meet the Guaranteed Monthly Premium requirement.  The Guaranteed Payment Period and Guaranteed Monthly Premium provisions are part of each Contract and we do not charge for these provisions.  Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the Guaranteed Payment Period and Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select.  These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed.

The Guaranteed Monthly Premium and Guaranteed Payment Period provisions operate as follows:

Guaranteed Payment Period --The five years following the Contract Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:

(1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date; or

(2) total Premiums paid must be equal to or greater than the Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

Guaranteed Monthly Premiums--If you pay the Guaranteed Monthly Premium, your Contract will not lapse during the Guaranteed Payment Period.  The Guaranteed Monthly Premium will change for the remainder of the Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders.  A decrease in the Total Sum Insured will not decrease the Guaranteed Monthly Premium during the Guaranteed Payment Period.  We show the initial Guaranteed Monthly Premium in the Contract.

(over)
•
The Grace Period provision in the Contract is also impacted by the fact that the Guaranteed Payment Period and Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit.  Replace any reference to or discussion of the Grace Period with the following description.  The Grace Period operates as follows:

Grace Period--The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the Guaranteed Payment Period has expired.

During the Guaranteed Payment Period:  A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:

X + Y + Z

"X" is the accumulated Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.

"Y" is the amount of current indebtedness.

"Z" is the total amount of partial surrenders.

A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force.  The Premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

After the Guaranteed Payment Period: A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force.  You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.

•	We limit scheduled increases to the Additional Insurance Amount to between 0-10% instead of between 0-25%.

5642	5-01b

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2011 to the Prospectus dated May 1, 2011 for the

Century II Survivorship Variable Universal Life Insurance Contract

MARYLAND

For Contracts sold in the state of Maryland, we change the Prospectus as follows:

•
Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed Minimum Death Benefit with the following description of the No-Lapse Guaranteed Monthly Premium and No-Lapse Guaranteed Payment Period.

The No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium provisions guarantee that your policy will remain in effect for five years following the Contract Date, if you meet the No-Lapse Guaranteed Monthly Premium requirement.  The No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium are part of each Contract and we do not charge for these provisions.  Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select.  These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed.

The No-Lapse Guaranteed Monthly Premium and No-Lapse Guaranteed Payment Period provisions operate as follows:

No-Lapse Guaranteed Payment Period — The five years following the Contract Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:

(1)	the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date; or

(2)
total Premiums paid must be equal to or greater than the No-Lapse Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

No-Lapse Guaranteed Monthly Premium — If you pay the No-Lapse Guaranteed Monthly Premium, your Contract will not lapse during the No-Lapse Guaranteed Payment Period.  The No-Lapse Guaranteed Monthly Premium will change for the remainder of the No-Lapse Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders.  A decrease in the Total Sum Insured will not decrease the No-Lapse Guaranteed Monthly Premium during the Guaranteed Payment Period.  We show the initial No-Lapse Guaranteed Monthly Premium in the Contract.

•
The Grace Period provision in the Contract is also impacted by the fact that the No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit.  Replace any reference to or discussion of the Grace Period with the following description.  The Grace Period operates as follows:

Grace Period — The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the No-Lapse Guaranteed Payment Period has expired.

During the No-Lapse Guaranteed Payment Period:  A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:

X + Y + Z

“X” is the accumulated No-Lapse Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.

“Y” is the amount of current indebtedness.

“Z” is the total amount of partial surrenders.

A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force.  The Premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

After the No-Lapse Guaranteed Payment Period:  A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force.  You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.

•	We limit scheduled increases to the Additional Insurance Amount to between 0 – 10% instead of between 0 – 25%.

5646	5-01b

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2011 to the Prospectus dated May 1, 2011 for the

Century II Survivorship Variable Universal Life Insurance Contract

MASSACHUSETTS

For Contracts sold in the state of Massachusetts, we change the Prospectus as follows:

•
Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed Minimum Death Benefit with the following description of the Guaranteed Monthly Premium and Guaranteed Payment Period.

The Guaranteed Payment Period and Guaranteed Monthly Premium guarantee that your Contract will remain in effect for five years following the Issue Date if you meet the Guaranteed Monthly Premium requirement.  The Guaranteed Payment Period and Guaranteed Monthly Premium are part of each Contract and we do not charge for these provisions.  Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the Guaranteed Payment Period and Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select.  These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed.

The Guaranteed Monthly Premium and Guaranteed Payment Period provisions operate as follows:

Guaranteed Payment Period --The five years following the Issue Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:

(1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date ; or

(2) total Premiums paid must be equal to or greater than the Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

Guaranteed Monthly Premiums--If you pay the Guaranteed Monthly Premium, your Contract will not lapse during the Guaranteed Payment Period.  The Guaranteed Monthly Premium will change for the remainder of the Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders.  A decrease in the Total Sum Insured will not decrease the Guaranteed Monthly Premium during the Guaranteed Payment Period.  We show the initial Guaranteed Monthly Premium in the Contract.

(over)
•
The Grace Period provision in the Contract is also impacted by the fact that the Guaranteed Payment Period and Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit.  Replace any reference to or discussion of the Grace Period with the following description.  The Grace Period operates as follows:

Grace Period--The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the Guaranteed Payment Period has expired.

During the Guaranteed Payment Period :  A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:

X + Y + Z

"X" is the accumulated Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.

"Y" is the amount of current indebtedness.

"Z" is the total amount of partial surrenders.

A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force.  The Premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

After the Guaranteed Payment Period: A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force.  You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.

•	The term “Issue Date” replaces any reference in the prospectus to “Contract Date.”

•	We limit scheduled increases to the Additional Insurance Amount to between 0-10% instead of between 0-25%.

5641	5-01b

CENTURY II SURVIVORSHIP VARIABLE UNIVERSAL LIFE PROSPECTUS

FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes a flexible premium survivorship variable universal life insurance contract (“Contract") offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract.  The Contract also provides you the opportunity to allocate net premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Fund") as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Capital Appreciation Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I

American Century VP Income & Growth Fund – Class I

American Century VP International Fund – Class I

American Century VP Mid Cap Value Fund – Class I

American Century VP Ultra® Fund – Class I

American Century VP Value Fund – Class I

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Opportunistic Small Cap Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund Inc. – Initial Shares

Federated Insurance Series

Federated Capital Appreciation Fund II

Federated High Income Bond Fund II

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2

VIP Freedom 2010 Portfolio – Service Class 2

VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2

VIP Freedom 2025 Portfolio – Service Class 2

VIP Freedom 2030 Portfolio – Service Class 2

VIP Freedom 2035 Portfolio – Service Class 2

VIP Freedom 2040 Portfolio – Service Class 2

VIP Freedom 2045 Portfolio – Service Class 2

VIP Freedom 2050 Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund – Class 2

Franklin Small-Mid Cap Growth Securities Fund – Class 2

Templeton Developing Markets Securities Fund – Class 2

Templeton Foreign Securities Fund – Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares

MFS® Research Series – Initial Class Shares

MFS® Research Bond Series – Initial Class Shares

MFS® Strategic Income Series – Initial Class Shares

MFS® Total Return Series – Initial Class Shares

MFS® Utilities Series – Initial Class Shares

The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of net premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the value of the Contract; and
•	Option L: provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.

We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less Indebtedness and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option requirements.

The Contract provides for a value that you can receive by surrendering the Contract.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise the no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks, including the loss of Premium Payments (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2011.

PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	5
RANGE OF PORTFOLIO OPERATING EXPENSES	8
ANNUAL PORTFOLIO OPERATING EXPENSES	8
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	13
KANSAS CITY LIFE INSURANCE COMPANY	13
FIXED ACCOUNT	13
THE VARIABLE ACCOUNT AND THE FUNDS	14
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	14
THE FUNDS	14
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	19
VOTING RIGHTS	20
CHARGES AND DEDUCTIONS	20
PREMIUM EXPENSE CHARGES	20
MONTHLY DEDUCTION	21
DAILY MORTALITY AND EXPENSE RISK CHARGE	23
TRANSFER PROCESSING FEE	23
PARTIAL SURRENDER FEE	23
NET LOAN INTEREST CHARGE	23
FUND EXPENSES	23
OTHER TAX CHARGE	24
THE CONTRACT	24
PURCHASING A CONTRACT	24
WHO SHOULD PURCHASE A CONTRACT	24
APPLYING FOR A CONTRACT	24
OWNERSHIP	24
CHANGE OF OWNERSHIP	24
DETERMINATION OF CONTRACT DATE	25
REPLACEMENT OF EXISTING INSURANCE	25
FREE LOOK RIGHT TO CANCEL CONTRACT	26
ALLOCATIONS AND TRANSFERS	26
PREMIUM ALLOCATIONS AND CREDITING	26
TRANSFER PRIVILEGE	27
DOLLAR COST AVERAGING PLAN	28
PORTFOLIO REBALANCING PLAN	29
CHANGES IN THE CONTRACT OR BENEFITS	29
OPTIONAL RIDERS	30
PREMIUM PAYMENTS	31
PREMIUMS	31
PREMIUM PAYMENTS TO PREVENT LAPSE	32
HOW YOUR CONTRACT VALUES VARY	32
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	33
DETERMINING THE CONTRACT VALUE	33
CASH SURRENDER VALUE	34
COMPANY HOLIDAYS	34

DEATH BENEFIT	34
AMOUNT OF DEATH PROCEEDS	34
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT	35
COVERAGE OPTIONS	35
CORRIDOR DEATH BENEFIT	35
GUARANTEED MINIMUM DEATH BENEFIT OPTION	35
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT	36
CHANGES IN DEATH BENEFIT	37
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT	37
CHANGES IN COVERAGE OPTION	37
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT	38
DECREASES IN TOTAL SUM INSURED	38
SELECTING AND CHANGING THE BENEFICIARY	39
CASH BENEFITS	39
CONTRACT LOANS	39
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	40
PARTIAL SURRENDERS	40
PAYMENT OPTIONS	41
PAYMENT OF PROCEEDS	41
REINSTATEMENT OF CONTRACT	42
TAX CONSIDERATIONS	43
INTRODUCTION	43
TAX STATUS OF THE CONTRACT	43
TAX TREATMENT OF CONTRACT BENEFITS	43
POSSIBLE TAX LAW CHANGES	46
OUR INCOME TAXES	47
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	47
SALE OF THE CONTRACTS	47
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	48
LITIGATION	49
CHANGE OF ADDRESS NOTIFICATION	49
FINANCIAL STATEMENTS	49
DEFINITIONS	50
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	53

SUMMARY OF THE CONTRACT

The Contract. The Contract is a flexible premium survivorship variable life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of net Premiums and a value if the Contract terminates.  The value during the early years of the Contract is likely to be much lower than the net Premiums paid.

The death benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums.  There is no guaranteed minimum value.  You may choose to elect the Guaranteed Minimum Death Benefit Option.  Under this option we guarantee that we will pay the Specified Amount upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  If this option is not in effect and the value is not enough to pay charges due, then the Contract will terminate without value after a Grace Period.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")  If a Contract lapses while loans are outstanding, adverse tax consequences may result.  (See "TAX CONSIDERATIONS")  The Contract also permits loans and partial surrenders, within limits.

This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The “Definitions” section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.

NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.

CONTRACT BENEFITS

Death Benefits.  We pay a death benefit to the Beneficiary if the last surviving Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the last surviving Insured’s death.

•	Death benefits are available as lump sum or under a variety of payment options.

•
The minimum initial Total Sum Insured is $200,000, which may be made up of a combination of Specified Amount and Additional Insurance Amount.  The Specified Amount must be at least $100,000.  We may allow these minimum limits to be reduced.  (See “APPLYING FOR A CONTRACT”)

•	There are three Coverage Options available. The death benefit under each Coverage Option is:

•	Option A--at least equal to the Total Sum Insured on the date of the death of the last surviving Insured.
•	Option B--at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value.
•
Option L--at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  (See “COVERAGE OPTIONS”)

•
Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply).  If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect.  (See “GUARANTEED MINIMUM DEATH BENEFIT OPTION”)

1

•
There is flexibility to change the Coverage Option and Specified Amount.  (See “CHANGES IN COVERAGE OPTION” for rules and limits.)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Indebtedness from the amount payable.

Cash Benefits

•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS”)

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS”)

•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS”)

Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any transfer processing fee from the remaining Contract Value.

Tax Benefits.  While guidance is limited for survivorship contracts, we intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming the Contract satisfies the definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS”)

Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.

•	Contract Split Option Rider
•	Joint First to Die Term Life Insurance Rider
•	Joint Survivorship Four-Year Term Life Insurance Rider

All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

Illustrations.  We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the

2

actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.

Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contract should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See “TAX CONSIDERATIONS”)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.

Surrender and Partial Surrender Risks.  You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS”)

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

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•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the Death Proceeds.

A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS”)

Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract account value among the Subaccounts and the Fixed Account, or if the Contract lapses.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Premium Processing Charge	Upon receipt of each Premium Payment	4.85% of each Premium Payment	4.85% of each Premium Payment
Sales Charge2	Upon receipt of each Premium Payment during Contract Year 1	50% of Premium up to Target Premium and 2% of Excess Premium3	50% of Premium up to Target Premium and 2% of Excess Premium3
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account. The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year, as shown in the table below.  During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums. The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount.

Contract Year	Sales Charge as % of Premiums Paid up to Target Premium	Sales Charge % of Excess Premiums Paid
Year 1	50% of Premiums	2% of Premiums
Years 2-5	15% of Premiums	2% of Premiums
Years 6-10	6% of Premiums	2% of Premiums
Years 11-20	2% of Premiums	2% of Premiums
Years 21 +	No Charge	No Charge

3 Excess Premiums are the portion of total Premiums we receive during a Contract Year that exceeds the Target Premium.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Cost of Insurance4
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of net amount at risk5 annually	$0.00 - $358.81 per $1,000 of net amount at risk5 annually
Charge for a 45 year-old male Non-Tobacco and a 45 year-old female Non-Tobacco with a $1,050,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.01 per $1,000 of net amount at risk5 annually	$0.01 per $1,000 of net amount at risk5 annually
Monthly Expense Charge
During all Contract Years	On the Contract Date and on each Monthly Anniversary Day for all Contract Years	$7.50 plus $0.02 per $1,000 of the Total Sum Insured	$7.50 plus $0.02 per $1,000 of the Total Sum Insured
During the first five Contract Years	On the Contract Date and on each Monthly Anniversary Day for the first 5 Contract Years	$12.50	$12.50
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge6	At the end of each Contract Year	2%	2%

4 Cost of insurance charges vary based on the Insureds' Age, sex, number of completed Contract Years, Total Sum Insured, risk class, and other factors.  The charge generally increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
5 The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract Value.
6 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any loan balance (6%) and the amount credited to the Loan Account (4%).  Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Optional Rider Charges7
Guaranteed Minimum Death Benefit Option	During the first 10 Contract Years	No Charge	No Charge
	On each Monthly Anniversary Day after the first 10 Contract Years	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Contract Split Option Rider	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Joint First to Die Term Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.04 - $56.07 per $1,000 of rider coverage amount
Charge for a 45 year-old male Non-Tobacco and a 45 year-old female Non-Tobacco with a $1,050,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.29 per $1,000 of rider coverage amount for a male, $0.26 per $1,000 of rider coverage amount for a female	$0.17per $1,000 of rider coverage amount for a male, $0.13 per $1,000 of rider coverage amount for a female
Joint Survivorship Four-Year Term Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of rider coverage amount annually	$0.00 - $589.59 per $1,000 of rider coverage amount annually
Charge for a 45 year-old male Non-Tobacco and a 45 year-old female Non-Tobacco with a $1,050,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.10 per $1,000 of rider coverage amount annually	$0.09 per $1,000 of rider coverage amount annually

7 Charges for most of the riders vary based on individual characteristics such as the Insureds' issue or actual Age, sex, and risk class, and may vary based on Contract Year and base Total Sum Insured or net amount at risk.  Charges based on actual Age may increase as an Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

For information concerning compensation paid in connection with the sale of the Contracts, see “SALE OF THE CONTRACTS.”

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The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2010.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES8

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	3.07%9

8 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2010.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
9 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2010.

ANNUAL PORTFOLIO OPERATING EXPENSES10

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

10 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2010.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Capital Appreciation Fund – Series I Shares	0.62%	NA	0.29%	NA	0.91%11	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.28%	NA	0.89%11	NA	NA
Invesco V.I Technology Fund – Series I Shares	0.75%	NA	0.39%	NA	1.14%11	NA	NA

11 Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets.  In determining the adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.  Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.

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Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class 1	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Income & Growth Fund – Class 1	0.70%	NA	0.02%	NA	0.72%	NA	NA
American Century VP International Fund – Class 1	1.40%	NA	0.01%	NA	1.41%	NA	NA
American Century VP Mid Cap Value Fund – Class 1	1.00%	NA	0.05%	NA	1.05%	NA	NA
American Century VP Ultra® Fund – Class 1	1.00%	NA	0.02%	NA	1.02%	NA	NA
American Century VP Value Fund – Class 1	0.97%	NA	0.01%	NA	0.98%	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.48%	0.25%	0.01%	NA	0.74%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.68%	NA12	1.43%	NA	NA

12 For the year ended December 31, 2010 the Fund’s Other Expenses included less than 1 basis point of Acquired Fund Fees and Expenses from investments in money market funds.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%13	0.25%	0.61%14	NA	1.68%	0.53%15	1.15%

13 Management Fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates.
14 Other expenses have been restated to reflect contractual changes to transfer agency fees paid and contractual changes to certain other fees.
15 The Adviser and/or its affiliates have contractually agreed to bear, through April 30, 2012, a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 1.15% of the Fund’s average daily net assets attributable to Class 2 shares. This expense arrangement may only be modified or amended with approval from all parties to such arrangements, including the Fund and the Adviser.

9

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.95%	0.25%	1.87%	NA	3.07%	1.83%16	1.24%16
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)17	0.79%	0.25%	0.21%	NA	1.25%	0.05%18	1.20%18

16 Columbia Management Investment Advisers, LLC  and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Any amounts waived will not be reimbursed by the Fund.  Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), will not exceed 1.24% for Class 2.
17 The expense ratios have been adjusted to reflect current fees.
18 Columbia Management Investment Advisers, LLC  and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Any amounts waived will not be reimbursed by the Fund.  Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), will not exceed 1.205% for Class 2.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.11%	NA	0.86%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.14%	NA	0.89%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Capital Appreciation Fund II	0.85%	0.25%	0.74%	NA	1.84%	0.66%	1.18%
Federated High Income Bond Fund II	0.60%	NA	0.43%	NA	1.03%	0.18%	0.85%
Federated Prime Money Fund II	0.50%	NA	0.40%	NA	0.90%	0.23%	0.67%

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Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.56%	0.25%	0.09%	NA	0.90%19	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.43%	0.68%20	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.57%	0.82%20	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.57%	0.82%20	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.62%	0.87%20	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.64%	0.89%20	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%20	NA	NA
VIP Freedom 2035 Portfolio – Service Class 221	NA	0.25%	0.00%	0.68%	0.93%20	NA	NA
VIP Freedom 2040 Portfolio – Service Class 221	NA	0.25%	0.00%	0.69%	0.94%20	NA	NA
VIP Freedom 2045 Portfolio – Service Class 221	NA	0.25%	0.00%	0.69%	0.94%20	NA	NA
VIP Freedom 2050 Portfolio – Service Class 221	NA	0.25%	0.00%	0.71%	0.96%20	NA	NA

19 A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses.  Including this reduction, the total class operating expenses would have been 0.88%.  These offsets may be discontinued at any time.
20 Fidelity Management & Research Company has voluntarily agreed to reimburse Service Class 2 of each Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.25% for Service Class 2.
21 This Fund commenced operations on April 8, 2009.

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Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund – Class 2	0.80%	0.25%	0.31%	NA	1.36%	0.11%22	1.25%
Franklin Small-Mid Cap Growth Securities Fund – Class 2	0.51%	0.25%	0.29%	0.01%	1.06%	0.01%23	1.05%
Templeton Developing Markets Securities Fund – Class 2	1.24%	0.25%	0.26%	0.01%	1.76%	0.01%23	1.75%
Templeton Foreign Securities Fund – Class 2	0.65%	0.25%	0.14%	0.01%	1.05%	0.01%23	1.04%

22 The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ended April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect. Based on Fund total assets of $393.3 million on December 31, 2010, it is estimated that the increase for the year ending April 30, 2012 will be 0.11%, which is a 0.06% increase in the management fee and a 0.05% increase in the administration fee, for common annual Fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) of 1.11%.
23 The manager and administrator have agreed in advance to reduce their fees as a result of the Fund’s investment in a Franklin Templeton money market fund (“Sweep Money Fund” shown above in column “Acquired Fund Fees and Expenses”). This reduction will continue until at least April 30, 2012.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.17%	NA	0.82%24	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.39%	0.01%	1.05%	0.01%	1.04%25
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.27%	NA	0.82%	0.02%	0.80%26

24 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses After Reimbursement of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.  This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.
25 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses After Reimbursement of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.
26 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses After Reimbursement of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.  This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

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Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust-
MFS® Growth Series – Initial Class Shares	0.75%	NA	0.10%	NA	0.85%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.14%	NA	0.89%	NA	NA
MFS® Research Bond Series – Initial Class Shares	0.50%	NA	0.09%	NA	0.59%	NA	NA
MFS® Strategic Income Series – Initial Class Shares	0.70%	NA	0.44%	NA	1.14%	0.34%27	0.80%
MFS® Total Return Series – Initial Class Shares	0.75%	NA	0.06%	NA	0.81%	0.04%28	0.77%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.08%	NA	0.81%	NA	NA

27 MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Portfolio Annual Operating Expenses After Reimbursement” do not exceed 0.80% of the Fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by a vote of the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2012.
28 Effective May 1, 2011, MFS has agreed in writing to reduce its management fee to 0.70% of the Fund’s average daily net assets annually in excess of $1 billion and 0.65% of the Fund’s average daily net assets annually in excess of $2.5 billion to $3 billion until modified by a vote of the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2012.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE”)  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

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THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objective of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Capital Appreciation Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital.  The Fund invests primarily in equity securities of issuers of all market capitalizations.

Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities.

Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in technology-related industries.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

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American Century VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.

American Century VP International Fund – Class I (Manager: American Century Global Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.

American Century VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth. Income is a secondary objective.

American Century VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.

American Century VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Asset Management, Inc.).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (formerly, Columbia Mid Cap Growth Fund, Variable Series (Class B)) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.

Columbia Funds Variable Series Trust II (formerly, RiverSource Variable Series Trust)

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (formerly, Seligman Global Technology Portfolio (Class 2)) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (formerly, Seligman Variable Portfolio – Smaller-Cap Value Fund (Class 2)) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the Fund normally invests at least 80% of its assets in common stocks. The Fund focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, the Fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The Fund also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.

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Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks capital growth. To pursue its goal, the Fund normally invests at least 80% of its assets in the stocks of small-cap companies. Stocks are selected for the Fund's portfolio based primarily on bottom-up fundamental analysis. The Fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the Fund's investable universe. The Fund's portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the Fund's portfolio to reflect new developments.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index. To pursue its goal, the Fund generally is fully invested in stocks included in the S&P 500® Index and in futures whose performance is tied to the index. The Fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization, adjusted by the number of available float shares divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue its goals, the Fund, in the common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio manager begins by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, the portfolio manager designates the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio manager then evaluates each stock to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity. The portfolio manager then further examines the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio manager considers to be the most attractive based on financial considerations.

Federated Insurance Series

Federated Capital Appreciation Fund II (Manager: Federated Equity Management Company of Pennsylvania).  The investment objective of the Federated Capital Appreciation Fund II is to seek capital appreciation by investing primarily in equity securities of large- and mid-cap companies.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as “junk bonds”).

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government maturing in 397 days or less.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other affiliates of FMR).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

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Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate Securities Fund is to seek high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

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Franklin Small-Mid Cap Growth Securities Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth Securities Fund is to seek long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets Securities Fund – Class 2 (Manager: Templeton Asset Management Ltd. (Asset Management)).  The investment goal of the Templeton Developing Markets Securities Fund is to seek long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments.

Templeton Foreign Securities Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign Securities Fund is to seek long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Research Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Research Bond Series – Initial Class Shares (Manager:  MFS® Investment Management). The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Strategic Income Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Total Return Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

MFS® Utilities Series – Initial Class Shares (Manager:  MFS® Investment Management). The Fund's investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.  There is no assurance that the Federated Prime Money

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Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See “FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES” and “SALE OF THE CONTRACTS”)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. (“Sunset Financial”).  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See “SALE OF THE CONTRACTS”)

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investments or if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account or for any reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant or for any other reason, in our sole

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discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions under the Contract.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGES

Sales Charge.  We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account.  The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year.  During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums.  The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount.  Excess Premiums are Premiums paid during a Contract Year that exceed the Target Premium.

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The following table shows the sales charge applicable to total Premiums paid up to the Target Premium and to total Premiums paid that are Excess Premiums:

Contract Year	Sales Charge as % of Premiums Paid up to Target Premium	Sales Charge % of Excess Premiums Paid
Year 1	50% of Premiums	2% of Premiums
Years 2-5	15% of Premiums	2% of Premiums
Years 6-10	6% of Premiums	2% of Premiums
Years 11-20	2% of Premiums	2% of Premiums
Years 21 +	0%	0%

Here is an example of how we calculate the sales charge:

Assume that the Target Premium specified in a Contract is $1,000.  If Premiums of $1,500 are paid during Contract Year 1, a 50% sales charge applies to $1,000 of the Premiums paid (the amount up to the Target Premium) which equals $500.  A 2% sales charge applies to the Excess Premium of $500, which equals $10.  The total sales charge deducted in Contract Year 1 is $510.  If Premiums of $1,500 are paid in Contract Year 6, a 6% sales charge applies to $1,000 of the Premiums paid which equals $60.  A 2% sales charge applies to the Excess Premium of $500, which equals $10.  The total applicable sales charge in Contract Year 6 is $70.

While this example demonstrates that Premiums paid in later Contract Years may be subject to lower sales charges than Premiums paid during earlier Contract Years, deferring payment of Premiums until later Contract Years may mean that insufficient Premiums are paid to meet the Guaranteed Minimum Death Benefit Option Premium requirement in the early Contract Years (if selected), or may also result in insufficient Premiums being paid for the Cash Surrender Value to cover Monthly Deductions.  In either case, the Contract could lapse.

The sales charge reimburses us for various sales and administrative expenses associated with issuing the Contract.

Premium Processing Charge.  We deduct a 4.85% premium processing charge from each Premium Payment.  This charge reimburses us for a Federal "deferred acquisition" tax on Premiums received, state and local Premium taxes, and for administrative expenses associated with processing Premium Payments.

State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium tax charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and we will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:

•	monthly expense charges;
•	cost of insurance charges; and
•	any optional benefit and/or rider charges, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

Monthly Expense Charge.  The monthly expense charge is made up of two parts:

•	a charge of $12.50 per month for the first five Contract Years.
•	a monthly expense charge of $7.50 plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years.

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The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

We guarantee that the monthly expense charge will not increase.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.

Cost of Insurance Charge. This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.  The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, risk class, and other factors.  We currently place each Insured in one of the following classes, based on underwriting:

•	Standard Tobacco User;
•	Standard Nontobacco User;
•	Preferred Nontobacco User; and
•	Preferred Tobacco User.

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge).  If you have chosen Coverage Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured).  (See “DETERMINING THE CONTRACT VALUE” for an explanation of the factors that affect Contract Value.)  If you have chosen Option B or Coverage Option L for your death benefit, the net amount at risk generally remains constant.  For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued.  Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.

We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application.  When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user standard class are lower than rates for one or both Insureds of the same Age and sex in a tobacco-user standard class.  Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user or tobacco-user standard risk class are lower than rates for one or both Insureds of the same Age, sex and tobacco-user class in a substandard risk class.

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We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years.  Beginning in Contract Year 11, the charge is $0.01 per $1,000 on a current basis, and $0.03 per $1,000 on a guaranteed basis.  This charge is based on the Specified Amount and we will deduct it monthly.

Cost of Additional Benefits Provided by Riders.  These charges are part of the Monthly Deduction and vary by the benefit.

•	Contract Split Option Rider. We assess a charge per $1,000 of rider coverage.
•	Joint First to Die Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage amount.
•	Joint Survivorship Four-Year Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The current charge is at an annual rate of 0.625% of net assets.  We guarantee that this rate will never exceed an annual rate of 0.90%.

The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free.  We will assess a $25 Transfer Processing Fee for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

PARTIAL SURRENDER FEE

We will deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount you request to be surrendered and the charge will be considered part of the partial surrender amount.

NET LOAN INTEREST CHARGE

A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (4% annually).  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds.

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OTHER TAX CHARGE

We do not currently assess a charge for any taxes other than state and local Premium taxes and Federal DAC taxes incurred as a result of the operations of the Subaccounts.  We have the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

THE CONTRACT

Effective January 1, 2009, the Contract is no longer offered for sale.

PURCHASING A CONTRACT

The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  These variations are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be advantageous to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and then we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium payment that is at least equal to two months of minimum initial Premium.  We require only one month of minimum initial Premium for Contracts when you will be making Premium payments under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")

We require satisfactory evidence of both proposed Insureds’ insurability, which may include a medical examination.  The available issue ages are 20 through 85.  Age is determined on the Contract Date based on of each Insured’s Age last birthday.  The minimum Total Sum Insured is $200,000.  Acceptance of an application depends on our underwriting rules and we have the right to reject an application.

OWNERSHIP

As the Owner of the Contract, you may exercise all rights provided under the Contract.  The Insured's are the Owner, unless a different Owner is named in the application.  While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.

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Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.  (See "TAX CONSIDERATIONS")

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules as described below.

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium with Application.

If PAC or CB is requested and the initial Premium is taken with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Combined Billing (CB)-No Premium with Application.

If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received.  However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract.  In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.

Government Allotment (GA) and Federal Allotment (FA).

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

Conversions

If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge period.

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You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your "free-look" period.  The free look period expires on the latest of:

•	10 days after you receive your Contract;
•	45 days after your application for the Contract;
•	10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract, you must return it by mail or other delivery method to the Home Office or your registered representative.  The Contract will be deemed void from the beginning immediately after you mail or deliver it for cancellation.  We will refund Premiums paid within seven days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)

ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (Premiums less Premium Expense Charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the Premium Payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial net Premium to the Federated Prime Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.  (See "DETERMINING THE CONTRACT VALUE")

We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.

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TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less);

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;

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•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

Additional No-Fee Transfer Right.  This additional, one-time transfer feature allows you to transfer all or a portion of the Variable Account Value to the Fixed Account and we will make this transfer without applying the transfer-processing fee (even if you have already used the six free transfers for that Contract Year.)  This additional no-fee transfer right applies during the first 24 months of the Contract.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly

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scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

•	we have completed the designated number of transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:

•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or

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•	provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate amendment to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

OPTIONAL RIDERS

The following optional riders are available and may be added to your Contract.  We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.

Contract Split Option Rider

Issue ages: 20-75

This rider allows you to split the Contract equally into two individual contracts, one on the life of each Insured.  This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:

•	the divorce of the two Insureds; or
•	as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.

You must also meet specific other conditions in order to qualify.  When you exercise this option, we will terminate the existing Contract.  (In Pennsylvania, this option may not be exercised in the event of divorce.)

The new contracts will be based on the Insureds' Age, sex, and based on the risk class at the time of issue of the original Contract.

This rider will terminate at the older Insured's Age 80.  The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

The tax consequences of a contract split are uncertain.  (See "TAX TREATMENT OF CONTRACT BENEFITS")  A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange.  If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion.  In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as Modified Endowment Contracts.  Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.

Joint First to Die Term Life Insurance Rider

Issue ages: 20-85

This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force.  Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000.  You may increase (subject to insurability) or decrease the coverage under this rider.  You may also choose at issue a schedule for the coverage to decrease annually.  The scheduled decreases may be based on the percentage of the coverage amount or may be a flat dollar amount.  If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

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Joint Survivorship Four-Year Term Life Insurance Rider

Issue ages: 20-85

This rider provides four-year level term insurance and expires four years after the effective date of the rider.  The term insurance provides a death benefit payable at the death of the last surviving Insured.  The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.  This rider is available at issue only.

The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

Additional rules and limits apply to these optional riders.  Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available.  Please ask your registered representative for further information, or contact the Home Office.

PREMIUM PAYMENTS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we set a Planned Premium Payment.  This amount is only an indication of your preference in paying Premiums.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  We do have requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct Premium Expense Charges from all Premiums prior to allocating them to your Contract.  (See “CHARGES AND DEDUCTIONS”)

Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any optional benefits and riders selected and the Planned Premium Payments you propose to make.  (See "PLANNED PREMIUM PAYMENTS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code.  We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval.  If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit.  (See "TAX CONSIDERATIONS")

Your Contract may become a modified endowment contract if Premiums exceed the “7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")

We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "PREMIUM ALLOCATIONS AND CREDITING")

General Premium Information.  You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium Payment.  (See "CONTRACT LOANS")

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If mandated under applicable law, we may be required to reject a Premium payment.  We may also be required to provide additional information about you or your account to government regulators.

Planned Premium Payments.  When applying for a Contract, you may select a plan for paying Premiums.  Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premium Payments in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium Payment entirely.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE" and "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premium Payments at any time.

Premium Payments Upon an Increase in Additional Insurance Amount. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments.  (See “INCREASES IN THE ADDITIONAL INSURANCE AMOUNT”)

PREMIUM PAYMENTS TO PREVENT LAPSE

If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.  The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option.  On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.  The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

For Contracts That Do Have the Guaranteed Minimum Death Benefit Option.  We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  If you have met the requirement, then we guarantee that the Contract will not lapse.  If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See “AMOUNT OF DEATH PROCEEDS”)  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See “REINSTATEMENT OF CONTRACT”)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  The Contract will be in default and a Grace Period will begin if:

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•	the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction on that date (see “PREMIUM PAYMENTS TO PREVENT LAPSE”); and
•	the Guaranteed Minimum Death Benefit Option is not then in effect. (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date.  The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account.  We will pay this bonus at our sole discretion and we do not guarantee it.

DETERMINING THE CONTRACT VALUE

On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deductions deducted from the Contract Date.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:

•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.

Subaccount Values. When you allocate an amount to a Subaccount, either by Premium Payment or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Accumulation Units we credited to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:

•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.

Accumulation Unit Values. Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.

Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract is the total of:

•	all Premiums allocated to the Fixed Account; plus

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•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account; less
•	the pro rata portion of the Monthly Deduction deducted from the Fixed Account.

Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See "SURRENDERING the Contract for Cash Surrender Value")  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any Indebtedness.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT

As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured, plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may also require proof of the death of the Insured who died first and may require return of the Contract.  We will pay Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")

AMOUNT OF DEATH PROCEEDS

The Death Proceeds payable upon the death of the last surviving Insured are equal to the following:

•	the greater of (1) the death benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus
•	an amount equal to any benefits provided by any optional benefits or riders; plus
•	any Premiums received after the date of death; less
•	any Indebtedness on that date; less
•	any past due Monthly Deductions if the death occurred during a Grace Period.

Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.

The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum death benefit.  If all or parts of the Death Proceeds are paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.

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TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT

The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued.  The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured.  The minimum Total Sum Insured is $200,000.  Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000 while the minimum Additional Insurance Amount be $10,000.  The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below.  The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount.  Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay Monthly Deductions, the Additional Insurance Amount may lapse.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

COVERAGE OPTIONS

When you apply for the Contract you may choose one of three Coverage Options, which will be used to determine the death benefit:

•	Option A: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
•	Option B: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
•
Option L: death benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  If the amount in (2) of the Option L death benefit calculation is less than zero, then the Option L death benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below.  However, Coverage Option L is only available at issue.  If a Coverage Option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.

CORRIDOR DEATH BENEFIT

The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage.  The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.

GUARANTEED MINIMUM DEATH BENEFIT OPTION

An optional Guaranteed Minimum Death Benefit Option is available only at issue.  This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued.  If you choose this option, it guarantees that we will pay the Specified Amount (less Indebtedness and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect.  Your Contract shows the Guaranteed Minimum Death Benefit Premium.  You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus Indebtedness.

"Cumulative Premiums that you have paid" means the amount that is equal to:

•	the sum of all Premiums paid; less
•	the sum of all partial surrenders; with

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•
each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums.  Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default.  A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option.  The Premium amount required to prevent default of the option is equal to:

•	the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness; less
•	the cumulative paid Premium.

The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.

If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders.  On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction.  If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect.  The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three Monthly Deductions.  We will remove the Additional Insurance Amount coverage and other optional riders from the Contract if we do not receive the required Premium by the end of the notice period.

We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available for:

•	Coverage Option B Contracts;
•	Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
•	Contracts which include the Joint First to Die Rider.

The Guaranteed Minimum Death Benefit Option will terminate:

•	upon your request;
•	if you change the Coverage Option to B; or
•	if you increase the Additional Insurance Amount to more than the Specified Amount.

You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option.  Re-activation requires:

•	Written Notice to restore the option;
•	evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period, and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness exceeds the cumulative paid Premiums on the date of re-activation.

On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges.  We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT

You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:

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•	the Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability;
•
the Additional Insurance Amount does not increase the Target Premium under a Contract. Accordingly, the amount of sales charge paid and the amount of compensation paid to the registered representative may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount;

•
the Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount.  If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount.  On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue.  The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time.  In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available.  However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.

CHANGES IN DEATH BENEFIT

EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT

If investment performance is favorable, the amount of the Death Proceeds may increase.  The impact of investment performance will vary depending upon which Coverage Option applies:

•	Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all;
•	Option B provides a death benefit that varies directly with the investment performance of the Contract Value;
•	Option L provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.

CHANGES IN COVERAGE OPTION

You may change the Coverage Option subject to the following rules:

•	we have the right to require that there be no change in Coverage Option during the first Contract Year;
•	we have the right to allow only one increase in any 12-month period;
•	Coverage Option L is only available at issue;
•	after any change in Coverage Option, we require that the Total Sum Insured be at least $200,000 and the Specified Amount be at least $100,000;
•
the effective date of change will be the Monthly Anniversary Day that coincides with or next follows the date we receive and approve your application. If the Coverage Option is B or L, it may be changed to A.  The Total Sum Insured will not change;

•
if the Coverage Option is A or L, it may be changed to B subject to satisfactory evidence of insurability.  The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000; and

•	if the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.

Changes in the Coverage Option may have tax consequences.  You should consult a tax adviser before changing the Coverage Option.

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INCREASES IN THE ADDITIONAL INSURANCE AMOUNT

You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request.  The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount.  This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

Scheduled Increases.  Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase.  Available percentage increases range from 0-25% of the Additional Insurance Amount.  We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs.  Available amounts for a flat amount increase range from 0 - 25% of the Additional Insurance Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

Unscheduled Increases.  You may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue.  We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period.  The following requirements apply for an unscheduled increase:

•	you must submit an application for the increase;
•	we may require satisfactory evidence of insurability;
•	any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
•	the Insureds' attained Age must be less than the current maximum issue age for the Contracts, as we determine from time to time;
•	a change in Planned Premium Payments may be advisable;
•	the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
•	if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.

For both a scheduled or unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Increases in the Additional Insurance Amount may have tax consequences.  You should consult a tax adviser before increasing the Additional Insurance Amount.

DECREASES IN TOTAL SUM INSURED

You may request a decrease in the Total Sum Insured.  When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining.  Then we will reduce the Specified Amount, starting with the latest increase and continuing in the reverse order in which the increases were made.  If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount.  Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured.  (See "PARTIAL SURRENDERS")

We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.

We have the right to require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000.  You must provide Written Notice of your request to decrease your Total Sum Insured.  The effective date of the decrease will be the Monthly Anniversary Day following the date we approve your request.

Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges.  However, a decrease will not decrease the Target Premium or Guaranteed Minimum Death Benefit Option Premium.

A decrease in the Total Sum Insured may have adverse tax consequences.  You should consult a tax adviser before decreasing the Total Sum Insured.

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SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application.  You may change the Beneficiary in accordance with the terms of the Contract.  If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary’s consent to change the Beneficiary.  The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds.  If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract (prior to the death of the 2nd Insured) at any time by submitting a Written Request.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date we approve your Written Request.  We will generally send loan Proceeds to you within seven calendar days.  (See "PAYMENT OF PROCEEDS")

Interest.  We will charge interest on any Indebtedness at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the amount of the interest to the loan and it becomes part of the Indebtedness.

Loan Collateral.  When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You may specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total unloaned Contract Value on the date you make the loan.  On each Contract Anniversary we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.

Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan is available called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value fewer Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.

Loan Repayment.  You may repay all or part of your Indebtedness at any time while at least one Insured is living and the Contract is in force.  We reserve the right to require that each loan repayment be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Sales charges and premium processing charges do not apply to loan repayments, unlike Unscheduled Premium Payments.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the

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Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise that a Contract may lapse.

Contract Loans may have tax consequences.  In particular, if your Contract is a “modified endowment contract,” Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see “TAX CONSIDERATIONS.”  You should consult a tax adviser before taking out a Contract Loan.

We will deduct Indebtedness from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination of coverage under the Contract.  The notice will specify the amount that must be repaid to prevent termination.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE”)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to reinstate it later.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that Contract Anniversary, less any Contract loans or partial surrenders made on or after such Contract Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request or make your request by telephone if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300 or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See “PARTIAL SURRENDER FEE”)  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, “partial surrender amount”).  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee).  We will reduce the Total Sum Insured by the partial surrender amount minus the excess, if any, of the death benefit (including the partial surrender fee) over the Total Sum Insured at the time you make the partial

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surrender.  If the partial surrender amount (including the partial surrender fee) is less than the excess of the death benefit over the Total Sum Insured, we will not reduce the Total Sum Insured.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee).

We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.

We will process partial surrender requests as of the date we receive your Written Request or request by telephone.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable. Payment options are available for use with various types of Proceeds, such as surrender or death. We summarize these payment options below. All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.

Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

Option 3: Installments For a Specified Period. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

Option 4: Life Income. We will pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

Minimum Amounts. We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

Choice of Options You may choose an option by Written Notice during the Insureds' lifetimes.  If a payment option is not in effect at the last surviving Insured’s death, the Beneficiary may make a choice.

Even if the death benefit under the Contract is excludable from income, payments under payment options may not be excludable in full.  This is because earnings on the death benefit after the last surviving Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

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We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death.  But, we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Prime Money Fund II Subaccount until the Fund is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual;
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

REINSTATEMENT OF CONTRACT

If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  This reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.

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TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited. Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General. We believe that the death benefit under a Contract should be excludable from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC.  In general a Contract will be classified as a MEC if the amount of Premiums paid into the Contract causes the Contract to fail the “7-Pay Test.”  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract at any time, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a

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“material change” in the Contract’s benefits or other terms, the Contract may have to be retested as if it were a newly issued Contract.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a MEC, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.

Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions (Other Than Death Benefits) from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax advisor about such loans.

Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans. In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or

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residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the younger insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the younger insured’s 100th year.

Business Uses of Contract.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Contracts.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.

Contract Split Option.  The Contract split option rider permits a Contract to split into two individual Contracts.  It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts.  A tax advisor should be consulted before exercising the Contract Split Option.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially effects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”), prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

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Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Contract.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.  The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%.  Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates.  Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Accelerated Death Benefit.  The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear.  A tax adviser should be consulted about the tax consequences of adding this rider to a Contract or requesting payment under the rider.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

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OUR INCOME TAXES

Under current Federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  125% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract year; 2% of target Premium in Contract years 2 through 10; and 1% of target Premium paid in Contract Years thereafter.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century® Variable Portfolios II, Inc., Columbia Funds Series Trust I, Columbia Funds Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, and Franklin Templeton Variable Insurance Products Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

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Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Request can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

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LITIGATION

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that the Kansas City Life’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk:  credit risk, interest rate risk, and liquidity risk.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract, which is not part of the Specified Amount. The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract. We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any Contract Indebtedness.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value, which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under section 7702 of the Internal Revenue Code, as amended. The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Excess Premium	The portion of total Premiums we receive during any Contract Year that exceeds the Target Premium.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

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Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract. If elected, it guarantees payment of the Specified Amount less the Indebtedness and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness	The sum of all outstanding Contract loans plus accrued interest.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Minimum Premium	The amount we require in the first Contract Year to issue the Contract.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You	The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments
The amount and frequency of Premium Payments you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium Expense Charges	The amounts we deduct from each Premium Payment which include the sales charge and the premium processing charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premium Payments and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

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Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Target Premium	This amount is segregated from Excess Premium for the purpose of calculating certain charges. We show the annual Target Premium in the Contract.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium Payment.

Valuation Day
Each day on which both the New York Stock Exchange and Kansas City Life are open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	6
RESOLVING MATERIAL CONFLICTS	6
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus.  For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net Cash Surrender Values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-09080

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Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2011.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	6
RESOLVING MATERIAL CONFLICTS	6
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.

We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds' lifetimes for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds' lifetimes for two years from the date of the reinstatement application unless the Contract lapses.

SUICIDE EXCLUSION

If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Indebtedness.

If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of either Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.

If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).

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ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PREMIUM PAYMENTS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premium paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE

Failure to pay Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the

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amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.
•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  The available Issue Ages are 20-85 for all rate classes.

•
Non-Tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco.  If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS

Effective January 1, 2009, the Contract is no longer offered for sale.

We offer the Contracts to the public through Sunset Financial Services, Inc. (“Sunset Financial”).

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2008	$2,189,088.00	$85,139.00
2009	$1,519,126.00	$50,315.00
2010	$1,763,890.00	$116,631.00
* Includes sales compensation paid to registered persons of Sunset Financial.

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The adviser for certain of the funds may, from time to time, use its management fee revenue, as well as its past profits or other resources as may be permitted by regulatory rules, to make payments for distribution services to Sunset Financial, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract, which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

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The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insureds' age, sex, number of completed Contract years, Total Sum Insured, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

5

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2010 and 2009 and for each of the years in the three-year period ended December 31, 2010; the statement of net assets of the Variable Account as of December 31, 2010, and the related statements of operations for the period or year then ended, the statements of

6

changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  Their report on the consolidated financial statements of Kansas City Life Insurance Company contains an explanatory paragraph stating that as discussed in note 1 to the consolidated financial statements, effective January 1, 2009, the Company changed its method of accounting for other-than-temporary impairments of debt securities due to the adoption of Financial Accounting Standards Board Accounting Standards Codification 320.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2010 and 2009; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2010.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2010; and
•
related statement of operations for the period or year ended December 31, 2010, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2010, and financial highlights for each of the periods or years in the five-year period ended December 31, 2010.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that the Kansas City Life’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk:  credit risk, interest rate risk, and liquidity risk.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

7

Amounts in thousands, except share data, or as otherwise noted

Kansas City Life Insurance Company Consolidated Balance Sheets

	December 31
	2010	2009
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value
(amortized cost: 2010 - $2,540,725; 2009 - $2,470,516)	$ 2,648,888	$ 2,469,272
Equity securities available for sale, at fair value
(cost: 2010 - $36,293; 2009 - $35,405)	38,321	36,876
Mortgage loans	559,167	457,582
Real estate	119,909	114,076
Policy loans	84,281	85,585
Short-term investments	15,713	138,704
Other investments	5,009	6,379
Total investments	3,471,288	3,308,474

Cash	5,445	4,981
Accrued investment income	35,742	32,989
Deferred acquisition costs	192,943	209,495
Reinsurance receivables	187,123	179,365
Property and equipment	23,514	24,393
Other assets	78,198	103,664
Separate account assets	339,029	312,824
Total assets	$ 4,333,282	$ 4,176,185

LIABILITIES
Future policy benefits	$ 884,380	$ 866,889
Policyholder account balances	2,065,878	2,048,828
Policy and contract claims	44,046	33,484
Other policyholder funds	145,560	137,847
Other liabilities	174,917	147,950
Separate account liabilities	339,029	312,824
Total liabilities	3,653,810	3,547,822

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares,
issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,085	41,068
Retained earnings	767,126	757,225
Accumulated other comprehensive income (loss)	7,807	(36,477)
Treasury stock, at cost (2010 - 7,029,575 shares;
2009 - 6,931,589 shares)	(159,667)	(156,574)
Total stockholders' equity	679,472	628,363

Total liabilities and stockholders' equity	$ 4,333,282	$ 4,176,185

See accompanying Notes to Consolidated Financial Statements.

Kansas City Life Insurance Company Consolidated Statements of Income

	Year Ended December 31
	2010	2009	2008
REVENUES
Insurance revenues:
Premiums, net	$ 139,811	$ 137,067	$ 127,166
Contract charges	106,019	105,735	109,007
Total insurance revenues	245,830	242,802	236,173
Investment revenues:
Net investment income	175,859	177,428	177,419
Realized investment gains, excluding
impairment losses	4,355	10,979	10,422
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(4,129)	(37,125)	(62,693)
Portion of impairment losses recognized in
other comprehensive income (loss)	309	16,070	-
Net impairment losses recognized in earnings	(3,820)	(21,055)	(62,693)
Total investment revenues	176,394	167,352	125,148
Other revenues	9,139	10,491	13,005
Total revenues	431,363	420,645	374,326

BENEFITS AND EXPENSES
Policyholder benefits	182,997	178,990	178,749
Interest credited to policyholder account balances	85,949	86,713	86,899
Amortization of deferred acquisition costs	27,033	35,126	34,989
Operating expenses	100,625	103,364	99,903
Total benefits and expenses	396,604	404,193	400,540

Income (loss) before income tax expense (benefit)	34,759	16,452	(26,214)

Income tax expense (benefit)	12,457	5,720	(9,164)

NET INCOME (LOSS)	$ 22,302	$ 10,732	$ (17,050)

Comprehensive income (loss), net of taxes:
Change in net unrealized gains and (losses) on
securities available for sale	$ 42,862	$ 89,709	$ (89,921)
Change in benefit plan obligations	1,422	11,212	(21,067)
Other comprehensive income (loss)	44,284	100,921	(110,988)
COMPREHENSIVE INCOME (LOSS)	$ 66,586	$ 111,653	$ (128,038)

Basic and diluted earnings per share:
Net income (loss)	$ 1.95	$ 0.93	$ (1.47)

See accompanying Notes to Consolidated Financial Statements.

Kansas City Life Insurance Company Consolidated Statement of Stockholders’ Equity

	Year Ended December 31
	2010	2009	2008

COMMON STOCK, beginning and end of year	$ 23,121	$ 23,121	$ 23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	41,068	36,281	30,244
Excess of proceeds over cost of treasury stock sold	17	4,787	6,037

End of year	41,085	41,068	36,281

RETAINED EARNINGS
Beginning of year	757,225	750,600	780,133
Cummulative effect of change in accounting
principle (See Note 15)	-	8,399	-
Net income (loss)	22,302	10,732	(17,050)
Stockholder dividends of $1.08 per share
(2009 - $1.08; 2008 - $1.08)	(12,401)	(12,506)	(12,483)

End of year	767,126	757,225	750,600

ACCUMULATED OTHER COMPREHENSIVE
INCOME (LOSS), net of taxes
Beginning of year	(36,477)	(130,799)	(19,811)
Cummulative effect of change in accounting
principle (See Note 15)	-	(6,599)	-
Other comprehensive income (loss)	44,284	100,921	(110,988)

End of year	7,807	(36,477)	(130,799)

TREASURY STOCK, at cost
Beginning of year	(156,574)	(152,096)	(129,286)
Cost of 99,012 shares acquired
(2009 - 396,821 shares; 2008 - 557,424 shares)	(3,108)	(11,957)	(25,972)
Cost of 1,026 shares sold
(2009 - 526,708 shares; 2008 -222,687 shares)	15	7,479	3,162

End of year	(159,667)	(156,574)	(152,096)

TOTAL STOCKHOLDERS' EQUITY	$ 679,472	$ 628,363	$ 527,107

See accompanying Notes to Consolidated Financial Statements.

Kansas City Life Insurance Company Consolidated Statements of Cash Flows

	Year Ended December 31
	2010	2009	2008
OPERATING ACTIVITIES
Net income (loss)	$ 22,302	$ 10,732	$ (17,050)
Adjustments to reconcile net income (loss) to
net cash provided by operating activities:
Amortization of investment premium	3,263	3,838	5,114
Depreciation	2,786	2,919	3,008
Acquisition costs capitalized	(37,017)	(33,557)	(27,804)
Amortization of deferred acquisition costs	27,033	35,575	34,989
Realized investment (gains) losses	(535)	10,076	52,271
Changes in assets and liabilities:
Reinsurance receivables	(7,758)	(10,975)	(6,050)
Future policy benefits	10,391	13,433	1,633
Policyholder account balances	(34,944)	(22,122)	(17,378)
Income taxes payable and deferred	22,255	10,733	(29,978)
Other, net	12,515	11,028	17,321
Net cash provided	20,291	31,680	16,076

INVESTING ACTIVITIES
Purchases of investments:
Fixed maturity securities	(423,039)	(322,508)	(251,136)
Equity securities	(1,471)	(4,025)	(8,300)
Mortgage loans	(155,818)	(59,650)	(49,273)
Real estate	(12,238)	(22,130)	(31,091)
Policy loans	(16,765)	(17,244)	(17,496)
Other investments	(644)	(214)	(2,208)
Sales of investments:
Fixed maturity securities	81,441	134,810	33,499
Equity securities	584	4,781	8,811
Real estate	-	2,066	30,035
Other investments	858	-	-
Net sales (purchases) of short-term investments	122,991	(103,566)	1,384
Maturities and principal paydowns of investments:
Fixed maturity securities	268,669	247,925	254,950
Mortgage loans	54,233	47,458	54,031
Policy loans	18,069	19,963	21,995
Net disposition (acquisition) of property and equipment	(406)	(68)	3
Net cash provided (used)	(63,536)	(72,402)	45,204

See accompanying Notes to Consolidated Financial Statements.

Kansas City Life Insurance Company Consolidated Statements of Cash Flows (Continued)

	Year Ended December 31
	2010	2009	2008

FINANCING ACTIVITIES
Proceeds from borrowings	$ 8,000	$ 1,500	$ 100,962
Repayment of borrowings	(8,000)	(4,400)	(108,462)
Deposits on policyholder account balances	238,213	239,642	200,465
Withdrawals from policyholder account balances	(189,326)	(201,711)	(243,438)
Net transfers from separate accounts	7,177	7,271	11,486
Change in other deposits	3,122	5,878	4,525
Cash dividends to stockholders	(12,401)	(12,506)	(12,483)
Net disposition (acquisition) of treasury stock	(3,076)	309	(16,773)
Net cash provided (used)	43,709	35,983	(63,718)

Increase (decrease) in cash	464	(4,739)	(2,438)
Cash at beginning of year	4,981	9,720	12,158

Cash at end of year	$ 5,445	$ 4,981	$ 9,720

	See accompanying Notes to Consolidated Financial Statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies.  The consolidated entity (the Company) primarily consists of three life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period’s presentation.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are the fair value of certain invested assets, deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities, pension and other postretirement benefits and the valuation allowance on deferred income tax assets.

Business Changes
The Company has not had any significant business changes in the three years ended December 31, 2010.

Significant Accounting Policies
Presented below is a summary of significant accounting policies used by the Company.

Investments
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date. Securities available for sale are stated at fair value.  Unrealized gains and losses, net of adjustments to deferred acquisition costs (DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive income (loss) in stockholders' equity.  Unrealized losses represent the difference between amortized cost and fair value on the valuation date.  The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

The Company’s fair value of fixed maturity and equity securities are derived from external pricing sources, brokers, and internal matrices and calculations.  At December 31, 2010, approximately 96% of the carrying value of these investments was from external pricing services and 4% was derived from brokers, internal matrices and calculations.  The investment portfolio is monitored regularly to ensure that investments which may be other-than-temporarily impaired are identified in a timely fashion and properly valued.  Other-than-temporary impairments that are determined to be due to credit are charged against earnings as realized investment losses.  See Note 3 – Investments for further details.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Investment income on residential mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase.  Subsequent revisions in those assumptions are recorded using the retrospective method, except for adjustable rate residential mortgage-backed securities where the prospective method is used.  Under the retrospective method, the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase.  Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new effective yield to maturity.  The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.  The Company bases its historical results from individual securities and internal assessments of likely future results for these securities.   These results are based upon validations and comparisons to similar securities provided by third parties such as rating agency analysis.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for potential future losses.  A loan is considered impaired if it is probable that contractual amounts due will not be collected.  The allowance for loss on mortgage loans is maintained at a level believed by management to be adequate to absorb potential future credit losses.  Management’s periodic evaluation and assessment of the adequacy of the reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors.  Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development and low income housing tax credit (LIHTC) investments.  Real estate joint ventures are consolidated when required or are valued at cost, adjusted for the Company’s equity in earnings.

Policy loans are carried at cost, less principal payments received.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

Valuation of Investments
The Company’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk: credit, interest rate and liquidity.  The fixed maturity securities, which are all classified as available for sale, are carried at their fair value in the Company’s Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances and deferred acquisition costs to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.

The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events and other items that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors.  This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, asset quality and cash flow projections as indicators of credit issues.

The Company monitors the various markets in which its investments are traded.  The Company utilizes a primary independent third-party pricing service to determine the majority of its fair values.  The Company uses a second third-party pricing service to validate the fair market values provided by the primary pricing service.  The Company also uses the second pricing service to determine the fair value of certain securities for which the primary pricing service was unable to provide.  The Company reviews values received from independent pricing sources for unusual fluctuations.  In addition, the Company tests a limited number of securities from the primary independent pricing service each reporting period to further validate reliance on the fair values provided.  When fair values are not available from external service providers, where possible, the Company pursues external pricing from brokers.  Generally, the Company pursues and utilizes only one broker quote per security.  In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security.  When the Company cannot obtain reliable broker pricing, a fair value is determined based upon an assessment of several factors appropriate for the specific issue, including but not limited to: the issuer’s industry; liquidity; cash flows; marketability, ratings and the ability of the issuer to satisfy the obligation; government intervention or regulations; fair value of comparable securities in actively traded or quoted markets; or other factors.  The Company creates a matrix of factors from which to calculate an estimable value.  However, all factors may not be known or publicly available from which to determine a value and, as such, the fair value used by the Company may not be truly indicative of the actual value available in an active market or an actual exit price if the Company were to sell the security in the current market.

At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

where fair value is less than 90% of amortized cost.  The Company prepares a formal review document no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:

•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels and income results;

•	Significant management or organizational changes;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The Company’s intent and ability to hold an equity security until it recovers in value;
•	Whether the Company intends to sell a debt security and whether it is more likely than not that the Company will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the Consolidated Statements of Income and the cost basis of the underlying investment is reduced.  The portion of the impairment that is deemed to be non-credit is charged to other comprehensive income (loss).  Equity securities that are determined to be other-than-temporarily impaired are written down to fair value and the impairment is charged to the Consolidated Statements of Income.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:

•	The risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest;

•
The risk that fraudulent, inaccurate or misleading information could be provided to the Company’s credit, investment and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians or other parties with interests in the security may have an unforeseen adverse impact on the Company’s investments;
•	The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.

Any of these situations could result in a charge to income in a future period.

The Company may selectively determine that it no longer intends to hold a specific issue to its maturity.  If the Company makes this determination and the fair value is less than the cost basis, an analysis of the fair value of the investment is performed and the investment is written down to the fair value and an other-than-temporary impairment is recorded on this

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

particular position.  Subsequently, the Company seeks to obtain the best possible outcome available for this specific issue and records an investment gain or loss at the disposal date.

The Company has exposure to the municipal bond market.  The Company’s investments in municipal bonds present unique considerations in evaluating other-than-temporary impairments.  Judgments regarding whether a municipal debt security is other-than-temporarily impaired include analyzing a number of rather unique characteristics pertaining to the issuer.  Municipalities possess unique powers, along with special legal standing and protections.  These powers include the sovereign power to tax, access to one-time revenue sources, capacity to issue or restructure debt and the ability to shift spending to other authorities.  In addition, state governments often provide secondary support to local governments in times of financial stress and the federal government has also provided assistance to state governments as well.

The evaluation of loan-backed and similar asset-backed securities, particularly including residential mortgage-backed securities, with significant indications of potential other-than-temporary impairment requires considerable use of estimates and judgment.  Specifically, the Company performs discounted cash flow projections on these securities to evaluate whether the value of the investment is expected to be fully realized.  Projections of expected future cash flows are based upon considerations of the performance of the actual underlying assets, including historical delinquencies, defaults, severity of losses incurred, and prepayments, along with the Company’s estimates of future results for these factors.  The Company’s estimates of future results are based upon actual historical performance of the underlying assets relative to historical, current and expected general economic conditions, specific conditions related to the underlying assets, industry data, and other factors that are believed to be relevant.  If the present value of the projected expected future cash flows are determined to be below the Company’s carrying value, the Company recognizes an other-than-temporary impairment on the portion of the carrying value that exceeds the projected expected future cash flows.  To the extent that the loan-backed or other asset-backed securities were high quality investments at the time of acquisition, and they remain high quality investments and do not otherwise demonstrate characteristics of impairment, the Company performs other initial evaluations to determine whether other-than-temporary cash flow evaluations need to be performed.

The discounted future cash flow calculation typically becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities with significant indications of potential other-than-temporary impairment.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  The Company identified 12 and 13 non-U.S. Agency mortgage-backed securities that had such indications as of December 31, 2010 and December 31, 2009, respectively.  Discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant over a 24-month time frame and grade down thereafter, reflecting the general perspective of a more stabilized residential housing environment in the future.

The determination of any amount of impairment that is due to credit is based upon a comparison of the present value of the projected future cash flows on the security to the amortized cost.  If any portion of the impairment is determined to be due to credit, based upon the present value of projected future cash flows being less than the amortized cost of the security, this amount is recognized as a realized loss in the Company’s Consolidated Statements of Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.

Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  This has been the situation in the non-U.S. Agency mortgage-backed securities market in recent periods.  Based upon the process described above, the Company is best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, the Company can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

Financing Receivables

The Company has financing receivables as defined in the newly issued and adopted guidance Accounting Standards Update No. 2010-20 “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses.”

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The Company has several categories of receivables, not all of which meet the definition of a financing receivable as defined under the guidance.  The Company has both long-term receivables and short-term receivables which might otherwise meet the definition, except that short-term receivables are specifically excluded under the guidance.  To qualify as a financing receivable, a receivable must have both a specific maturity date, either on demand or on a fixed or determinable date, and it must be recognized as an asset in the Company’s statement of financial position.  In addition, certain investments in mortgage loans and policy loans were also be evaluated to determine whether they meet the definition of a financing receivable.  The Company’s financing receivables are defined as follows:

•
The Company has mortgage loans which are identified as financing receivables.  Mortgage loans at December 31, 2010 totaled $559.2 million, net of the allowance for loss.  Please see the mortgage loan section contained in Note 3 – Investments for further details.

•
The Company has agent receivables which are classified as financing receivables and which are reduced by an allowance for doubtful accounts.  These receivables are long-term in nature, are trade receivables with the Company’s sales force, contain specifically agreed contracts and are specifically assessed as to the collectability of each receivable.  The Company’s gross agent receivables totaled $2.8 million at December 31, 2010 and the Company maintained an allowance for doubtful accounts totaling $0.6 million.  The Company has two types of agent receivables included in this category as follows:

•	Agent specific loans. These loans totaled $0.3 million with a minimal allowance for doubtful accounts.
•
Various agent commission advances and other commission receivables.  Gross agent receivables in this category totaled $2.5 million, and the Company maintained an allowance for doubtful accounts of $0.6 million.

The table below identifies the Company’s financing  receivables by classification amount as of December 31, 2010.

Receivables:
Agent receivables, net (uncollectible allowance $644)	$ 2,120
Investment-related financing receivables:
Mortgage loans, net (allowance $3,410)	559,167
Total financing receivables	$ 561,287

Deferred Acquisition Costs
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred.  At least annually, the Company reviews its DAC capitalization policy and the specific items which are capitalized with existing guidance.  These deferred costs for life insurance products are generally deferred and amortized over the premium paying period.  Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized with interest in relation to the estimated gross profits to be realized over the lives of the contracts.

For interest sensitive and variable insurance products, estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses.  At the issuance of policies, projections of estimated gross profits are made which are then replaced by actual gross profits over the lives of the policies.  In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated using these new assumptions and any resulting adjustment is included in income.  The Company considers the following assumptions to be of significance when evaluating future estimated gross profits: mortality, interest rates and spreads, surrender and withdrawal rates and expense margins.

DAC is also reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The DAC asset is also adjusted at each reporting date to reflect the impact of unrealized gains and losses on fixed maturity and equity securities available for sale as though such gains and losses had been realized.

The Company may consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system upgrades.  The Company considers such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to the appropriate financial statement line items in a manner similar to unlocking adjustments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The amortization of DAC decreased $8.1 million or 23% in 2010 compared to one year ago.  This decrease was primarily the result of a refinement in methodology (resulting in a change in estimate) and an unlocking of certain assumptions.  The Company refined its estimate as a result of the implementation of an actuarial system upgrade.  This upgrade allowed the Company to refine its projection of future expected gross profits on investment-type contracts which impacted the calculation of DAC amortization.  The effect of the change in estimate was an increase in the DAC asset and a reduction in current period DAC amortization of $1.8 million.  There was no material refinement in either 2009 or 2008.

The other factor impacting the amortization of DAC was an unlocking that occurred in 2010.  The unlocking primarily related to a change in the estimated future gross profits associated with the mortality assumption for certain universal life and variable universal life products.  This unlocking adjustment reflects actual experience from mortality results that have emerged and which have been better than assumed in expected future profits previously established.  The unlocking of the mortality assumption on the variable universal life product included a change to a more recent mortality table.   This table is also currently used by the Company in the mortality assumption for universal life and allows the Company enhanced consistency with mortality assumptions on other interest-sensitive products.  In addition, the Company also unlocked an interest rate assumption on selected fixed deferred annuity products.  The impact of unlocking was an increase in the DAC asset and a corresponding decrease in the amortization of DAC of $5.8 million.  While no material DAC unlocking or change in estimate occurred in 2009, DAC amortization was reduced by $3.0 million due to unlocking during 2008.

The following table identifies the effects of the DAC change in estimate and unlocking in the Consolidated Statements of Income for the years ended December 31.

	2010	2009	2008

Change in estimate	$ 1,795	$ 6	$ -
Unlocking	5,831	-	2,974
Total	$ 7,626	$ 6	$ 2,974

The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The change in DAC from unrealized losses on fixed maturity securities was $(26.5) million for year ended 2010 (2009 - $(52.1) million; 2008 - $51.2 million).

The following table provides information about DAC at December 31.

	2010	2009	2008
Balance at beginning of year	$ 209,495	$ 263,756	$ 217,512
Cumulative effect of change in accounting principle (See Note 15)	-	(450)	-
Capitalization of commissions, sales and issue expenses	37,017	33,557	27,804
Gross amortization	(38,896)	(46,678)	(46,411)
Accrual of interest	11,863	11,552	11,422
Amortization due to realized investment (gains) losses	(67)	(177)	2,243
Change in DAC due to unrealized investment (gains) losses	(26,469)	(52,065)	51,186
Balance at end of year	$ 192,943	$ 209,495	$ 263,756

Value of Business Acquired
When a new block of business is acquired or when an insurance company is purchased, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA).  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience.  Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period’s income as an unlocking adjustment.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  Mortality relates to the occurrence of death.  Interest spreads are the difference between the investment returns earned and the crediting rates of interest applied to policyholder account balances.  Surrender rates relate to the relative volume of policy terminations.  Expense margins involve the expenses incurred for

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

maintaining and servicing in force policies.  These assumptions involve judgment and are compared to actual experience on an ongoing basis.  If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period’s income as an unlocking adjustment.

At least annually, a review is performed of the models and the assumptions used to develop expected future profits, based upon management’s current view of future events.  VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of VOBA in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The VOBA balance is immediately impacted by any assumption changes, with the change reflected through the income statement as an unlocking adjustment in the amount of VOBA amortized.  These adjustments can be positive or negative with adjustments reducing amortization limited to amounts previously deferred plus interest accrued through the date of the adjustment.

In addition, the Company may consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system upgrades.  The Company considers such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to the appropriate financial statement line items in a manner similar to unlocking adjustments.

VOBA is also reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented.

The amortization of VOBA increased $2.2 million in 2010 compared to the same period in the prior year.  This increase was due primarily to two factors, both which occurred in the prior year.  First, in 2009, the Company refined its method for calculating VOBA from a premium-based method to a volume-based method for certain traditional life products.  Since the Company’s establishment of VOBA, it had used the measure of premium in force which had been inconsistent from period to period due to the way the premium in force was identified and captured.  This resulted in a corresponding volatile amortization of VOBA that was inconsistent when related to the actual run off of the in force policies.  Accordingly, the Company refined its method of estimating VOBA to the use of volume in force.  This refinement in estimate reduced VOBA amortization $2.5 million in 2009.  Second, the Company had an unlocking adjustment on interest-sensitive products, which decreased VOBA amortization $0.2 million in 2009.  There was no unlocking or refinement in methodology in 2010 (2008 – increased amortization $0.2 million).

The following table identifies the effects of the VOBA change in estimate and unlocking in the Consolidated Statements of Income for the years ended December 31.

	2010	2009	2008

Change in estimate	$ -	$ 2,477	$ -
Unlocking	-	163	(180)
Total	$ -	$ 2,640	$ (180)

The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The change in VOBA asset from unrealized losses on fixed maturity securities in 2010 was $(10.1) million (2009 - $(12.4) million; 2008 - $15.2 million).

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information about VOBA at December 31.

	2010	2009	2008
Balance at beginning of year	$ 66,114	$ 82,855	$ 73,517
Cumulative effect of change in accounting principle (See Note 15)	-	(135)	-
Gross amortization	(10,432)	(8,644)	(11,704)
Accrual of interest	3,654	4,115	4,610
Amortization due to realized investment (gains) losses	58	336	1,187
Change in VOBA due to unrealized investment (gains) losses	(10,123)	(12,413)	15,245
Balance at end of year	$ 49,271	$ 66,114	$ 82,855

The accrual of interest for Old American VOBA was calculated at a 13.0% interest rate for the life block and a 7.0% rate for the accident and health block.  In 2010, interest was accrued on the GuideOne acquisition VOBA at the rates of 4.5% on the interest sensitive life block, 4.1% on the deferred annuity block and 5.3% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years, 2011 through 2015, is $9,925, $7,272, $6,783, $6,136, and $5,725, respectively.

Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues and surrender charges.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees imposed on policyholders upon cancellation of a policy.

One component of contract charges is the recognition over time of the deferred revenue liability (DRL) from certain universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Income in concert with the future expected gross profits, similar to the amortization of DAC.  In 2010, the Company had a refinement in methodology resulting in a change in estimate.  The Company refined its methodology primarily as a result of the implementation of an actuarial system upgrade.  This upgrade allowed the Company to refine its calculation of the DRL liability.  The effect of the refinement in estimate on the DRL was an increase in the liability and a reduction to contract charges of $0.9 million.  No refinements of the DRL calculation occurred during 2009 or 2008.

Unlocking or other events may also have an impact on products and policies.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  In addition, the Company may also consider refinements in estimates for other unusual or one-time occurrences for events such as administrative or actuarial system upgrades.  These items are applied to the appropriate financial statement line items similar to unlocking adjustments.

At least annually, a review is performed regarding the assumptions related to profit expectations consistent with those performed for DAC and VOBA.  If it is determined that the assumptions should be revised, an adjustment may be recorded to contract charge deferred revenues in the current period as an unlocking adjustment.  The Company had an unlocking in the DRL in 2010.  The 2010 unlocking adjustment reflects actual experience from mortality results, premium persistency, and surrender rates that have emerged.  The impact of the unlocking on DRL was a decrease in the liability and a corresponding increase in the recognition of deferred revenue in the current period of $1.1 million.  While there was no unlocking affecting the DRL in 2009, there was an increase in the liability of $0.8 million due to unlocking.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table identifies the effect of the deferred revenue change in estimate and unlocking recognized in contract charges in the Consolidated Statements of Income.

	2010	2009	2008

Change in estimate	$ (922)	$ -	$ -
Unlocking	1,107	-	(811)
Total	$ 185	$ -	$ (811)

Reinsurance
Consistent with the general practice of the life insurance industry, the Company enters into traditional agreements of indemnity reinsurance with other insurance companies to support sales of new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  The Company has reinsurance in force on all of the following bases:  automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  For additional information pertaining to the Company’s significant reinsurers, along with additional information pertaining to reinsurance, please see Note 13 - Reinsurance in the Notes to Consolidated Financial Statements.

Currently, new sales of traditional life and universal life products are reinsured on a YRT basis in excess of the Company’s retention limits while sales of certain term life insurance products are reinsured on a quota share (a portion of each policy is reinsured), coinsurance basis.  Sales of group disability income products are reinsured on a quota share coinsurance basis.  New sales of group life are reinsured on an excess of retention basis with the accidental death and dismemberment benefits being 100% reinsured.  The Company’s maximum retention limit on individual life insurance products is three hundred fifty thousand dollars and on group life business is one hundred thousand dollars.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances.  All insurance related revenues, benefits and expenses are reported net of reinsurance ceded.  Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV).  Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2010	2009	2008
Balance at beginning of year	$ 312,824	$ 258,565	$ 420,393
Deposits on variable policyholder contracts	36,062	35,180	48,994
Transfers to general account	(7,177)	(7,271)	(11,486)
Investment performance	43,096	70,096	(135,280)
Policyholder benefits	(33,066)	(31,347)	(49,863)
Contract charges	(12,710)	(12,399)	(14,193)
Balance at end of year	$ 339,029	$ 312,824	$ 258,565

The Company has a guaranteed minimum withdrawal benefit (GMWB) rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of variable annuity separate accounts with the GMWB rider was $80.3 million at December 31, 2010 (2009 - $57.9 million) and the guarantee liability was $(2.8) million at December 31, 2010 (2009 - $(1.6) million).  The value of the GMWB rider is recorded at fair value.  The change in this value is included in policyholder benefits in the Consolidated Statements of Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in separate account liabilities and the value of the rider is included in other policyholder funds in the Consolidated Balance Sheets.  The determination of fair value of the GMWB liability requires

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

models that use actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for risk and issuer non-performance.  The Company refined its process in 2010 to incorporate an index from an industry-recognized actuarial consulting firm that the Company believes is more consistent with the attributes of the product and better matches the volatility measure with the expected life of the underlying contracts.

The total separate account assets were $339.0 million as of December 31, 2010.  Variable universal life and variable annuity assets comprised 29% and 71% of this amount, respectively.  A guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities.  The GMDB rider for variable universal life and variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.

As of December 31, 2010, separate account balances for variable annuity contracts were $240.6 million.   The total reserve held for variable annuity GMDB was $0.3 million.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2010 and 2009 is provided below:

	2010		2009
	Separate	Net	Separate	Net
	Account	Amount	Account	Amount
	Balance	at Risk	Balance	at Risk

Return of net deposits	$ 206,227	$ 3,431	$ 193,870	$ 8,932
Return of the greater of the highest anniversary
contract value or net deposits	4,546	239	4,580	485
Return of the greater of every fifth year highest
anniversary contract value or net deposits	6,234	215	6,078	593
Return of the greater of net deposits accumulated annually
at 5% or the highest anniversary contract value	23,615	3,715	17,195	2,995
Total	$ 240,622	$ 7,600	$ 221,723	$ 13,005

The following table presents the GMDB for the variable annuity incurred and paid death benefits for the three years ended December 31.

	2010	2009	2008
Variable annuity incurred death benefits	$ 1,955	$ 5,778	$ 4,426
Variable annuity paid death benefits	$ 1,808	$ 5,899	$ 4,528

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.

	2010	2009	2008
Money market	$ 6,727	$ 8,358	$ 10,256
Fixed income	22,340	18,066	13,827
Balanced	52,792	51,935	45,089
International equity	26,818	23,540	17,258
Intermediate equity	69,373	63,083	50,389
Aggressive equity	62,572	56,741	45,495
Total	$ 240,622	$ 221,723	$ 182,314

Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies and accident and health insurance.  Generally, amounts are payable over an extended period of time.  Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals.  These estimates include provisions for experience less favorable than initially

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2001 Valuation Basic Table and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

	2010	2009
Life insurance	$ 618,961	$ 617,247
Immediate annuities and supplementary
contracts with life contingencies	218,645	201,554
Total	837,606	818,801
Accident and health insurance	46,774	48,088

Total future policy benefits	$ 884,380	$ 866,889

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts and investment-type contracts.  Liabilities for these policyholder account balances are included without reduction for potential surrender charges and deferred front-end contract charges.  The account balances for universal life contracts are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  The account balances for fixed deferred annuities and investment-type contracts are equal to the cumulative deposits, less any applicable contract charges and withdrawals, plus interest credited.  Front-end contract charges are deferred and amortized over the term of the policies.  Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.  Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 2.00% to 5.50% in 2010 (2009 – 3.00% to 5.50%; 2008 – 3.00% to 5.50%).

The following table provides detail about policyholder account balances at December 31.

	2010	2009
Universal life insurance	$ 970,535	$ 989,929
Fixed deferred annuities	1,037,331	999,500
Supplemenatry contracts
without life contingencies	58,012	59,399
Policyholder account balances	$ 2,065,878	$ 2,048,828

Recognition of Revenues
Premiums for traditional life insurance products are reported as revenue when due.  Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the benefits and services are

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

provided.  The cash flows from deposits are credited to policyholder account balances.  Deposits are not recorded as revenue.  Deposits are shown as a Financing Activity in the Consolidated Statements of Cash Flows.

The Company measures its sales or new business production with two components: new premiums recorded and new deposits received.  Premiums and deposits are subdivided into two categories: new and renewal.  New premiums and deposits are measures of sales or new business production.  Renewal premiums and deposits occur as continuing business from existing customers.

Income Taxes
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  The Company evaluates the character and timing of unrealized gains and losses to determine whether sufficient future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of the correct character is not expected.

The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.

Income (Loss) Per Share
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported. The average number of shares outstanding during 2010 was 11,486,306 shares (2009 – 11,550,016 shares; 2008 – 11,568,635 shares). The number of shares outstanding at year-end 2010 was 11,467,105 (2009 – 11,565,091).

Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the earnings through dividends that reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2010 approximated 4% of statutory premiums and 5% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued.  Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

New Accounting Pronouncements
In September 2006, the FASB issued new guidance to provide a single definition of fair value, together with a framework for measuring it, and required additional disclosure about the use of fair value to measure assets and liabilities.  The FASB emphasized that fair value is a market-based measurement, not an entity-specific measurement, and it established a fair value hierarchy with the highest priority being the quoted price in active markets.  This guidance became effective for years beginning after November 15, 2007.  The Company adopted it on January 1, 2008 with no material impact to the consolidated financial statements.

In February 2007, the FASB issued new guidance to permit an entity to measure certain financial assets and liabilities at fair value.  Under this guidance, entities that elect the fair value option report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with a few exceptions, as long as it is applied to the instrument in its entirety.  Once adopted, the fair value option election is irrevocable, unless a new election date occurs.  This guidance became effective for years beginning after November 15, 2007.  The Company

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

adopted it on January 1, 2008 with no material impact to the consolidated financial statements.  The Company elected to not measure financial assets and liabilities at fair value other than those already prescribed.

In March 2008, the FASB issued new guidance to require companies with derivative instruments to disclose information about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for, and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  This guidance became effective for financial statements issued for fiscal years beginning after November 15, 2008.  The Company adopted it on January 1, 2009 with no material impact on the consolidated financial statements.

In October 2008, the FASB issued new guidance to clarify the application of fair value accounting in a market that is not active and to provide an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active.  The Company adopted this guidance upon issuance, with no material impact to the consolidated financial statements.

In December 2008, the FASB issued new guidance regarding employers’ disclosures about postretirement benefit plan assets. It requires entities to provide disclosures about employer’s defined benefit plans and other post retirement plans that would help users of the financial statements understand how investment allocation decisions are made, the major categories of plan assets, the inputs and the valuation techniques used to measure the fair value of plan assets, the effect of fair value measurements using significant unobservable inputs (Level 3) on changes in plan assets for the period, and significant concentrations of risk within plan assets. This guidance became effective for financial statements issued for fiscal years ending after December 15, 2009.  The Company adopted this guidance on January 1, 2009 with no material impact to the consolidated financial statements.

In April 2009, the FASB issued new guidance to clarify fair valuation in inactive markets and includes all assets and liabilities subject to fair valuation measurements.  Enhanced disclosures related to the fair value of assets and liabilities became required.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009 with no material impact to the consolidated financial statements.

In April 2009, the FASB issued new guidance regarding other-than-temporary impairment of debt securities and changes in the recognition and presentation of debt securities determined to be other-than-temporarily impaired.  The guidance requires an enterprise to bifurcate any other-than-temporary impairment between credit and non-credit impairments and then establish accounting treatment for each aspect, in current and subsequent periods.  Retroactive application became required to other-than-temporary impairments recorded in prior periods by making a cumulative-effect adjustment to the opening balance of retained earnings and accumulated other comprehensive income (loss) in the period of adoption.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009.  For additional information pertaining to this guidance, please see Note 15 – Accumulated Effect of Change in Accounting Principle.

In April 2009, the FASB issued new guidance to expand the fair value disclosures required for financial instruments for interim periods.  The guidance also requires entities to disclose the methods and significant assumptions used to estimate the fair value of financial instruments in financial statements on an interim and annual basis and to highlight any changes from prior periods.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009 with no material impact to the consolidated financial statements.

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued.  This guidance became effective for interim and annual accounting periods ending after June 15, 2009.  The Company adopted it upon issuance, with no material impact to the consolidated financial statements.

In June 2009, the FASB issued new guidance to improve the information that a reporting entity provides in its financial reports related to a transfer of financial assets.  It addresses the effects of a transfer on financial position, financial performance, cash flows and a transferor’s continuing involvement in transferred financial assets.  In addition, this guidance also eliminates the concept of a qualifying special-purpose entity.  This guidance became effective for interim and annual accounting periods beginning after November 15, 2009.  The Company adopted it on January 1, 2010 with no material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

In June 2009, the FASB issued new guidance to improve financial reporting by enterprises involved with variable interest entities (VIEs).  This guidance changes the approach to determining a VIE’s primary beneficiary and requires companies to continuously reassess whether investments in VIEs must be consolidated.  This guidance became effective for interim and annual accounting periods beginning after November 15, 2009.  The Company adopted it on January 1, 2010 with no material impact to the consolidated financial statements.

In June 2009, the FASB issued new guidance to establish the FASB ASC as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP.  This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009.  The Company adopted it upon issuance, with no material impact to the consolidated financial statements.

In January 2010, the FASB issued amendments to existing guidance regarding accounting and reporting for decreases in ownership of a subsidiary.  The amendments affect entities that experience a decrease in ownership in a subsidiary that is a business or nonprofit activity.  The amendments also affect entities that exchange a group of assets that constitutes a business or nonprofit activity for an equity interest in another entity.  This guidance became effective for interim and annual reporting periods ending after December 15, 2009 for the Company since it had previously adopted SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  The Company adopted the amendment on January 1, 2010 with no material impact to the consolidated financial statements.

In January 2010, the FASB issued new guidance to improve disclosures about fair value measurements.  This guidance requires new disclosures and clarification of existing disclosures regarding Levels 1, 2 and 3 in the fair value hierarchy.  The majority of this guidance became effective for interim and annual reporting periods beginning after December 15, 2009.  However, disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements will become effective for fiscal years beginning after December 15, 2010 and for interim periods within those years.  The Company adopted the guidance on January 1, 2010 with no material impact to the consolidated financial statements.

In July 2010, the FASB issued guidance to expand existing disclosures about the credit quality of financing receivables and the related allowance for credit losses.  As a result of these amendments, an entity is required to disaggregate by portfolio segment or class certain existing disclosures and provide certain new disclosures about its financing receivables and related allowance for credit losses.  For public entities, the disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010.  The Company adopted this new guidance on December 15, 2010 with no material impact to the consolidated financial statements.

In October 2010, the FASB issued guidance that modifies the types of costs incurred by insurance entities that can be capitalized when issuing or renewing insurance contracts.  The guidance requires costs to be incremental or directly related to the successful acquisition of new or renewal contracts in order to be capitalized as a deferred acquisition cost.  This guidance will be effective for interim and annual periods beginning after December 15, 2011, with either prospective or retrospective application permitted.  The Company is currently evaluating this new guidance and its materiality to the consolidated financial statements.

All other new accounting standards and updates of existing standards issued during 2010 did not relate to accounting policies and procedures pertinent to the Company at this time.

Other Regulatory Activity

Health Care Reform
The Company has assessed, based upon the information available, the Affordable Care Act, as passed in the first quarter of 2010.  The Company has considered its medical and dental plans provided for employees, agents and retirees.  While the Company will incur additional costs associated with the implementation of this Act, it does not believe these costs or ongoing costs associated with this Act will have a material impact to the consolidated financial statements.  The Company does not provide a separate prescription drug plan to its retirees.  In addition, the Company does not sell any medical insurance or prescription drug coverage.  However, the Company does sell dental and vision insurance but believes that the impact of this Act is immaterial to these products.  The Company will continue to assess the information contained in this Act as additional guidance becomes available and as additional implications are understood or clarified.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Financial Reform
The Dodd-Frank Wall Street Reform and Consumer Protection Act was passed in July of 2010.  This Act focuses on financial reform, specifically changes to derivatives regulation, regulatory framework for executive pay, corporate governance, investor protection, clawback provisions, mortgage reform, and numerous other issues.  The Company will continue to assess the information contained in this Bill as additional guidance becomes available and as additional implications are clarified.  The Company expects that additional disclosures will become required and additional costs may be associated with this Act.  However, the Company does not believe they will have a material impact to the consolidated financial statements.

2. Fair Value Measurements

Fair Values Hierarchy
The Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Determination of Fair Value
Under U.S. GAAP, fair value represents the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.  Accordingly, the Company utilizes a primary independent third-party pricing service to determine the majority of its fair values on investment securities available for sale.  At December 31, 2010, the Company used a second independent third-party pricing service to validate the fair market values provided by the primary pricing service.  The Company also used the second pricing service to determine the fair value of certain securities for which the primary pricing service was unable to provide.

The Company reviews prices received from service providers for unusual fluctuations but generally accepts the price identified from the primary pricing service.  However, if the primary pricing service does not provide a price, the Company utilizes the price provided by the second pricing service if a price is available.  In the event a price is not available from either third-party pricing service, the Company pursues external pricing from brokers.  Generally, the Company pursues and utilizes only one broker quote per security.  In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, the Company determines a carrying value through various valuation techniques that may include discounted cash flows, spread-based models or similar techniques depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  The Company utilizes available market information, wherever possible, to identify inputs into the fair value determination, primarily including prices and spreads on comparable securities.

The Company performs an analysis on the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value.  The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional independent third-party pricing services or brokers, where possible, a review of third-party pricing service methodologies, back testing and comparison of prices to actual trades for specific securities where observable data exists.  In addition, the Company analyzes the primary third-party pricing service’s methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy.

Fair value measurements for assets and liabilities where there exists limited or no observable market data are calculated using the Company’s own estimates, based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability and other pertinent factors.  Therefore, the results cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Additionally, there may be inherent weaknesses in any calculation technique.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

The Company’s own estimates of fair value are derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to the Company by fund managers.

Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.

Assets
Securities Available for Sale
Fixed maturities and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon quoted prices, if available.  If quoted prices are not available, fair values are determined as described in the preceding paragraphs.

Short-Term Financial Assets
Short-term financial assets include cash and other short-term investments and are carried at historical cost.  The carrying amount is a reasonable estimate of the fair value because of the relatively short time between the purchase of the instrument and its expected repayment or maturity.

Loans
The Company does not record loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.

Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics.

The Company also has loans made to policyholders.  These loans cannot exceed the cash surrender value of the policy.  Fair value is calculated by discounting contractual cash flows, using discount rates based on the Company’s estimate of appropriate risk-adjusted discount rates for these loans.

Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
Fair values for liabilities under investment-type insurance contracts are based upon account value.  The fair values of investment-type insurance contracts included with policyholder account balances for fixed deferred annuities and other policyholder funds for supplementary contracts without life contingencies are estimated to be their cash surrender values.  The fair values of deposits with no stated maturity are equal to the amount payable on demand at the measurement date.

Guaranteed Minimum Withdrawal Benefits (GMWB)
The Company offers a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  Fair value for GMWB rider contracts results in a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for risk and issuer non-performance.

Notes Payable
The Company had no borrowings at December 31, 2010 or December 31, 2009.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Categories Reported at Fair Value
The following tables present categories reported at fair value on a recurring basis.

	December 31, 2010
Assets:	Level 1	Level 2	Level 3	Total
U.S. Treasury securities and
obligations of U.S. Government	$ 11,544	$ 119,624	$ 3,974	$ 135,142
Federal agencies 1	-	26,095	-	26,095
Federal agency issued
residential mortgage-backed securities 1	-	138,056	-	138,056
Subtotal	11,544	283,775	3,974	299,293
Corporate obligations:
Industrial	-	430,283	2,235	432,518
Energy	-	176,220	2,291	178,511
Communications and technology	-	172,946	-	172,946
Financial	-	347,884	2,775	350,659
Consumer	-	408,592	21,912	430,504
Public utilities	-	324,800	-	324,800
Subtotal	-	1,860,725	29,213	1,889,938
Corporate private-labeled residential
mortgage-backed securities	-	195,055	-	195,055
Municipal securities		146,083	5,748	151,831
Other	-	81,136	16,866	98,002
Redeemable preferred stocks	14,769	-	-	14,769
Fixed maturity securities	26,313	2,566,774	55,801	2,648,888
Equity securities	3,871	33,270	1,180	38,321
Total	$ 30,184	$ 2,600,044	$ 56,981	$ 2,687,209

Percent of Total	1%	97%	2%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ -	$ -	$ (2,799)	$ (2,799)
Total	$ -	$ -	$ (2,799)	$ (2,799)

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	December 31, 2009
Assets:	Level 1	Level 2	Level 3	Total
U.S. Treasury securities and
obligations of U.S. Government	$ 9,939	$ 98,383	$ 14,275	$ 122,597
Federal agencies 1	-	28,321	-	28,321
Federal agency issued
residential mortgage-backed securities 1	-	175,858	-	175,858
Subtotal	9,939	302,562	14,275	326,776
Corporate obligations:
Industrial	-	362,735	3,654	366,389
Energy	-	172,167	-	172,167
Communications and technology	-	136,076	-	136,076
Financial	-	336,781	2,840	339,621
Consumer	-	348,981	22,596	371,577
Public utilities	-	313,871	-	313,871
Subtotal	-	1,670,611	29,090	1,699,701
Corporate private-labeled residential
mortgage-backed securities	-	196,660	-	196,660
Municipal securities	-	48,056	6,386	54,442
Other	-	175,369	2,723	178,092
Redeemable preferred stocks	13,601	-	-	13,601
Fixed maturity securities	23,540	2,393,258	52,474	2,469,272
Equity securities	3,400	32,439	1,037	36,876
Total	$ 26,940	$ 2,425,697	$ 53,511	$ 2,506,148

Percent of Total	1%	97%	2%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ -	$ -	$ (1,642)	$ (1,642)
Total	$ -	$ -	$ (1,642)	$ (1,642)

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The following table presents the fair value of fixed maturities and equity securities available for sale by pricing source and fair value hierarchy level.

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Fixed maturities available for sale:
Priced from external pricing services	$ 26,313	$ 2,537,287	$ -	$ 2,563,600
Priced from independent broker quotations	-	29,487	-	29,487
Priced from internal matrices and calculations	-	-	55,801	55,801
Subtotal	26,313	2,566,774	55,801	2,648,888
Equity securities available for sale:
Priced from external pricing services	3,871	7,125	-	10,996
Priced from independent broker quotations	-	-	-	-
Priced from internal matrices and calculations	-	26,145	1,180	27,325
Subtotal	3,871	33,270	1,180	38,321
Total	$ 30,184	$ 2,600,044	$ 56,981	$ 2,687,209
Percent of Total	1%	97%	2%	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	December 31, 2009
	Level 1	Level 2	Level 3	Total
Fixed maturities available for sale:
Priced from external pricing services	$ 23,540	$ 2,277,303	$ -	$ 2,300,843
Priced from independent broker quotations	-	111,587	-	111,587
Priced from internal matrices and calculations	-	4,368	52,474	56,842
Subtotal	23,540	2,393,258	52,474	2,469,272
Equity securities available for sale:
Priced from external pricing services	3,400	7,419	-	10,819
Priced from independent broker quotations	-	-	-	-
Priced from internal matrices and calculations	-	25,020	1,037	26,057
Subtotal	3,400	32,439	1,037	36,876
Total	$ 26,940	$ 2,425,697	$ 53,511	$ 2,506,148
Percent of Total	1%	97%	2%	100%

The changes in Level 1 assets measured at fair value on a recurring basis for the year ended December 31, 2010 are summarized below:

2010
			Included in				Net
	Beginning	Included	Other	Purchases	Net	Ending	Unrealized Gains
	Balance as of	in	Comprehensive	and	Transfers	Balance as of	(Losses) at
	December 31, 2009	Earnings	Income (Loss)	Dispositions	In (Out)	December 31, 2010	December 31, 2010
Assets:
Fixed maturities available
for sale	$ 23,540	$ (5)	$ 1,335	$ 145	$ 1,298	$ 26,313	$ 1,469
Equity securities available
for sale	3,400	-	298	173	-	3,871	298
Total	$ 26,940	$ (5)	$ 1,633	$ 318	$ 1,298	$ 30,184	$ 1,767

The changes in Level 2 assets measured at fair value on a recurring basis for the year ended December 31, 2010 are summarized below:

2010
			Included in				Net
	Beginning	Included	Other	Purchases	Net	Ending	Unrealized Gains
	Balance as of	in	Comprehensive	and	Transfers	Balance as of	(Losses) at
	December 31, 2009	Earnings	Income (Loss)	Dispositions	In (Out)	December 31, 2010	December 31, 2010
Assets:
Fixed maturities available
for sale	$ 2,393,258	$ 254	$ 107,131	$ 72,999	$ (6,868)	$ 2,566,774	$ 103,635
Equity securities available
for sale	32,439	2	116	713	-	33,270	189
Total	$ 2,425,697	$ 256	$ 107,247	$ 73,712	$ (6,868)	$ 2,600,044	$ 103,824

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:

2010
			Included in				Net
	Beginning	Included	Other	Purchases	Net	Ending	Unrealized Gains
	Balance as of	in	Comprehensive	and	Transfers	Balance as of	(Losses) at
	December 31, 2009	Earnings	Income (Loss)	Dispositions	In (Out)	December 31, 2010	December 31, 2010
Assets:
Fixed maturities available
for sale	$ 52,474	$ (4)	$ 920	$ (3,159)	$ 5,570	$ 55,801	$ 922
Equity securities available
for sale	1,037	-	143	-	-	1,180	143
Total	$ 53,511	$ (4)	$ 1,063	$ (3,159)	$ 5,570	$ 56,981	$ 1,065

2009
			Included in				Net
	Beginning	Included	Other	Purchases	Net	Ending	Unrealized Gains
	Balance as of	in	Comprehensive	and	Transfers	Balance as of	(Losses) at
	December 31, 2008	Earnings	Income (Loss)	Dispositions	In (Out)	December 31, 2009	December 31, 2009
Assets:
Fixed maturities available
for sale	$ 89,499	$ (1,172)	$ 3,100	$ (1,985)	$ (36,968)	$ 52,474	$ 2,533
Equity securities available
for sale	-	-	229	-	808	1,037	228
Total	$ 89,499	$ (1,172)	$ 3,329	$ (1,985)	$ (36,160)	$ 53,511	$ 2,761

The Company had $18.6 million transfers into Level 3 and $13.0 million transfers out of Level 3 for the year ended December 31, 2010.  The Company did not exclude any realized or unrealized gains or losses on items transferred into Level 3.  Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.

The table below is a summary of fair value estimates as of December 31, 2010 and December 31, 2009 for financial instruments.  The Company has not included assets and liabilities that are not financial instruments in this disclosure.  The total of the fair value calculations presented do not represent, and should not be construed to represent, the underlying value of the Company.

	December 31, 2010		December 31, 2009
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets:
Investments:
Fixed maturities available for sale	$ 2,648,888	$ 2,648,888	$ 2,469,272	$ 2,469,272
Equity securities available for sale	38,321	38,321	36,876	36,876
Mortgage loans	559,167	593,418	457,582	456,819
Policy loans	84,281	84,281	85,585	85,585
Cash and short-term investments	21,158	21,158	143,685	143,685
Separate account assets	339,029	339,029	312,824	312,824

Liabilities:
Individual and group annuities	1,037,331	1,017,135	999,500	977,573
Supplementary contracts without
life contingencies	58,012	56,514	59,399	57,023
Separate account liabilities	339,029	339,029	312,824	312,824

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

3. Investments

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.

	2010	2009	2008
Net investment income:
Fixed maturity securities	$ 140,600	$ 143,514	$ 147,600
Equity securities	1,636	2,822	(2,599)
Mortgage loans	31,261	29,361	29,735
Real estate	6,840	5,673	5,678
Policy loans	5,827	5,897	6,210
Short-term investments	177	272	1,043
Other	652	436	673
	186,993	187,975	188,340
Less investment expenses	(11,134)	(10,547)	(10,921)
	$ 175,859	$ 177,428	$ 177,419

The following table provides realized investment gains (losses) and net impairment losses by major category for the years ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2010	2009	2008
Realized investment gains (losses):
Fixed maturity securities	$ 542	$ (9,685)	$ (50,682)
Equity securities	2	903	(10,173)
Real estate	-	(1,453)	5,154
	544	(10,235)	(55,701)
Amortization of DAC and VOBA	(9)	159	3,430
	$ 535	$ (10,076)	$ (52,271)

Contractual Maturities
The following tables provide the distribution of maturities for fixed maturity securities available for sale as of December 31.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	December 31, 2010
	Amortized	Fair
	Cost	Value

Due in one year or less	$ 93,283	$ 95,392
Due after one year through five years	590,868	625,121
Due after five years through ten years	884,404	948,239
Due after ten years	523,608	530,365
Securities with variable principal payments	433,696	435,002
Redeemable preferred stocks	14,866	14,769
	$ 2,540,725	$ 2,648,888

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	December 31, 2009
	Amortized	Fair
	Cost	Value

Due in one year or less	$ 88,137	$ 89,563
Due after one year through five years	524,283	544,819
Due after five years through ten years	816,117	842,457
Due after ten years	521,780	505,466
Securities with variable principal payments	505,333	473,366
Redeemable preferred stocks	14,866	13,601
	$ 2,470,516	$ 2,469,272

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Realized Gains (Losses)
The following table provides detail concerning realized investment gains and losses by asset class for the three years ended December 31.

	2010	2009	2008
Gross gains resulting from:
Sales of investment securities:
Federal agencies	$ 51	$ 1,381	$ -
Federal agency issued
residential mortgage-backed securities 1	-	261	-
Corporate obligations:
Industrial	342	2,454	-
Communications and technology	315	1,006	573
Financial	258	3,162	-
Consumer	981	1,390	35
Public utility	-	232	45
Municipal securities	53	-	-
Other	545	-	-
Investment securities called and other:
Federal agencies	77	191	416
Corporate obligations:
Industrial	817	149	18
Energy	53	-	1,020
Communications and technology	586	5	35
Consumer	92	38	-
Public utility	44	-	372
Corporate private-labeled residential
mortgage-backed securities	34	1	-
Other	436	290	439
Sales of real estate	-	661	5,154
Total gross gains	4,684	11,221	8,107

Gross losses resulting from:
Sales of investment securities
Corporate obligations:
Industrial	-	(21)	(445)
Communications and technology	(63)	-	-
Financial	-	(290)	(510)
Consumer	-	(2)	(160)
Municipal securities	(4)	-	-
Investment securities called and other:
Financial	-	(73)	-
Other	(253)	(15)	-
Total gross losses	(320)	(401)	(1,115)
Amortization of DAC and VOBA	(9)	159	3,430
Realized investment gains, excluding
impairment losses	$ 4,355	$ 10,979	$ 10,422

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	2010	2009	2008
Net other-than-temporary impairment losses
recognized in earnings:
Federal agencies	$ -	$ -	$ (6,803)
Corporate obligations:
Industrial	-	(4,886)	(2,105)
Communications and technology	-	(1,239)	(3,273)
Financial	-	(12,466)	(27,142)
Consumer	-	(1,697)	(6,051)
Corporate private-labeled residential
mortgage-backed securities	(1,821)	(14,403)	(4,164)
Municipal securities	(65)	-	-
Other	(2,243)	(320)	(13,155)
Real estate	-	(2,114)	-
Total other-than-temporary impairment losses	(4,129)	(37,125)	(62,693)
Portion of impairment losses recognized in other
comprehensive income (loss):
Corporate obligations:
Industrial	-	1,676	-
Financial	-	764	-
Consumer	-	462	-
Corporate private-labeled residential
mortgage-backed securities	317	13,124	-
Other	(8)	44	-
Net impairment losses recognized in earnings	(3,820)	(21,055)	(62,693)
Realized investment gains (losses)	$ 535	$ (10,076)	$ (52,271)

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides amortized cost and fair value of securities by asset class at December 31, 2010.

		Gross
	Amortized	Unrealized		Fair
	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$ 128,280	$ 7,180	$ 318	$ 135,142
Federal agencies 1	24,144	1,951	-	26,095
Federal agency issued
residential mortgage-backed securities 1	128,318	9,740	2	138,056
Subtotal	280,742	18,871	320	299,293
Corporate obligations:
Industrial	409,193	26,255	2,930	432,518
Energy	163,237	15,498	224	178,511
Communications and technology	164,499	9,243	796	172,946
Financial	341,520	14,161	5,022	350,659
Consumer	404,152	28,725	2,373	430,504
Public utilities	298,626	27,640	1,466	324,800
Subtotal	1,781,227	121,522	12,811	1,889,938
Corporate private-labeled residential
mortgage-backed securities	209,529	2,352	16,826	195,055
Municipal securities	153,813	1,319	3,301	151,831
Other	100,548	5,193	7,739	98,002
Redeemable preferred stocks	14,866	343	440	14,769
Fixed maturity securities	2,540,725	149,600	41,437	2,648,888
Equity securities	36,293	2,165	137	38,321
Total	$ 2,577,018	$ 151,765	$ 41,574	$ 2,687,209

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides amortized cost and fair value for securities by asset class at December 31, 2009.

		Gross
	Amortized	Unrealized		Fair
	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$ 118,863	$ 4,755	$ 1,021	$ 122,597
Federal agencies 1	27,640	681	-	28,321
Federal agency issued
residential mortgage-backed securities 1	168,439	7,474	55	175,858
Subtotal	314,942	12,910	1,076	326,776
Corporate obligations:
Industrial	354,310	14,653	2,574	366,389
Energy	163,336	9,562	731	172,167
Communications and technology	131,929	5,933	1,786	136,076
Financial	345,730	8,667	14,776	339,621
Consumer	356,213	18,570	3,206	371,577
Public utilities	299,573	16,888	2,590	313,871
Subtotal	1,651,091	74,273	25,663	1,699,701
Corporate private-labeled residential
mortgage-backed securities	239,455	135	42,930	196,660
Municipal securities	131,929	5,933	1,786	136,076
Other	118,233	(1,584)	20,191	96,458
Redeemable preferred stocks	14,866	98	1,363	13,601
Fixed maturity securities	2,470,516	91,765	93,009	2,469,272
Equity securities	35,405	1,657	186	36,876
Total	$ 2,505,921	$ 93,422	$ 93,195	$ 2,506,148

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Unrealized Gains and Losses
The Company reviews all security investments, with particular attention given to those having unrealized losses.  Further, the Company specifically assesses all investments with greater than 10% declines in fair value and, in general, monitors all security investments as to ongoing risk.  These risks are fundamentally evaluated through both a qualitative and quantitative analysis of the issuer.  The Company also prepares a formal review document no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events and other items that could impact issuers.  The evaluation includes but is not limited to such factors as the issuer’s stated intent and ability to make all principal and interest payments when due, near-term business prospects, cash flow and liquidity, credit ratings, business climate, management changes and litigation and government actions.  This process also involves monitoring several factors, including late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, asset quality and cash flow projections, as indicators of credit issues.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered are described in the Valuation of Investments section of Note 1 – Nature of Operations and Significant Accounting Policies.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the Consolidated Statements of Income and the cost basis of the underlying investment is reduced.  The portion of the impairment that is deemed to be non-credit is charged to other comprehensive income (loss).  Equity securities that are determined to be other-than-temporarily impaired are written down to fair value and the impairment is charged to the Consolidated Statements of Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties are described in the Valuation of Investments Section of Note 1.

At December 31, 2010, the Company had gross unrealized losses of $41.6 million on investment securities, including fixed maturity and equity securities that had a fair value of $589.1 million.  In addition, included in the gross unrealized losses are securities that the Company determined had other-than-temporary impairments.  Accordingly, the Company bifurcated these impairments between credit and non-credit impairments.  As identified in the Consolidated Statements of Income, the Company had non-credit impairments recognized in other comprehensive income (loss) of $0.3 million and $16.1 million on securities considered to be impaired for the years ended December31, 2010 and 2009, respectively.  As of December 31, 2009, the Company had gross unrealized losses of $93.2 million on investment securities, including fixed maturity and equity securities that had a fair value of $814.4 million. The decrease in unrealized losses was primarily attributable to lower interest rates, along with decreased credit and liquidity risk discounts in the pricing of financial assets.  Although these changes affected the broad financial markets, specific sectors, security issuers and security issues were affected differently.

Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment. Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future. Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities and analyses performed by third parties. This information is used to develop projected cash flows that are compared to the amortized cost of the security.

If a determination is made that an unsecured security, secured security or security with a guaranty of payment by a third-party is other-than-temporarily impaired, an estimate is developed of the portion of such impairment that is due to credit.  The estimate of the portion of impairment due to credit is based upon a comparison of ratings and maturity horizon for the security and relative historical default probabilities from one or more nationally recognized rating organizations.  When appropriate for any given security, sector or period in the business cycle, the historical default probability is adjusted to reflect periods or situations of distress by adding to the default probability increments of standard deviations from mean historical results. The credit impairment analysis is supplemented by estimates of potential recovery values for the specific security, including the potential impact of the value of any secured assets, in the event of default.  This information is used to determine the Company’s best estimate, derived from probability-weighted cash flows.

The Company has exposure to the municipal bond market.  The Company’s investments in municipal bonds present unique considerations in evaluating other-than-temporary impairments.  Judgments regarding whether a municipal debt security is other-than-temporarily impaired include analyzing a number of rather unique characteristics pertaining to the issuer.  Municipalities possess unique powers, along with special legal standing and protections.  These powers include the sovereign power to tax, access to one-time revenue sources, capacity to issue or restructure debt and the ability to shift spending to other authorities.  In addition, state governments often provide secondary support to local governments in times of financial stress and the federal government has also provided assistance to state governments as well.

The evaluation of loan-backed and similar asset-backed securities, particularly including residential mortgage-backed securities, with significant indications of potential other-than-temporary impairment requires considerable use of estimates and judgment.  Specifically, the Company performs discounted cash flow projections on these securities to evaluate whether the value of the investment is expected to be fully realized. Projections of expected future cash flows are based upon considerations of the performance of the actual underlying assets, including historical delinquencies, defaults, severity of losses incurred, and prepayments, along with the Company’s estimates of future results for these factors.  The Company’s estimates of future results are based upon actual historical performance of the underlying assets relative to historical, current and expected general economic conditions, specific conditions related to the underlying assets, industry data, and other factors that are believed to be relevant.  If the present value of the projected expected future cash flows are determined to be below the Company’s carrying value, the Company recognizes an other-than-temporary impairment on the portion of the carrying value that exceeds the projected expected future cash flows.  To the extent that the loan-backed or other asset-backed securities remain high quality investments and do not otherwise demonstrate characteristics of impairment, the Company performs other initial evaluations to determine whether other-than-temporary cash flow evaluations need to be performed.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The discounted future cash flow calculation typically becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities with significant indications of potential other-than-temporary impairment.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  The Company identified 12 and 13 non-U.S. Agency mortgage-backed securities that had such indications as of December 31, 2010 and December 31, 2009, respectively.  Discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant over a 24-month time frame and grade down thereafter, reflecting the general perspective of a more stabilized residential housing environment in the future.

The determination of any amount of impairment that is due to credit is based upon a comparison of the present value of the projected future cash flows on the security to the amortized cost.  If any portion of the impairment is determined to be due to credit, based upon the present value of projected future cash flows being less than the amortized cost of the security, this amount is recognized as a realized loss in the Company’s Consolidated Statements of Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.

If the discounted cash flow for a collateralized security is determined to be less than the amortized cost, the difference is recorded as an other-than-temporary impairment due to credit in the Consolidated Statements of Income.

The total impairment for any security that is deemed to have an other-than-temporary impairment is recorded in the Consolidated Statements of Income as a net realized loss from investments.  The portion of such impairment that is determined to be non-credit-related is deducted from net realized loss in the Consolidated Statements of Income and reflected in other comprehensive income (loss) and accumulated other comprehensive income (loss), which is a component of stockholders’ equity in the Consolidated Balance Sheets.

As part of the required accounting for unrealized gains and losses, the Company also adjusts the DAC and VOBA assets to recognize the adjustment to those assets as if the unrealized gains and losses from securities classified as available-for-sale actually had been realized.

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on the Company’s investments in securities available for sale, at December 31.

	2010	2009	2008

Net unrealized gains (losses)	$ 110,191	$ 227	$ (192,114)
Amounts resulting from:
DAC and VOBA	(35,538)	1,055	65,534
Policyholder account balances	(7,430)	-	-
Deferred income taxes	(23,528)	(449)	44,303

	$ 43,695	$ 833	$ (82,277)

The following table provides the change in the net unrealized gains (losses) reported in other comprehensive income (loss), net of tax.

	2010	2009	2008
Change in net unrealized
gains (losses) during the year:
Fixed maturity securities	$ 42,645	$ 82,208	$ (89,106)
Equity securities	217	902	(815)

	$ 42,862	$ 83,110	$ (89,921)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time as of December 31, 2010.

	Less Than 12 Months		12 Months or Longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 7,663	$ 286	$ 2,206	$ 32	$ 9,869	$ 318
Federal agency issued
residential mortgage-backed securities 1	16	1	281	1	297	2
Subtotal	7,679	287	2,487	33	10,166	320
Corporate obligations:
Industrial	76,795	2,825	3,023	105	79,818	2,930
Energy	7,848	224	-	-	7,848	224
Communications and technology	38,762	796	-	-	38,762	796
Financial	50,744	900	38,170	4,122	88,914	5,022
Consumer	67,690	1,444	14,931	929	82,621	2,373
Public utilities	24,165	1,204	4,394	262	28,559	1,466
Total corporate obligations	266,004	7,393	60,518	5,418	326,522	12,811
Corporate private-labeled residential
mortgage-backed securities	-	-	96,581	16,826	96,581	16,826
Municipal securities	81,799	2,537	7,145	764	88,944	3,301
Other	5,379	182	54,488	7,557	59,867	7,739
Redeemable preferred stocks	618	8	4,333	432	4,951	440
Fixed maturity securities	361,479	10,407	225,552	31,030	587,031	41,437
Equity securities	-	-	2,034	137	2,034	137
Total	$ 361,479	$ 10,407	$ 227,586	$ 31,167	$ 589,065	$ 41,574

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time as of December 31, 2009.

	Less Than 12 Months		12 Months or Longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 30,616	$ 913	$ 3,040	$ 108	$ 33,656	$ 1,021
Federal agency issued
residential mortgage-backed securities 1	1,363	4	6,191	51	7,554	55
Subtotal	31,979	917	9,231	159	41,210	1,076
Corporate obligations:
Industrial	53,908	603	20,621	1,971	74,529	2,574
Energy	8,603	130	6,922	601	15,525	731
Communications and technology	6,365	120	28,166	1,666	34,531	1,786
Financial	32,267	503	116,043	14,273	148,310	14,776
Consumer	26,740	921	45,255	2,285	71,995	3,206
Public utilities	37,896	769	24,817	1,821	62,713	2,590
Total corporate obligations	165,779	3,046	241,824	22,617	407,603	25,663
Corporate private-labeled residential
mortgage-backed securities	18,319	2,266	158,813	40,664	177,132	42,930
Municipal securities	25,385	787	10,752	1,823	36,137	2,610
Other	362	153	141,516	19,214	141,878	19,367
Redeemable preferred stocks	831	2	7,672	1,361	8,503	1,363
Fixed maturity securities	242,655	7,171	569,808	85,838	812,463	93,009
Equity securities	-	-	1,986	186	1,986	186
Total	$ 242,655	$ 7,171	$ 571,794	$ 86,024	$ 814,449	$ 93,195

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

As of December 31, 2010, the Company had gross unrealized losses of $41.6 million on investment securities, including fixed maturity and equity securities, that had a fair value of $589.1 million. As of December 31, 2009, the Company had gross unrealized losses of $93.2 million on investment securities, including fixed maturity and equity securities that had a fair value of $814.4 million.  The decrease in unrealized losses was primarily attributable to the improved economy and financial markets, along with a decline in interest rates during the twelve months ended December 31, 2010.  These changes affected the broad financial markets and resulted in price improvements in virtually every sector.  At December 31, 2010, approximately 25% of the gross unrealized losses were attributable to securities having gross unrealized losses of less than 12 months.  This compares to approximately 8% at December 31, 2009.  At December 31, 2010, unrealized losses on investments available for sale were primarily due to $16.8 million in unrealized losses on corporate private-labeled residential mortgage-backed securities.  In addition, unrealized losses on corporate securities totaled $12.8 million.  Based, in part, on the Company’s assessment of the performance of the underlying collateral compared to the credit enhancement, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2010.

In addition, the Company also considers as part of its monitoring and evaluation process the length of time a security is below cost.  At December 31, 2010, the Company had unrealized losses on its investment portfolio for fixed maturities and equity securities as follows:

•	130 security issues representing 69% of the issues with unrealized losses, including 94% being rated as investment grade, were below cost for less than one year;
•	18 security issues representing 10% of the issues with unrealized losses, including 56% being rated as investment grade, were below cost for one year or more and less than three years; and
•	39 security issues representing 21% of the issues with unrealized losses, including 49% being rated as investment grade, were below cost for three years or more.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

At December 31, 2009, the Company had unrealized losses on its investment portfolio for fixed maturities and equity securities as follows:

•	84 security issues representing 36% of the issues with unrealized losses, including 93% being rated as investment grade, were below cost for less than one year;
•	96 security issues representing 41% of the issues with unrealized losses, including 80% being rated as investment grade, were below cost for one year or more and less than three years; and
•	52 security issues representing 23% of the issues with unrealized losses, including 81% being rated as investment grade, were below cost for three years or more.

The following tables provide the distribution of maturities for fixed maturity securities available for sale with unrealized losses as of December 31, 2010 and December 31, 2009.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	December 31, 2010
		Gross
Fixed maturity security securities	Fair	Unrealized
available for sale:	Value	Losses
Due in one year or less	$ 28	$ -
Due after one year through five years	75,560	1,948
Due after five years through ten years	166,658	6,005
Due after ten years	242,949	16,217
Total	485,195	24,170
Securities with variable principal payments	96,885	16,828
Redeemable preferred stocks	4,951	439
Total	$ 587,031	$ 41,437

	December 31, 2009
		Gross
Fixed maturity security securities	Fair	Unrealized
available for sale:	Value	Losses
Due in one year or less	$ 10,483	$ 26
Due after one year through five years	65,359	4,842
Due after five years through ten years	220,600	12,402
Due after ten years	295,339	30,521
Total	591,781	47,791
Securities with variable principal payments	212,179	43,855
Redeemable preferred stocks	8,503	1,363
Total	$ 812,463	$ 93,009

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following tables summarize the Company’s investments in securities available for sale with unrealized losses as of December 31, 2010 and December 31, 2009.

	December 31, 2010
			Gross
	Amortized	Fair	Unrealized
Securities owned without realized impairment:	Cost	Value	Losses
Unrealized losses of 10% or less	$ 480,498	$ 465,414	$ 15,084
Unrealized losses of 20% or less and greater than 10%	71,101	61,718	9,383
Subtotal	551,599	527,132	24,467
Unrealized losses greater than 20%:
Investment grade
Less than twelve months	-	-	-
Twelve months or greater	5,908	4,458	1,450
Total investment grade	5,908	4,458	1,450
Below investment grade
Less than twelve months	-	-	-
Twelve months or greater	-	-	-
Total below investment grade	-	-	-
Unrealized losses greater than 20%	5,908	4,458	1,450
Subtotal	557,507	531,590	25,917

Securities owned with realized impairment:
Unrealized losses of 10% or less	5,642	5,217	425
Unrealized losses of 20% or less and greater than 10%	16,073	14,009	2,064
Subtotal	21,715	19,226	2,489
Unrealized losses greater than 20%:
Investment grade
Less than twelve months	-	-	-
Twelve months or greater	-	-	-
Total investment grade	-	-	-
Below investment grade
Less than twelve months	13,366	10,629	2,737
Twelve months or greater	38,051	27,620	10,431
Total below investment grade	51,417	38,249	13,168
Unrealized losses greater than 20%	51,417	38,249	13,168
Subtotal	73,132	57,475	15,657
Total	$ 630,639	$ 589,065	$ 41,574

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	December 31, 2009
			Gross
	Amortized	Fair	Unrealized
Securities owned without realized impairment:	Cost	Value	Losses
Unrealized losses of 10% or less	$ 633,514	$ 608,280	$ 25,234
Unrealized losses of 20% or less and greater than 10%	109,379	94,348	15,031
Subtotal	742,893	702,628	40,265
Unrealized losses greater than 20%:
Investment grade
Less than twelve months	38,538	29,448	9,090
Twelve months or greater	34,906	22,225	12,681
Total investment grade	73,444	51,673	21,771
Below investment grade
Less than twelve months	4,654	2,954	1,700
Twelve months or greater	15,139	11,139	4,000
Total below investment grade	19,793	14,093	5,700
Unrealized losses greater than 20%	93,237	65,766	27,471
Subtotal	836,130	768,394	67,736

Securities owned with realized impairment:
Unrealized losses of 10% or less	4,850	4,634	216
Unrealized losses of 20% or less and greater than 10%	10,594	8,720	1,874
Subtotal	15,444	13,354	2,090
Unrealized losses greater than 20%:
Investment grade
Less than twelve months	-	-	-
Twelve months or greater	17,937	12,298	5,639
Total investment grade	17,937	12,298	5,639
Below investment grade
Less than twelve months	6,373	4,306	2,067
Twelve months or greater	31,760	16,097	15,663
Total below investment grade	38,133	20,403	17,730
Unrealized losses greater than 20%	56,070	32,701	23,369
Subtotal	71,514	46,055	25,459
Total	$ 907,644	$ 814,449	$ 93,195

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information regarding fixed maturity securities by asset class at December 31, 2010.

			Fair Value		Fair Value
			of Securities		of Securities
	Total		with Gross	Gross	with Gross	Gross
	Fair	%	Unrealized	Unrealized	Unrealized	Unrealized
	Value	of Total	Gains	Gains	Losses	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 135,142	5%	$ 125,273	$ 7,180	$ 9,869	$ 318
Federal agencies 1	26,095	1%	26,095	1,951	-	-
Federal agency issued
residential mortgage-backed securities 1	138,056	5%	137,759	9,740	297	2
Subtotal	299,293	11%	289,127	18,871	10,166	320
Corporate obligations:
Industrial	432,518	16%	352,700	26,255	79,818	2,930
Energy	178,511	7%	170,663	15,498	7,848	224
Communications and technology	172,946	6%	134,184	9,243	38,762	796
Financial	350,659	13%	261,745	14,161	88,914	5,022
Consumer	430,504	16%	347,883	28,725	82,621	2,373
Public utilities	324,800	12%	296,241	27,640	28,559	1,466
Subtotal	1,889,938	70%	1,563,416	121,522	326,522	12,811
Corporate private-labeled residential
mortgage-backed securities	195,055	7%	98,474	2,352	96,581	16,826
Municipal securities	151,831	6%	62,887	1,319	88,944	3,301
Other	98,002	4%	38,135	5,194	59,867	7,739
Redeemable preferred stocks	14,769	1%	9,818	342	4,951	440
Fixed maturities	2,648,888	99%	2,061,857	149,600	587,031	41,437
Equity securities	38,321	1%	36,287	2,165	2,034	137
Total	$ 2,687,209	100%	$ 2,098,144	$ 151,765	$ 589,065	$ 41,574

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides information regarding fixed maturity securities by asset class at December 31, 2009.

			Fair Value		Fair Value
			of Securities		of Securities
	Total		with Gross	Gross	with Gross	Gross
	Fair	%	Unrealized	Unrealized	Unrealized	Unrealized
	Value	of Total	Gains	Gains	Losses	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 122,597	5%	$ 88,941	$ 4,755	$ 33,656	$ 1,021
Federal agencies 1	28,321	1%	28,321	681	-	-
Federal agency issued
residential mortgage-backed securities 1	175,858	7%	168,304	7,474	7,554	55
Subtotal	326,776	13%	285,566	12,910	41,210	1,076
Corporate obligations:
Industrial	366,389	15%	291,860	14,653	74,529	2,574
Energy	172,167	7%	156,642	9,562	15,525	731
Communications and technology	136,076	5%	101,545	5,933	34,531	1,786
Financial	339,621	14%	191,311	8,667	148,310	14,776
Consumer	371,577	15%	299,582	18,570	71,995	3,206
Public utilities	313,871	13%	251,158	16,888	62,713	2,590
Subtotal	1,699,701	69%	1,292,098	74,273	407,603	25,663
Corporate private-labeled residential
mortgage-backed securities	196,660	8%	19,528	135	177,132	42,930
Municipal securities	54,442	2%	18,305	730	36,137	2,610
Other	178,092	7%	36,214	3,619	141,878	19,367
Redeemable preferred stocks	13,601	-	5,098	98	8,503	1,363
Fixed maturities	2,469,272	99%	1,656,809	91,765	812,463	93,009
Equity securities	36,876	1%	34,890	1,657	1,986	186
Total	$ 2,506,148	100%	$ 1,691,699	$ 93,422	$ 814,449	$ 93,195

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The Company held two non-income producing securities with a carrying value of $2.8 million at December 31, 2010 (2009 – one security with a carrying value of $2.7 million).  These securities were previously written down due to other-than-temporary impairments and placed on non-accrual status.

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2010 or December 31, 2009.

No derivative financial instruments were held during the three years ended December 31, 2010.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With residential mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change.  These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

Subprime securities include all bonds or portion of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market at prime.  The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.  At December 31, 2010, the Company had investments with subprime residential mortgage exposure of $19.6 million and a related $4.9 million unrealized loss.  At December 31, 2009, the Company had investments with subprime residential mortgage exposure of $20.9 million and a related $8.0 million unrealized loss.  This exposure amounted to less than 1% of the Company’s invested assets at both December 31, 2010 and 2009.

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the other-than-temporary loss was recognized in other comprehensive income (loss).

Credit losses on securities held at beginning of year in other
comprehensive income (loss)	$ 8,179
Additions for credit losses not previously recognized in other-than-
temporary impairment	1,911
Additions for increases in the credit loss for which an other-than-
temporary impairment previously recognized when there was no
intent to sell the security before recovery of its amortized cost basis	1,909
Reductions for securities sold during the period (realized)	-
Reductions for securities previously recognized in other
comprehensive income (loss) because of intent to sell
the security before recovery of its amortized cost basis	-
Reductions for increases in cash flows expected to be collected
that are recognized over the remaining life of the security	(432)
Credit losses on securities held at the end of year in other
comprehensive income (loss)	$ 11,567

Proceeds From Sales of Investment Securities
The table below provides sales of investment securities available for sale, excluding maturities and calls, for the three years ended December 31.

	2010	2009	2008

Proceeds	$ 82,025	$ 139,591	$ 42,310
Gross realized gains	2,545	9,886	811
Gross realized losses	67	313	1,115

Mortgage Loans
Investments in mortgage loans totaled $559.2 million at December 31, 2010 ($457.6 million – December 31, 2009).  The Company’s mortgage loans are mostly secured by commercial real estate and are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for potential future losses.  The allowance for mortgage loans is maintained at a level believed by management to be adequate to absorb estimated credit losses and was $3.4 million as of December 31, 2010 and 2009.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical experience, industry data, current economic conditions and other relevant factors.  One mortgage loan has been foreclosed upon and transferred to real estate investments during the past three years.  Also, there were two delinquent mortgage loans at December 31, 2010 (none in 2009), although payments were subsequently received in January 2011 to bring these loans current.  The Company does not hold mortgage loans of any single borrower that exceeds 5% of stockholders’ equity.

At December 31, 2010, the Company had 16% of its invested assets in mortgage loans, up from 14% at December 31, 2009.  The Company originates and services fixed-rate commercial mortgage loans for its investment portfolio.  New commercial loans were $146.1 million, $61.2 million and $54.4 million for 2010, 2009 and 2008, respectively. The level of new commercial mortgage loans in any year is influenced by market conditions, as the Company responds to changes in interest rates, available spreads and borrower demand.  In addition to the subject collateral underlying the mortgage, the Company typically requires some amount of recourse from borrowers as another potential source of repayment. The recourse requirement is determined as part of the underwriting requirements of each loan.

The Company added 69 new loans to the portfolio during 2010 of which 54 or 78% of these loans had some amount of recourse requirement.  A total of 38 new loans or $86.5 million were purchased from institutional lenders during 2010 and 15% of the Company’s commercial mortgage portfolio having been acquired rather than originated by the Company.  The purchased loans are seasoned performing loans having characteristics of property type, geographical diversification, term, underwriting and cash flows that are similar to the Company’s portfolio of originated loans. The average loan to value ratio for the overall portfolio was 49% at December 31, 2010 and 2009, based upon the appraisal of value at the time the loan was originated or acquired.  The average loan balance was approximately $1.5 million at December 31, 2010.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table summarizes the amount of mortgage loans held by the Company at December 31, 2010, segregated by origination year.  The 2010 amount includes the seasoned mortgage loans purchased from institutional lenders, as previously discussed.

	Carrying	%
	Amount	of Total

Prior to 2002	$ 61,897	12%
2003	47,240	8%
2004	39,078	7%
2005	62,500	11%
2006	54,890	10%
2007	40,975	7%
2008	45,968	8%
2009	57,073	10%
2010	152,956	28%
Allowance for loss	(3,410)	(1%)
Total	$ 559,167	100%

The tables below identify mortgage loans by geographic location and property type as of December 31.

	2010	2009
	Carrying	Carrying
	Amount	Amount
Geographic region:
Pacific	$ 134,892	$ 101,648
West north central	122,228	113,997
West south central	106,093	106,625
Mountain	72,871	64,142
South atlantic	50,454	31,966
East north central	30,905	19,783
Middle atlantic	22,975	6,776
East south central	22,159	16,055
Allowance for loss	(3,410)	(3,410)
Total	$ 559,167	$ 457,582

Property type:
Industrial	$ 263,621	$ 248,397
Office	227,772	179,517
Medical	35,223	27,873
Other	35,961	5,205
Allowance for loss	(3,410)	(3,410)
Total	$ 559,167	$ 457,582

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table identifies the concentration of mortgage loans by state greater than 5% as of December 31.

	2010		2009
	Carrying	%	Carrying	%
	Amount	of Total	Amount	of Total

California	$ 115,766	21%	$ 87,013	19%
Texas	81,903	15%	81,534	18%
Minnesota	56,537	10%	60,992	13%
Florida	28,770	5%	26,278	6%
All others	279,601	50%	205,175	45%
Allowance for loss	(3,410)	(1%)	(3,410)	(1%)
Total	$ 559,167	100%	$ 457,582	100%

The table below identifies mortgage loans by maturity as of December 31.

	2010	2009
Mortgage loans by maturity:
Due in one year or less	$ 33,703	$ 10,486
Due after one year through five years	177,182	164,691
Due after five years through ten years	235,566	204,754
Due after ten years	116,126	81,061
Allowance for loss	(3,410)	(3,410)
Total	$ 559,167	$ 457,582

Commercial mortgage loans in California accounted for 21% of the Company’s commercial mortgage loan portfolio at December 31, 2010.  The next largest concentration by state was 15% in Texas.  Through this concentration in California, along with other states included in the pacific region, the Company is exposed to potential losses from a regional economic downturn and certain catastrophes, such as earthquakes and fires that may affect certain areas of the region.  The Company requires borrowers to maintain fire insurance coverage to provide reimbursement for any losses due to fire.  The Company diversifies its commercial mortgage loan portfolio both geographically and by property type to reduce certain catastrophe and economic exposure.  However, diversification may not always sufficiently mitigate the risk of such losses.  Historically, the delinquency rate of the Company’s pacific region commercial mortgage loans has been substantially below the industry average and consistent with the Company’s experience in other states.  The Company does not require earthquake insurance for properties on which it makes commercial mortgage loans.  However, the Company does consider the potential for earthquake loss if the property lies within areas believed by the Company to be seismically active submarkets and structural information specific to each property.  The Company does not expect catastrophe or earthquake damage or economic downturn in the pacific region to have a material adverse effect on its business, financial position, results of operations or cash flows.  However, the Company cannot provide assurance that such risks could not have such material adverse effects.

Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, the Company customarily conducts environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on the Company’s environmental assessments, the Company believes that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on the Company’s business, financial position, results of operations or cash flows.  However, the Company cannot provide assurance that material compliance costs will not be incurred.

In the normal course of business, the Company commits to fund commercial mortgage loans generally up to 120 days in advance.  The Company had commitments to originate mortgage loans of $6.6 million at December 31, 2010 with fixed interest rates ranging from 5.25% to 6.25%.  These commitments generally have fixed expiration dates.  A small percentage of commitments expire due to the borrower’s failure to deliver the requirements of the commitment by the expiration date.  In these cases, the Company will retain the commitment fee.  The commitments in place at December 31, 2010 were funded in January and February 2011, $5.3 million and $1.3 million, respectively.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

In December 2009, a construction-to-permanent loan in the amount of $16.0 million was executed.  In the second quarter of 2010 the Company issued a second construction-to-permanent loan in the amount of $1.8 million.  At December 31, 2010, $12.6 million had been disbursed for the two construction loans, with an unfunded amount of $5.2 million.  Both projects are scheduled for completion by mid-2011. At completion and fulfillment of occupancy requirements, the loans will convert to long-term, fixed rate permanent loans.

Financing Receivables – Mortgage Loans
The Company considers its mortgage loan portfolio to be long-term financing receivables.  Mortgage loans are stated at cost net of allowance for potential future losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired or loans past due 90 days or more are placed on a non-accrual status.

If a mortgage loan is determined to be on non-accrual status, the mortgage loan does not accrue any revenue into the Consolidated Statements of Income.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then the Company returns the loan to active status and accrues income accordingly.

Generally, the Company considers its mortgage loans to be a portfolio segment.  The Company considers its primary class to be property type.  The Company primarily uses loan-to-value as its credit risk quality indicator but also monitors additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property-type in a table in this section.  In addition, geographic distribution for both regional and significant state concentrations are also presented.  These measures are also supplemented with various other analytics targeted to provide specific additional information concerning a mortgage loan and supports management’s assessment of each financing receivable.

The following table presents an aging schedule for delinquent payments for both principal and interest as of December 31, 2010 and December 31, 2009, by class.

Amount of Payments Past Due
December 31, 2010	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
Industrial	$ 1,187	$ 11	$ -	$ -	$ 11
Medical	-	-	-	-	-
Office	2,219	22	-	-	22
Other	-	-	-	-	-
Total	$ 3,406	$ 33	$ -	$ -	$ 33

December 31, 2009
Industrial	$ -	$ -	$ -	$ -	$ -
Medical	-	-	-	-	-
Office	-	-	-	-	-
Other	-	-	-	-	-
Total	$ -	$ -	$ -	$ -	$ -

As of December 31, 2010, there were two mortgage loans that were 30 days past due.  Subsequently, payments were received on both of these loans and the loans were brought current in January 2011.

The allowance for losses on mortgage loans is maintained at a level believed by management to be adequate to absorb estimated credit losses.  Management’s periodic evaluation and assessment of the adequacy of the reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors.  A loan is considered impaired if it is probable that contractual amounts due will not be collected.

The allowance for loss is monitored and evaluated with a process that includes, but is not limited to, the following factors:

•	Monthly monitoring of the payment history of each borrower;

•	Annual monitoring of each loan’s property financial statement including net operating income, debt service coverage and occupancy level;

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

•
Analysis of the Company’s loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations and borrower concentrations;

•	Analysis of the loan originations for the year;

•	Analysis of the Company’s own historical loss experiences over the last several years;

•	Analysis of current industry conditions that are affecting the market, including rental and vacancy rates;

•	Analysis of the markets and sub markets in which the Company has mortgage loans; and

•	Analysis of industry historical loss experience.

These categories are generally monitored on an individual and aggregate basis to determine that the appropriate level of allowance is maintained.  The Company’s allowance for credit losses was $3.4 million at December 31, 2010.  Generally, the Company establishes the allowance for credit losses using the collectively evaluated impairment methodology.  The Company has not acquired any mortgage loans with deteriorated credit quality.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments on loans, determining if impairment is other-than-temporary and determining the amount of an other-than-temporary impairment.  These risks include but are not limited to:

•	The risk that the Company’s assessment of a borrower to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;

•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;

•	The risk that the performance of the underlying property could deteriorate in the future;

•	The risk that fraudulent, inaccurate or misleading information could be provided to the Company;

•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and

•	The risk that other facts and circumstances change such that it becomes more likely than not that the Company will not obtain all of it contractual payments.

To the extent the Company determines a loan is impaired, that amount will be charged to the allowance for loss and the loan balance will be reduced.  In the event the property is foreclosed upon, the carrying value will be written down to the lesser of the current fair value less costs to sell, or book value of the property with a charge to the allowance for loss and a corresponding reduction to the mortgage loan asset.

Over the past three years, the Company has had one mortgage loan default, which occurred in the fourth quarter of 2010.  The Company completed the foreclosure on this loan in the fourth quarter of 2010 with no impairment recorded due to the fair value of the equity in the property being greater than its book value.  Based in part on the above factors, the Company has determined that it does not have any impairments in its portfolio.  The Company had no loans that were restructured or modified in 2010.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)
The following chart details the activity of the collectively evaluated allowance for loss as of December 31.

	2010	2009	2008
Beginning of year	$ 3,410	$ 3,410	$ 3,410
Additions	-	-	-
Deductions	-	-	-
End of year	$ 3,410	$ 3,410	$ 3,410

The Company purchased $84.6 million of seasoned mortgage loans in 2010.  These purchases resulted in an addition to the Company’s mortgage loan portfolio with a weighted average net yield of 6.6%.  These loans were all performing loans which met or exceeded all of the Company’s normal underwriting criteria.  Additionally in 2010, the Company purchased one $1.9 million loan in December 2010 from a separate originator.

Real Estate
Investments in real estate totaled $119.9 million at December 31, 2010 ($114.1 million at December 31, 2009).  The table below provides information concerning the Company's real estate investments by major category as of December 31.

	2010	2009
Land	$ 17,850	$ 17,370
Buildings	66,961	63,704
Less accumulated depreciation	(21,566)	(21,809)
Real estate, commercial	63,245	59,265
Real estate, joint ventures	56,664	54,811
	$ 119,909	$ 114,076

Investment real estate is depreciated on a straight-line basis over periods ranging from 3 to 60 years.

The Company had non-income producing real estate of $29.7 million, consisting of vacant properties and properties under development, at December 31, 2010 (2009 - $28.1 million).

The Company had no commitments to buy or sell real estate investments at December 31, 2010.  The Company had commitments to fund affordable housing project obligations of $9.6 million at December 31, 2010 (2009 - $7.4 million).

4. Variable Interest Entities

The Company invests in certain affordable housing and real estate joint ventures which are considered to be variable interest entities (VIEs).  The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in real estate joint ventures are equity interests in partnerships or limited liability corporations that may or may not participate in profits or residual value.  In certain cases, the Company may issue fixed-rate senior mortgage loan investments secured by properties controlled by VIEs.  These investments are classified as mortgage loans in the Consolidated Balance Sheets, and the income received from such investments is recorded as investment income in the Consolidated Statements of Income.

Investments in the affordable housing real estate joint ventures and real estate joint ventures are interests that will absorb portions of the VIE’s expected losses or receive portions of expected residual returns of the VIE’s net assets exclusive of variable interests.  The Company makes an initial assessment of whether it is the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  The Company considers many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether the Company has the ability to direct the activities of a VIE that most significantly impact the VIE’s economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by the Company in these investments.  Other factors include the entity’s equity investment at risk, decision-making abilities, obligations to absorb economic risks and the right to receive economic rewards of the entity; and the extent to which the Company shares in the VIE’s expected losses and residual returns.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Most of the Company’s investment interests in VIEs not in the form of a fixed-rate senior mortgage debt investment are recorded using the equity method, with cash distributions from the VIE and cash contributions to the VIE recorded as decreases or increases, respectively, in the carrying value of the VIE. Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment.  The Company evaluates the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  Fixed-rate senior mortgage debt investments secured by properties controlled by VIEs are classified as commercial mortgages, and income received from such investments is recorded as investment income.

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds a variable interest, but is not the primary beneficiary, and which have not been consolidated at December 31, 2010 and December 31, 2009.  The table includes investments in 10 real estate joint ventures and 28 affordable housing real estate joint ventures as of December 31, 2010 and investments in nine real estate joint ventures and 26 affordable housing real estate joint ventures as of December 31, 2009.

	2010		2009
		Maximum		Maximum
	Carrying	Exposure	Carrying	Exposure
	Amount	to Loss	Amount	to Loss
Real estate joint ventures	$ 35,089	$ 35,089	$ 35,265	$ 35,265
Affordable housing real estate
joint ventures	21,129	63,444	19,546	72,590
Total	$ 56,218	$ 98,533	$ 54,811	$ 107,855

The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures, as shown in the table above, is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt or other obligations of the VIE with recourse to the Company.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.  The Company had contingent commitments to fund additional equity contributions to certain affordable housing real estate joint venture VIEs, as of December 31, 2010 and 2009 of $9.2 and $7.0 million, respectively, which could result in additional exposure to loss.

In addition, the maximum exposure to loss on affordable housing joint ventures as of December 31, 2010 and 2009 includes $12.0 million and $33.5 million, respectively, of losses which could be realized if the tax credits received by the VIEs were recaptured. Recapture events would cause the Company to reverse some or all of the benefit previously recognized by the Company or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period. The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  The potential exposure due to recapture may be mitigated by guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to the Company’s interests in the VIEs.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)
5. Unpaid Accident and Health Claims Liability

The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2010	2009	2008

Gross liability at beginning of year	$ 8,667	$ 7,006	$ 7,089
Less reinsurance recoverable	(4,774)	(3,495)	(3,826)
Net liability at beginning of year	3,893	3,511	3,263

Incurred benefits related to:
Current year	27,481	27,602	26,411
Prior years 1	(441)	(448)	271

Total incurred benefits	27,040	27,154	26,682

Paid benefits related to:
Current year	24,114	23,764	23,178
Prior years	3,328	3,008	3,256

Total paid benefits	27,442	26,772	26,434

Net liability at end of year	3,491	3,893	3,511
Reinsurance recoverable	4,400	4,774	3,495

Gross liability at end of year	$ 7,891	$ 8,667	$ 7,006

1 The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

6. Notes Payable

The Company had no notes payable at December 31, 2010 or December 31, 2009.

As a member of the FHLB with a capital investment of $4.8 million, the Company has the ability to borrow on a collateralized basis from the FHLB.  The Company received annual dividends on the capital investment in the FHLB equal to $0.1 million (2009 - $0.1 million; 2008 - $0.3 million).

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding and which are at variable interest rates based upon short-term indices.  These lines of credit will expire in June of 2011.   The Company anticipates renewing these lines as they come due.

Interest paid on all borrowings was less than $0.1 million in 2010 (2009 - less than $0.1 million; 2008 - $1.1 million).

7. Statutory Information and Stockholder Dividends Restriction

The table below provides Kansas City Life’s net gain from operations, net income (loss) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2010	2009	2008
	(unaudited)
Net gain from operations	$ 13,400	$ 24,979	$ 27,301

Net income (loss)	12,748	19,455	(20,114)

Capital and surplus	322,459	336,615	306,247

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  The maximum stockholder dividends payable in 2011 without prior approval is $32.2 million, 10% of 2010 capital and surplus.  The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had a statutory carrying value of $12.0 million at December 31, 2010 (2009 – $11.6 million; 2008 – $12.1 million).

8. Income Taxes

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company’s effective income tax rate for the years ended December 31.

	2010	2009	2008

Current income tax expense (benefit)	$ 4,872	$ 476	$ (1,386)
Deferred income tax expense (benefit)	7,585	5,244	(7,778)
Total income tax expense (benefit)	$ 12,457	$ 5,720	$ (9,164)

	2010	2009	2008

Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	5	6	-
Permanent differences	(5)	(3)	1
Prior year taxes	1	(3)	(1)
Effective income tax rate	36%	35%	35%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2010	2009
Deferred tax assets:
Future policy benefits	$ 44,487	$ 41,248
Employee retirement benefits	20,990	26,154
Tax carryovers	874	938
Gross and net deferred tax assets	66,351	68,340

Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	7,871	7,782
Unrealized investment gains	38,567	79
Capitalization of deferred acquisition
costs, net of amortization	32,431	37,902
Value of business acquired	17,245	23,140
Property and equipment, net	6,961	7,290
Other	16,557	13,998
Gross deferred tax liabilities	119,632	90,191
Net deferred tax liability	53,281	21,851
Current tax (receivable) liability	216	(8,784)
Income taxes payable	$ 53,497	$ 13,067

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of the Company’s anticipated future earnings, reversal of future taxable differences, the available capital loss carryback period, tax planning strategies that are prudent and feasible, and our ability and intent to hold securities until their recovery, in management's opinion it is more likely than not that the Company will realize the benefit of its deferred tax assets.

Federal income taxes paid during 2010 were $4.0 million (2009 – $6.5 million; 2008 – $9.9 million).

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2007.  The Company is not currently under examination by the Internal Revenue Service.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:

	2010	2009

Beginning of year	$ 6,636	$ 6,268

Additions based on tax positions related to the current year	-	720
Additions for tax positions of prior years	-	56
Reductions for tax positions of prior years	(6,499)	(294)
Reductions for statute of limitations lapse	(137)	(114)

End of year	$ -	$ 6,636

The total amount of unrecognized tax benefits, if recognized, that would impact the effective tax rate was $0.6 million as of December 31, 2009.  The decrease in unrecognized tax benefits in 2010 is primarily attributable to an accounting method change that was approved by the IRS during 2010.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense (benefit).  During the years ended December 31, 2010, 2009, and 2008, the Company recognized expense (benefit) of approximately ($0.7) million, ($0.2) million, and $0.1 million in interest and penalties, respectively.  The Company did not have any accrued interest and penalties at December 31, 2010 and $0.7 million for the payment of interest and penalties accrued at December 31, 2009.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2010	2009	2008
Income tax expense (benefit)	$ 12,457	$ 5,720	$ (9,164)
Stockholders' equity:
Related to:
Unrealized gains (losses), net	23,080	49,274	(48,419)
Change in benefit
plan obligations	766	6,037	(11,343)
Total income tax expense (benefit)
included in financial statements	$ 36,303	$ 61,031	$ (68,926)

9. Pension and Other Postretirement Benefits

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Cash Balance Pension Plan (the Plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen as of, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the Plan as of December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from 2011 through 2015 are $9.8 million, $9.9 million, $9.4 million, $10.4 million, and $10.9 million, respectively.  The aggregate benefits expected to be paid in the five years from 2016 through 2020 are $51.4 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2010 and include estimated future employee service.  The 2011 contribution for the plan has not been determined.

The asset allocation of the fair value of pension plan assets at December 31 was:

	Plan Assets		Target
	2010	2009	Allocation

Debt securities	35%	39%	26%	-	42%
Equity securities	65%	60%	56%	-	76%
Cash equivalents	0%	1%	0%	-	2%

Certain of the Company’s pension plan assets consist of investments in pooled separate accounts offered by the Plan.  Net asset value (NAV) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investments companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV and certain redemption restrictions may apply.

Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies and setting long-term strategic targets.  Long-term

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

strategic investment objectives include preserving the funded status of the plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The Plan does not expect to return any plan assets to the Company during 2011.

The current assumption for the expected long-term rate of return on plan assets is 8.0%.  This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rates used to determine the benefit obligation for pension benefits and postretirement benefits are 5.02% and 5.59%, respectively.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2010.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for eligible employees, agents, and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2011 through 2014 are $1.1 million each year and $1.2 million for 2015.  The aggregate benefits expected to be paid in the five years from 2016 through 2020 are $6.6 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2010.  The 2011 contribution for the plan is estimated to be $1.1 million.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.  The postretirement plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree healthcare plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact the Company’s disclosures.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods.  The plan covers only those employees with at least one year of service as of December 31, 1997.  The benefits in this plan are frozen, using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans in 2010 were $0.1 million (2009 - $0.1 million; 2008 - $0.1 million).  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans in 2010 were $0.3 million (2009 - $0.3 million; 2008 - $0.4 million).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents’ prior year paid commissions, respectively.  Contributions to the plan in 2010 were $1.2 million (2009 – $1.3 million; 2008 – $1.8 million).  Effective January 1, 2011 the plan was amended, increasing the employer match from 6% to 8%.  The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company made no profit sharing contribution in 2010 or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees.  No contributions have been made to this plan since 1992.

The Company recognizes the funded status of its defined pension and postretirement plans, measured as the difference between plan assets at fair value and the projected benefit obligation, on the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss) net of taxes.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	Pension Benefits		Other Benefits
	2010	2009	2010	2009

Change in projected benefit obligation:
Benefit obligation at beginning of year	$ 136,686	$ 137,492	$ 28,013	$ 29,738
Service cost	2,115	2,059	594	730
Interest cost	7,554	7,922	1,432	1,590
Curtailments and plan changes	(5,159)	-	(460)	-
Actuarial (gain) loss	10,370	2,044	(922)	(3,309)
Benefits paid	(8,362)	(12,831)	(889)	(736)
Benefit obligation at end of year	$ 143,204	$ 136,686	$ 27,768	$ 28,013

Change in plan assets:
Fair value of plan assets at beginning of year	$ 107,946	$ 94,832	$ 618	$ 836
Return on plan assets	11,446	19,865	33	38
Company contributions	6,062	6,080	-	-
Benefits paid	(8,362)	(12,831)	(32)	(256)
Fair value of plan assets at end of year	$ 117,092	$ 107,946	$ 619	$ 618

Unfunded status at end of year	$ 26,112	$ 28,740	$ 27,149	$ 27,395

Amounts recognized in accumulated other
comprehensive income (loss):
Net loss	$ 55,971	$ 57,614	$ 452	$ 1,390
Prior service cost	-	(602)	(1,209)	(1,001)
Total accumulated other comprehensive income (loss)	$ 55,971	$ 57,012	$ (757)	$ 389

Other changes in plan assets and benefit obligations	Pension		Other
recognized in other comprehensive income (loss):	2010	2009	2010	2009
Unrecognized actuarial loss	$ 2,178	$ (10,432)	$ (922)	$ (3,307)
Unrecognized prior service cost	-	-	(460)	-
Amortization of net gain	(3,821)	(4,594)	(16)	(11)
Amortization of prior service cost	602	706	252	389
Total recognized in other comprehensive income (loss)	$ (1,041)	$ (14,320)	$ (1,146)	$ (2,929)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	Pension Benefits		Other Benefits
	2010	2009	2010	2009
Plans with underfunded accumulated
benefit obligation:
Projected benefit obligation	$ 143,204	$ 136,686	-	-
Accumulated benefit obligation	143,204	132,070	-	-
Fair value of plan assets	117,092	107,946	-	-

Weighted average assumptions used
to determine benefit obligations
at December 31:
Discount rate	5.02%	5.62%	5.59%	6.01%
Expected return on plan assets	8.00%	8.00%	5.50%	5.50%
Rate of compensation increase	3.00%	3.00%	-	-

Weighted average assumptions used
to determine net periodic benefit
cost for years ended December 31:
Discount rate	5.62%	6.00%	6.01%	5.75%
Expected return on plan assets	8.00%	8.00%	5.50%	5.50%
Rate of compensation increase	3.00%	3.38%	-	-

The following table presents the fair value of each major category of pension plan and other postretirement assets as of December 31:

	Pension Plan		Other Benefits
Assets, at fair value:	2010	2009	2010	2009
Cash and cash equivalents	$ 40	$ 89	$ 619	$ 618
Equity securities	5,323	4,614	-	-
Investment funds:
Stock and bond funds	71,391	65,355	-	-
Money market funds	1,142	76	-	-
Hedge funds	15,643	16,346	-	-
Fixed maturity securities:
U.S. Treasury securities and obligations
of U.S. Government	2,211	2,621	-	-
Corporate obligations	20,981	18,488	-	-
Mineral rights	78	71	-	-
Real estate	19	19	-	-
Other	264	267	-	-
Fair value of assets at end of year	$ 117,092	$ 107,946	$ 619	$ 618

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table discloses the level within the fair value hierarchy in which the pension plan and other postretirement assets fall.

Assets, at fair value as of December 31, 2010	Pension Plan
	Level 1	Level 2	Level 3	Total
Equity securities	$ 5,323	$ -	$ -	$ 5,323
Investment funds:
Stock and bond funds	-	71,391	-	71,391
Money market funds	1,142			1,142
Hedge funds	-	15,643	-	15,643
Fixed maturity securities:
U.S. Treasury securities and obligations
of U.S. Government	-	2,211	-	2,211
Corporate obligations	-	19,910	1,071	20,981
Other assets	304	-	97	401
Total	$ 6,769	$ 109,155	$ 1,168	$ 117,092

	Other Benefits
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	619	-	-	619
Total	$ 619	$ -	$ -	$ 619

Assets, at fair value as of December 31, 2009	Pension Plan
	Level 1	Level 2	Level 3	Total
Equity securities	$ 4,614	$ -	$ -	$ 4,614
Investment funds:
Stock and bond funds	-	65,355	-	65,355
Money market funds	76	-	-	76
Hedge funds	-	16,346	-	16,346
Fixed maturity securities:
U.S. Treasury securities and obligations
of U.S. Government	-	2,621	-	2,621
Corporate obligations	-	18,378	110	18,488
Other assets	356	-	90	446
Total	$ 5,046	$ 102,700	$ 200	$ 107,946

	Other Benefits
	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	618	-	-	618
Total	$ 618	$ -	$ -	$ 618

The following table discloses the changes in Level 3 assets measured at fair value on a recurring basis for the years ended December 31:

	Pension Plan		Other Benefits
Plan assets:	2010	2009	2010	2009
Balance, beginning of period	$ 200	$ 1,213	$ -	$ -
Gains (losses) realized and unrealized	40	(92)	-	-
Transfers in	1,038	-	-	-
Transfers out	(110)	(921)	-	-
Balance, end of period	$ 1,168	$ 200	$ -	$ -

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Service cost	$ 2,115	$ 2,059	$ 2,405	$ 594	$ 731	$ 821
Interest cost	7,554	7,922	7,662	1,432	1,590	1,599
Expected return on plan assets	(8,413)	(7,389)	(9,986)	(34)	(41)	(51)
Amortization of:
Unrecognized actuarial loss	3,821	4,594	2,375	16	11	172
Unrecognized prior service cost	(602)	(706)	(646)	(252)	(389)	(222)
Net periodic benefit cost	4,475	6,480	1,810	1,756	1,902	2,319
Total recognized in other comprehensive income (loss)	(1,041)	(14,320)	31,951	(1,146)	(2,929)	459
Total recognized in net periodic benefit cost and
other comprehensive income (loss)	$ 3,434	$ (7,840)	$ 33,761	$ 610	$ (1,027)	$ 2,778

The following table provides the estimated net loss and prior service cost for the pension plan and other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2011.

	Pension	Other
	Benefits	Benefits
Actuarial gain (loss)	$ 3,583	$ -
Prior service cost (credit)	-	(252)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point
	Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$ 401	$ (327)
Postretirement benefit obligation	4,881	(3,976)

For measurement purposes a 10.0% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6.0% in 2018 and thereafter.

10. Share-Based Payment

The Company has a long-term incentive plan for senior management that provides a cash award to participants for the increase in the share price of the Company’s common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, times the number of units.  The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval.  Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability or retirement.  The Company does not make payments in shares, warrants or options.

The following table provides information about the outstanding three-year intervals as of December 31, 2010.

Defined
Measurement	Number	Grant
Period	of Units	Price
2008-2010	178,133	$ 44.33
2009-2011	170,417	$ 44.93
2010-2012	223,968	$ 30.04
2011-2013	200,061	$ 32.45

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

No payments were made during 2010 for the three-year interval ended December 31, 2009.  Also, no payments were made during 2009 for the three-year interval ended December 31, 2008.  During 2008, the plan made a payment of $0.1 million to plan participants for the three-year interval ended December 31, 2007.  The cost of compensation charged as an operating expense during 2010 was $0.3 million, net of tax.  The change in accrual for share-based compensation that reduced operating expense during 2009 was $0.1 million, net of tax.  The cost of compensation charged as an operating expense during 2008 was $0.1 million, net of tax.

11. Segment Information

The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life.  The Individual Insurance segment is marketed through a nationwide sales force of independent general agents and third-party marketing arrangements.  The Group Insurance segment consists of sales of group life, dental, vision and long-term and short-term disability products.  This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements.  The Old American segment consists of individual insurance products designed largely as final expense products.  These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as “customer revenues” for segment reporting purposes.  Other revenues consist primarily of supplementary contract considerations, policyholder dividends left with the Company to accumulate, income received on the sale of low income housing tax credits by a subsidiary of the Company, and fees charged on products and sales from the Company’s broker-dealer subsidiary.  Customer revenues are added to other revenues, net investment income and realized investment gains (losses) to reconcile to the Company’s total revenues.  Benefits and expenses are specifically and directly identified and recorded by segment.  Certain expenses may also be allocated as necessary.

Separate investment portfolios are maintained for each of the three life insurance companies.  However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations 1	Total
2010:
Insurance revenues (customer revenues)	$ 131,774	$ 49,355	$ 65,229	$ (528)	$ 245,830
Net investment income	162,997	553	12,309	-	175,859
Realized investment gains	202	-	333	-	535
Other revenues	8,978	156	5	-	9,139
Total revenues	303,951	50,064	77,876	(528)	431,363

Policyholder benefits	106,523	32,131	44,343	-	182,997
Interest credited to policyholder account balances	85,949	-	-	-	85,949
Amortization of deferred acquisition costs	14,976	-	12,057	-	27,033
Operating expenses	60,141	21,917	19,095	(528)	100,625
Total benefits and expenses	267,589	54,048	75,495	(528)	396,604

Income (loss) before income tax expense (benefit)	36,362	(3,984)	2,381	-	34,759
Income tax expense (benefit)	12,855	(1,394)	996	-	12,457
Segment net income (loss)	$ 23,507	$ (2,590)	$ 1,385	$ -	$ 22,302

Segment assets	$ 3,956,901	$ 10,268	$ 366,113	$ -	$ 4,333,282
Interest expense	$ 1	$ -	$ -	$ -	$ 1

2009:
Insurance revenues (customer revenues)	$ 132,107	$ 48,980	$ 62,261	$ (546)	$ 242,802
Net investment income	164,133	554	12,741	-	177,428
Realized investment losses	(8,221)	-	(1,855)	-	(10,076)
Other revenues	10,323	167	1	-	10,491
Total revenues	298,342	49,701	73,148	(546)	420,645

Policyholder benefits	102,499	33,799	42,692	-	178,990
Interest credited to policyholder account balances	86,713	-	-	-	86,713
Amortization of deferred acquisition costs	24,023	-	11,103	-	35,126
Operating expenses	67,908	19,479	16,523	(546)	103,364
Total benefits and expenses	281,143	53,278	70,318	(546)	404,193

Income (loss) before income tax expense (benefit)	17,199	(3,577)	2,830	-	16,452
Income tax expense (benefit)	5,981	(1,252)	991	-	5,720
Segment net income (loss)	$ 11,218	$ (2,325)	$ 1,839	$ -	$ 10,732

Segment assets	$ 3,808,909	$ 9,949	$ 357,327	$ -	$ 4,176,185
Interest expense	$ -	$ -	$ 4	$ -	$ 4

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	Individual	Group	Old	Intercompany
2008:	Insurance	Insurance	American	Eliminations 1	Total
Insurance revenues (customer revenues)	$ 126,480	$ 48,763	$ 61,517	$ (587)	$ 236,173
Net investment income	164,243	525	12,651	-	177,419
Realized investment losses	(49,987)	-	(2,284)	-	(52,271)
Other revenues	12,734	268	3	-	13,005
Total revenues	253,470	49,556	71,887	(587)	374,326

Policyholder benefits	101,275	32,956	44,518	-	178,749
Interest credited to policyholder account balances	86,899	-	-	-	86,899
Amortization of deferred acquisition costs	24,304	-	10,685	-	34,989
Operating expenses	65,641	18,950	15,899	(587)	99,903
Total benefits and expenses	278,119	51,906	71,102	(587)	400,540

Income (loss) before income tax expense (benefit)	(24,649)	(2,350)	785	-	(26,214)
Income tax expense (benefit)	(8,724)	(845)	405	-	(9,164)
Segment net income (loss)	$ (15,925)	$ (1,505)	$ 380	$ -	$ (17,050)

Segment assets	$ 3,618,510	$ 8,780	$ 339,801	$ -	$ 3,967,091
Interest expense	$ 928	$ -	$ 118	$ -	$ 1,046

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

The following table provides information about the Company’s customer revenues for the years ended December 31.

	2010	2009	2008
Customer revenues by line of business:
Traditional individual insurance products, net	$ 90,456	$ 88,087	$ 78,403
Interest sensitive products	90,568	89,458	89,828
Variable life insurance and annuities	15,451	16,277	19,179
Group life and disability products, net	49,355	48,980	48,763
Insurance revenues	$ 245,830	$ 242,802	$ 236,173

12. Property and Equipment

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years.  The table below provides information as of December 31.

	2010	2009
Land	$ 766	$ 766
Home office complex	20,638	20,365
Furniture and equipment	45,096	44,803
	66,500	65,934

Accumulated depreciation	(42,986)	(41,541)

	$ 23,514	$ 24,393

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)
13. Reinsurance

The table below provides information about reinsurance for the years ended December 31.

	2010	2009	2008

Life insurance in force (in millions) :
Direct	$ 28,329	$ 29,201	$ 28,691
Ceded	(14,116)	(14,190)	(14,492)
Assumed	1,379	1,482	1,609
Net	$ 15,592	$ 16,493	$ 15,808

Premiums:
Life insurance:
Direct	$ 142,235	$ 139,418	$ 130,008
Ceded	(46,133)	(45,508)	(46,205)
Assumed	3,285	3,383	3,773
Net	$ 99,387	$ 97,293	$ 87,576

Accident and health:
Direct	$ 49,267	$ 47,998	$ 47,001
Ceded	(8,843)	(8,224)	(7,411)
Assumed	-	-	-
Net	$ 40,424	$ 39,774	$ 39,590

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $36.8 million as of December 31, 2010 (2009 - $40.9 million).  The reserve for future policy benefits ceded under this agreement at December 31, 2010 was $20.1 million at December 31, 2010 (2009 - $21.9 million).

Kansas City Life acquired a block of traditional life and universal life products in 1997.  As of December 31, 2010, the block had $1.4 billion of life insurance in force (2009 - $1.5 billion).  The block generated life insurance premiums of $3.0 million in 2010 (2009 - $3.2 million; 2008 - $3.4 million) and had reinsurance ceded of $0.8 million in 2010 (2009 - $1.0 million; 2008 - $1.0 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  As of December 31, 2010, the insurance in force ceded approximated $1.4 billion (2009 - $1.7 billion) and premiums totaled $8.9 million (2009 - $8.9 million; 2008 - $8.9 million).

Reinsurance receivables were $187.1 million at year end 2010, consisting of reserves ceded of $170.1 million and claims ceded of $17.0 million.  Reinsurance receivables were $179.3 million at year end 2009, consisting of reserves ceded of $165.7 million and claims ceded of $13.6 million.

The maximum retention on any one life is three hundred fifty thousand dollars for ordinary life plans and one hundred thousand dollars for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The following table reflects the Company’s significant reinsurance partners along with their A. M. Best credit rating and the amount of reinsurance recoverable and their related percent of recoverable at December 31, 2010.

	A. M. Best	Reinsurance	% of
	Rating	Recoverable	Recoverable
TransAmerica Life Insurance Company	A+	$ 34,616	19%
Security Life of Denver	A	26,095	14%
Employers Reassurance Corporation	A-	19,952	11%
RGA Reinsurance Company	A+	16,643	9%
Swiss Re America Corporation	A	13,822	7%
UNUM Life Inusrance Company of America	A	13,822	7%
Hartford Life & Accident Insurance Company	A	11,971	6%
Lewer Life Insurance Company	B	9,487	5%
Union Security Insurance Company	A-	9,268	5%
Other (19 Companies)		31,447	17%
Total		$ 187,123	100%

The Company monitors several factors that it considers relevant to satisfy itself as to the ongoing ability of a reinsurer to meet all obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer, the financial strength of the reinsurer, significant changes or events of the reinsurer, and any other relevant factors.  If the Company believes that any reinsurer would not be able to satisfy its obligations with the Company, a separate contingency reserve may be established.  As of year-end 2010 and 2009, no reinsurer met these conditions.

The reinsurance recoverable is composed of reinsurance ceded receipts due from policyholder benefit payments of $17.0 million and reserves for life and accident and health business of $170.1 million at December 31, 2010.

14. Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

The tables below provide information about comprehensive income (loss) for the years ended December 31.

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2010:
Net unrealized gains (losses) arising during the year	$ 110,508	$ -	$ 110,508
Less:
Net realized investment gains (losses),excluding
impairment losses	4,364	-	4,364
Other-than-temporary impairment losses
recognized in earnings	(4,129)	-	(4,129)
Other-than-temporary impairment losses
recognized in other comprehensive income (loss)	309	-	309
Net unrealized gains (losses) excluding impairment losses	109,964	-	109,964
Change in benefit plan obligations	-	2,187	2,187
Effect on DAC and VOBA	(36,593)	-	(36,593)
Policyholder account balances	(7,430)	-	(7,430)
Deferred income taxes	(23,079)	(765)	(23,844)
Other comprehensive income	$ 42,862	$ 1,422	44,284
Net income			22,302
Comprehensive income			$ 66,586

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2009:
Net unrealized gains (losses) arising during the year	$ 197,065	$ -	$ 197,065
Less:
Net realized investment gains (losses),excluding
impairment losses	10,159	-	10,159
Other-than-temporary impairment losses
recognized in earnings	(35,011)	-	(35,011)
Other-than-temporary impairment losses
recognized in other comprehensive income (loss)	16,070	-	16,070
Net unrealized gains (losses) excluding impairment losses	205,847	-	205,847
Change in benefit plan obligations	-	17,249	17,249
Effect on DAC and VOBA	(67,833)	-	(67,833)
Policyholder account balances	-	-	-
Deferred income taxes	(48,305)	(6,037)	(54,342)
Other comprehensive income	$ 89,709	$ 11,212	100,921
Net income			10,732
Comprehensive income			$ 111,653

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2008:
Net unrealized losses arising during the year	$ (266,176)	$ -	$ (266,176)
Less: Realized losses included in net loss	(60,856)	-	(60,856)
Net unrealized loss	(205,320)	-	(205,320)
Change in benefit plan obligations	-	(32,410)	(32,410)
Effect on DAC	51,187	-	51,187
Effect on VOBA	15,245	-	15,245
Policyholder account balances	548	-	548
Deferred income taxes	48,419	11,343	59,762
Other comprehensive loss	$ (89,921)	$ (21,067)	(110,988)
Net loss			(17,050)
Comprehensive loss			$ (128,038)

The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31.

	Unrealized	Unrealized
	Gain (Loss) on	Gain (Loss) on	Benefit	DAC/	Policyholder
	Non-Impaired	Impaired	Plan	VOBA	Account
	Securities	Securities	Obligations	Impact	Balances	Tax Effect	Total
2010:
Beginning of year	$ 22,795	$ (22,566)	$ (57,402)	$ 1,055	$ -	$ 19,641	$ (36,477)
Other comprehensive income (loss)	99,629	10,335	1,422	(36,593)	(7,430)	(23,079)	44,284
End of year	$ 122,424	$ (12,231)	$ (55,980)	$ (35,538)	$ (7,430)	$ (3,438)	$ 7,807

2009:
Beginning of year	$ (189,916)	$ (2,197)	$ (74,650)	$ 65,534	$ -	$ 70,430	$ (130,799)
Cumulative effect of change in
accounting principle	-	(13,507)	-	3,355	-	3,553	(6,599)
Other comprehensive income (loss)	212,711	(6,862)	17,248	(67,834)	-	(54,342)	100,921
End of year	$ 22,795	$ (22,566)	$ (57,402)	$ 1,055	$ -	$ 19,641	$ (36,477)

15.  Accumulated Effect of Change in Accounting Principle

Effective for the period ended March 31, 2009, the Company adopted FASB guidance related to the recognition and presentation of other-than-temporary impairments.  Pursuant to this guidance, the Company reviewed all previously-recorded other-than-temporary impairments of securities and developed an estimate of the portion of such impairments using a methodology consistent with that applied to the current period other-than-temporary bifurcation of credit and non-credit as of January 1, 2009.  As a result, the Company determined that $13.5 million in previously recorded other-than-temporary impairments had been due to non-credit impairments as of January 1, 2009.

The process used by the Company in estimating the portion of previously recorded other-than-temporary impairments due to credit as of January 1, 2009 was consistent with the methodology currently employed for those securities determined to be other-than-temporarily impaired.  Specifically, if the security is unsecured, secured by an asset or includes a guaranty of payment by a third-party, the estimate of the portion of impairment due to credit was based upon a comparison of ratings and maturity horizon for the security relative to historical default probabilities from one or more nationally recognized rating organizations.  When appropriate for any given security, sector or period in the business cycle, the historical default probability was adjusted to reflect periods or situations of distress by adding to the default probability increments of standard deviations from mean historical results. The credit impairment analysis was supplemented by estimates of potential recovery values for the specific security, including the potential impact of the value of any secured assets, in the event of default.  This information was used to determine the Company’s best estimate, derived from probability-weighted cash flows.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

Estimates of impairment due to credit involving collateralized securities were based upon review of projected cash flows relative to amortized cost at the time the security was determined to be other-than-temporarily impaired.  The credit component of the impairment for these securities was determined to be the difference between the amortized cost of the security and the projected cash flows.

In addition, as an insurance enterprise, the Company must also consider the impact of DAC and VOBA on any realized and unrealized loss and the appropriate tax effect.  The establishment of non-credit impairments to accumulated other comprehensive income (loss) in accordance with the guidance from retained earnings also requires a netting of applicable DAC and VOBA and income taxes.  The methodology by which DAC and VOBA are calculated and applied to realized gains and losses is different than the methodology employed to calculate DAC and VOBA charges on unrealized gains and losses and results in differences among the transfer between retained earnings and accumulated other comprehensive income (loss).

In the implementation of this guidance at March 31, 2009, the Company recorded an opening balance adjustment that increased retained earnings in the amount of $8.4 million and increased accumulated other comprehensive loss in the amount of $6.6 million.  The adjustment to retained earnings consisted of an increase of $8.8 million related to non-credit impairments taken in prior periods, net of tax.  This adjustment also included a $0.4 million decrease due to offsetting adjustments to DAC and VOBA, net of tax.  The adjustment to accumulated other comprehensive loss consisted of a decrease of $8.8 million related to non-credit impairments taken in prior periods, net of tax.  This adjustment also included a $2.2 million increase due to offsetting adjustments to DAC and VOBA, net of tax.

16. Quarterly Consolidated Financial Data (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2010 and 2009 are summarized in the table below.

	First	Second	Third	Fourth
2010:
Total revenues	$ 107,082	$ 106,580	$ 108,125	$ 109,576

Net income	963	10,060	4,456	6,823

Per common share,
basic and diluted	0.08	0.88	0.39	0.60

2009:
Total revenues	$ 101,632	$ 101,728	$ 112,734	$ 104,551

Net income (loss)	(4,548)	8,044	5,181	2,055

Per common share,
basic and diluted	(0.40)	0.70	0.45	0.18

17. Commitments

In the normal course of business, the Company has open purchase and sale commitments. At December 31, 2010, the Company had purchase commitments to fund mortgage loans and affordable housing projects of $16.2 million.  At December 31, 2010, the Company also had commitments to fund two construction-to-permanent loans of $5.2 million that are subject to the borrower’s performance.

Subsequent to December 31, 2010, the company entered into commitments to fund additional mortgage loans of $14.4 million and real estate and joint venture investments of $1.1 million and to sell real estate investments for $0.4 million.  The Company has funded $2.4 million of the commitments on the two construction-to-permanent loans that were outstanding at December 31, 2010 as well as funded $1.1 million of the affordable housing purchases.  In addition, the Company also has entered into a commitment to fund another construction-to-permanent loan of $2.8 million that is subject to the borrower’s performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements-(Continued)

18. Contingent Liabilities

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which may be grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would not have a material effect on the Company’s business, results of operations or financial position.

19.  Guarantees and Indemnifications

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  The Company believes that the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on the financial position or results of operations.

20. Subsequent Events

On January 24, 2011, the Kansas City Life Board of Directors declared a quarterly dividend of $ 0.27 per share, paid on February 9, 2011 to stockholders of record on February 3, 2011.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2010. In connection with our audits of the consolidated financial statements, we also have audited financial schedules I-V. We also have audited the Company’s internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these consolidated financial statements, for financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Assessment of Internal Control over Financial Reporting. Our responsibility is to express an opinion on these consolidated financial statements and financial schedules and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.  Also in our opinion, Kansas City Life Insurance Company and subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

As discussed in note 1 to the consolidated financial statements, effective January 1, 2009, the Company changed its method of accounting for other-than-temporary impairments of debt securities due to the adoption of Financial Accounting Standards Board Accounting Standards Codification 320.

/s/KPMG LLP
KPMG LLP

Kansas City, MO
February 28, 2011

Stockholder Information

Corporate Headquarters
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone:  (816) 753-7000
Fax: (816) 753-4902
Internet: http://www.kclife.com
E-mail: kclife@kclife.com

Notice of Annual Meeting
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 21, 2011 at Kansas City Life's corporate headquarters.

Transfer Agent
Janice Poe, Stock Agent and Assistant Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K Request
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

Security Holders
As of January 31, 2011, Kansas City Life had approximately 2,500 security holders, including individual participants in security position listings.

Stock and Dividend Information

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share and paid during such periods.  The Company’s common stock is traded on the NASDAQ Capital Market under the symbol “KCLI.”

			Dividend
	High	Low	Paid

2010
First quarter	$ 33.50	$ 24.86	$ 0.27
Second quarter	35.85	27.84	0.27
Third quarter	32.63	28.58	0.27
Fourth quarter	33.77	30.42	0.27
			$ 1.08
2009
First quarter	$ 44.63	$ 15.20	$ 0.27
Second quarter	40.22	19.70	0.27
Third quarter	37.75	25.39	0.27
Fourth quarter	33.31	25.00	0.27
			$ 1.08

A quarterly dividend of $0.27 per share was paid February 9, 2011.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

The Company has determined at this time that all compensation shall be paid in cash.    As a result, the Company currently offers no equity compensation or equity compensation plan to its employees.

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2010 and 2009

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent  Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2010

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Insurance Series
Capital Appreciation Fund II	470,926	$ 6.40	139,240	$ 18.036	14,818	$ 12.926	33,003	$ 9.423	$ 3,014	$ 3,921
High Income Bond Fund II	252,305	7.03	53,878	22.690	16,850	19.485	11,534	19.321	1,774	1,673
Prime Money Fund II	3,009,608	1.00	132,095	13.791	29,958	13.473	67,903	11.551	3,010	3,010

MFS Variable Insurance Trust
Research Series	254,163	19.04	201,685	20.964	25,362	15.276	19,162	11.674	4,839	3,999
Growth Series	328,813	24.69	324,607	21.873	39,062	16.531	34,290	10.863	8,118	6,268
Total Return Series	189,397	18.71	109,557	24.297	20,300	19.584	34,843	13.897	3,544	3,486
Research Bond Series	168,720	12.66	70,702	20.828	11,371	20.451	25,585	16.840	2,136	1,993
Strategic Income Series	107,290	10.14	45,824	18.260	930	17.809	13,533	17.335	1,088	1,053
Utilities Series	372,720	25.27	165,573	43.045	30,594	33.617	65,057	19.414	9,419	8,395

American Century Variable Portfolios
VP Capital Appreciation Fund	241,188	14.14	133,728	21.786	5,563	21.765	23,132	16.248	3,410	2,543
VP International Fund	455,583	8.56	146,585	21.686	10,836	16.913	41,321	13.011	3,900	3,515
VP Value Fund	683,341	5.86	244,713	10.829	26,258	11.181	70,434	15.061	4,004	4,048
VP Income & Growth Fund	171,283	6.05	101,848	7.502	15,713	7.752	13,514	11.129	1,036	1,073
VP Ultra Fund	77,723	9.38	27,816	13.084	4,037	13.361	23,064	13.490	729	658
VP Mid Cap Value Fund	7,322	14.14	5,530	12.248	1,248	12.407	1,628	12.479	104	89

American Century Variable Portfolios II
VP Inflation Protection Fund (Class II)	49,133	11.09	22,619	12.926	8,195	13.201	10,834	13.327	545	520

Dreyfus Variable Investment Fund
Appreciation Portfolio	117,173	35.44	194,695	17.594	19,298	17.241	32,481	12.146	4,153	3,901
Opportunistic Small Cap	181,580	30.59	291,050	15.506	27,595	14.041	60,124	10.878	5,555	5,584

1

Dreyfus Stock Index Fund, Inc.	469,645	29.67	682,541	16.206	91,082	15.474	131,974	11.089	13,934	13,236

The Dreyfus Socially Responsible Growth Fund, Inc.	27,959	29.90	24,135	29.290	2,026	30.242	7,143	9.492	836	708

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio	61,615	15.69	39,237	16.564	9,109	17.103	14,924	10.790	967	845
Insurance Trust Small Cap Core Portfolio	159,924	14.95	69,408	20.246	7,176	20.905	58,609	14.257	2,391	2,120
Insurance Trust Mid Cap Value Portfolio	220,722	6.80	50,447	18.679	5,344	19.076	23,711	19.259	1,501	1,320

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	171,529	12.83	85,605	17.308	6,068	17.807	37,348	16.360	2,201	2,669
Franklin Small-Mid Cap Growth Securities Fund (Class II)	27,781	21.53	53,501	8.784	2,191	9.037	8,492	12.765	598	498
Templeton Developing Markets Securities Fund (Class II)	211,827	11.30	57,065	26.886	5,894	27.662	20,636	33.745	2,394	2,024
Templeton Foreign Securities Fund (Class II)	186,200	14.29	60,855	28.540	6,330	29.468	49,604	14.867	2,661	2,571

Calamos Advisors Trust
Calamos Growth and Income Portfolio	254,247	13.88	116,947	20.272	16,728	20.931	48,343	16.714	3,529	3,224

Invesco Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	20,177	23.30	62,132	4.735	13,933	4.872	12,879	8.388	470	451
V.I. Technology Fund (Series I)	23,205	16.00	82,537	3.152	3,910	3.243	11,197	8.792	371	284
V.I. Core Equity Fund (Series I)	39,604	27.03	81,603	7.951	3,785	8.180	38,096	10.257	1,071	949

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	64,078	22.43	108,195	10.498	3,198	10.802	17,519	15.295	1,437	973
Capital Portfolio (Class II)	84,445	16.52	129,722	8.065	5,370	8.298	27,193	11.148	1,395	1,070
Smaller-Cap Value Portfolio (Class II)	145,190	7.91	34,209	18.665	3,309	19.061	23,222	19.244	1,148	1,129

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	18,186	23.49	31,093	9.801	5,077	9.900	7,260	9.946	427	358
VIP Freedom Funds - Income	22,102	10.24	12,519	10.943	3,607	11.054	4,454	11.105	226	225
VIP Freedom Funds - 2010	1,520	10.56	1,034	10.468	495	10.574	-	10.623	16	15
VIP Freedom Funds - 2015	8,214	10.65	5,771	10.299	503	10.404	2,182	10.452	87	80
VIP Freedom Funds - 2020	14,637	10.55	12,302	9.940	-	10.041	3,187	10.087	154	150
VIP Freedom Funds - 2025	10,969	10.44	2,896	9.910	7,218	10.011	1,349	10.057	115	99
VIP Freedom Funds - 2030	9,455	10.18	8,787	9.485	-	9.581	1,341	9.626	96	84
VIP Freedom Funds - 2035	-	14.72	-	10.738	-	10.758	-	10.767	-	-
VIP Freedom Funds - 2040	-	14.02	-	10.745	-	10.765	-	10.774	-	-
VIP Freedom Funds - 2045	130	14.61	177	10.748	-	10.768	-	10.777	2	2
VIP Freedom Funds - 2050	154	15.81	226	10.762	-	10.782	-	10.791	2	2

Total Net Assets									$ 98,407	$ 90,815

2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Capital	Income	Prime			Total	Research	Strategic
	Appreciation	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Investment Income:
Income:
Dividend Distributions	$57	129	-	41	9	95	61	38	295
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	24	13	25	38	66	28	16	7	74
Investment Income (Loss)	33	116	(25)	3	(57)	67	45	31	221
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(314)	1	-	74	238	(36)	46	2	11
Capital Gains Distributions	-	-	-	-	-	-	6	-	-
Unrealized Appreciation (Depreciation)	613	94	-	556	841	268	28	41	836
Net Gain on Investments	299	95	-	630	1,079	232	80	43	847

Change in Net Assets from Operations	$332	211	(25)	633	1,022	299	125	74	1,068

3

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Opportunistic
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Small Cap

Investment Income:
Income:
Dividend Distributions	$-	84	81	15	3	2	8	83	36
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	24	30	28	8	5	1	4	32	41
Investment Income (Loss)	(24)	54	53	7	(2)	1	4	51	(5)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	95	(13)	(90)	(44)	(4)	5	9	(34)	(367)
Capital Gains Distributions	-	-	-	-	-	-	-	-	-
Unrealized Appreciation (Depreciation)	673	389	482	160	104	9	6	512	1,657
Net Gain on Investments	768	376	392	116	100	14	15	478	1,290

Change in Net Assets from Operations	$744	430	445	123	98	15	19	529	1,285

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS - (CONTINUED)
YEAR ENDED DECEMBER 31, 2010
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Investment Income:
Income:
Dividend Distributions	$235	6	9	-	15	56	-	38	47
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	107	6	7	16	10	16	4	18	19
Investment Income (Loss)	128	-	2	(16)	5	40	(4)	20	28
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(137)	9	5	(25)	1	(285)	3	40	(36)
Capital Gains Distributions	-	-	-	-	-	-	-	-	-
Unrealized Appreciation (Depreciation)	1,725	91	99	543	270	620	126	283	201
Net Gain on Investments	1,588	100	104	518	271	335	129	323	165

Change in Net Assets from Operations	$1,716	100	106	502	276	375	125	343	193

5

	Calamos
	Advisors
	Trust	Invesco Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Investment Income:
Income:
Dividend Distributions	$72	3	-	10	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	28	3	3	7	11	9	7
Investment Income (Loss)	44	-	(3)	3	(11)	(9)	(7)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(48)	(10)	7	11	73	22	(47)
Capital Gains Distributions	-	-	-	-	-	-	-
Unrealized Appreciation (Depreciation)	322	68	58	72	108	285	299
Net Gain on Investments	274	58	65	83	181	307	252

Change in Net Assets from Operations	$318	58	62	86	170	298	245

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS - (CONTINUED)
YEAR ENDED DECEMBER 31, 2010
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	2035	2040

Investment Income:
Income:
Dividend Distributions	$4	4	-	2	3	2	2	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	3	1	-	1	1	1	1	-	-
Investment Income (Loss)	1	3	-	1	2	1	1	-	-
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	18	-	1	-	-	-	1	-	-
Capital Gains Distributions	-	6	-	1	1	1	1	-	-
Unrealized Appreciation (Depreciation)	36	1	(1)	6	16	12	10	-	-
Net Gain on Investments	54	7	-	7	17	13	12	-	-

Change in Net Assets from Operations	$55	10	-	8	19	14	13	-	-

7

	Fidelity Variable Insurance Products

	VIP	VIP
	Freedom	Freedom
	Funds	Funds
	2045	2050	Total

Investment Income:
Income:
Dividend Distributions	$-	-	1,545
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	743
Investment Income (Loss)	-	-	802
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	-	-	(818)
Capital Gains Distributions	-	-	16
Unrealized Appreciation (Depreciation)	-	-	12,519
Net Gain on Investments	-	-	11,717

Change in Net Assets from Operations	$-	-	12,519

See accompanying Notes to Financial Statements

8

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2010
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Capital	Income	Prime			Total	Research	Strategic
	Appreciation	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$33	116	(25)	3	(57)	67	45	31	221
Realized Gain (Loss) and Capital Gains Distributions	(314)	1	-	74	238	(36)	52	2	11
Unrealized Appreciation (Depreciation)	613	94	-	556	841	268	28	41	836
Change in Net Assets from Operations	332	211	(25)	633	1,022	299	125	74	1,068

Deposits	398	161	1,018	517	805	393	274	152	958

Payments and Withdrawals:
Death Benefits	-	-	582	-	-	14	11	-	9
Withdrawals	270	130	247	320	644	325	296	130	594
Administrative Fees	261	126	298	352	637	293	191	90	746
Transfers (in) out	63	(100)	26	115	318	36	(367)	(320)	674
Payments and Withdrawals	594	156	1,153	787	1,599	668	131	(100)	2,023

Net Assets:
Net Increase (Decrease)	136	216	(160)	363	228	24	268	326	3
Beginning of Year	2,878	1,558	3,170	4,476	7,890	3,520	1,868	762	9,416

End of Year	$3,014	1,774	3,010	4,839	8,118	3,544	2,136	1,088	9,419

9

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Opportunistic
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Small Cap

Change in Net Assets from Operations:
Investment Income (Loss)	$(24)	54	53	7	(2)	1	4	51	(5)
Realized Gain (Loss) and Capital Gains Distributions	95	(13)	(90)	(44)	(4)	5	9	(34)	(367)
Unrealized Appreciation (Depreciation)	673	389	482	160	104	9	6	512	1,657
Change in Net Assets from Operations	744	430	445	123	98	15	19	529	1,285

Deposits	313	523	622	154	132	15	106	426	604

Payments and Withdrawals:
Death Benefits	-	-	13	-	-	-	-	10	-
Withdrawals	271	275	233	115	56	2	45	221	339
Administrative Fees	237	334	348	87	61	9	66	337	412
Transfers (in) out	(200)	152	(13)	44	(10)	(24)	(50)	80	266
Payments and Withdrawals	308	761	581	246	107	(13)	61	648	1,017

Net Assets:
Net Increase (Decrease)	749	192	486	31	123	43	64	307	872
Beginning of Year	2,661	3,708	3,518	1,005	606	61	481	3,846	4,683

End of Year	$3,410	3,900	4,004	1,036	729	104	545	4,153	5,555

See accompanying Notes to Financial Statements

10

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2010
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$128	-	2	(16)	5	40	(4)	20	28
Realized Gain (Loss) and Capital Gains Distributions	(137)	9	5	(25)	1	(285)	3	40	(36)
Unrealized Appreciation (Depreciation)	1,725	91	99	543	270	620	126	283	201
Change in Net Assets from Operations	1,716	100	106	502	276	375	125	343	193

Deposits	1,654	117	100	356	237	346	78	327	395

Payments and Withdrawals:
Death Benefits	-	-	-	-	14	-	-	-	-
Withdrawals	985	56	27	134	93	132	43	132	149
Administrative Fees	1,204	86	73	211	117	193	40	191	225
Transfers (in) out	263	4	82	75	22	34	10	584	(21)
Payments and Withdrawals	2,452	146	182	420	246	359	93	907	353

Net Assets:
Net Increase (Decrease)	918	71	24	438	267	362	110	(237)	235
Beginning of Year	13,016	765	943	1,953	1,234	1,839	488	2,631	2,426

End of Year	$13,934	836	967	2,391	1,501	2,201	598	2,394	2,661

11

	Calamos
	Advisors
	Trust	Invesco Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$44	-	(3)	3	(11)	(9)	(7)
Realized Gain (Loss) and Capital Gains Distributions	(48)	(10)	7	11	73	22	(47)
Unrealized Appreciation (Depreciation)	322	68	58	72	108	285	299
Change in Net Assets from Operations	318	58	62	86	170	298	245

Deposits	346	67	32	149	139	192	206

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-
Withdrawals	160	26	64	89	67	56	65
Administrative Fees	296	36	28	92	104	99	95
Transfers (in) out	542	13	19	(7)	72	11	21
Payments and Withdrawals	998	75	111	174	243	166	181

Net Assets:
Net Increase (Decrease)	(334)	50	(17)	61	66	324	270
Beginning of Year	3,863	420	388	1,010	1,371	1,071	878

End of Year	$3,529	470	371	1,071	1,437	1,395	1,148

See accompanying Notes to Financial Statements

12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2010
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	2035	2040

Change in Net Assets from Operations:
Investment Income (Loss)	$1	3	-	1	2	1	1	-	-
Realized Gain (Loss) and Capital Gains Distributions	18	6	1	1	1	1	2	-	-
Unrealized Appreciation (Depreciation)	36	1	(1)	6	16	12	10	-	-
Change in Net Assets from Operations	55	10	-	8	19	14	13	-	-

Deposits	83	14	6	16	18	5	28	-	-

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	13	-	-	1	14	11	1	-	-
Administrative Fees	33	9	5	12	10	5	10	-	-
Transfers (in) out	(56)	(173)	-	(30)	10	(10)	1	-	-
Payments and Withdrawals	(10)	(164)	5	(17)	34	6	12	-	-

Net Assets:
Net Increase (Decrease)	148	188	1	41	3	13	29	-	-
Beginning of Year	279	38	15	46	151	102	67	-	-

End of Year	$427	226	16	87	154	115	96	-	-

13

	Fidelity Variable Insurance Products

	VIP	VIP
	Freedom	Freedom
	Funds	Funds
	2045	2050	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$-	-	802
Realized Gain (Loss) and Capital Gains Distributions	-	-	(802)
Unrealized Appreciation (Depreciation)	-	-	12,519
Change in Net Assets from Operations	-	-	12,519

Deposits	-	-	12,482

Payments and Withdrawals:
Death Benefits	-	-	653
Withdrawals	-	-	6,831
Administrative Fees	-	-	8,059
Transfers (in) out	(2)	(2)	2,152
Payments and Withdrawals	(2)	(2)	17,695

Net Assets:
Net Increase (Decrease)	2	2	7,306
Beginning of Year	-	-	91,101

End of Year	$2	2	98,407

See accompanying Notes to Financial Statements

14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Clover	Income	Prime			Total	Research	Strategic
	Value	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$47	136	(11)	23	(38)	97	60	60	321
Realized Gain (Loss) and Capital Gains Distributions	(646)	(119)	-	(155)	(152)	(237)	(1)	(28)	(448)
Unrealized Appreciation (Depreciation)	951	518	-	1,169	2,368	649	188	109	2,385
Change in Net Assets from Operations	352	535	(11)	1,037	2,178	509	247	141	2,258

Deposits	449	164	889	571	909	429	269	140	1,032

Payments and Withdrawals:
Death Benefits	3	2	142	4	5	-	1	-	29
Withdrawals	186	83	1,455	305	508	287	125	55	554
Administrative Fees	281	122	354	372	679	331	197	84	792
Transfers (in) out	68	54	(320)	131	281	145	38	17	10
Payments and Withdrawals	538	261	1,631	812	1,473	763	361	156	1,385

Net Assets:
Net Increase (Decrease)	263	438	(753)	796	1,614	175	155	125	1,905
Beginning of Year	2,615	1,120	3,923	3,680	6,276	3,345	1,713	637	7,511

End of Year	$2,878	1,558	3,170	4,476	7,890	3,520	1,868	762	9,416

15

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$-	38	145	37	(3)	2	5	64	32
Realized Gain (Loss) and Capital Gains Distributions	(144)	(233)	(492)	(144)	(61)	(4)	1	(1)	(866)
Unrealized Appreciation (Depreciation)	860	1,130	956	257	217	18	34	641	1,772
Change in Net Assets from Operations	716	935	609	150	153	16	40	704	938

Deposits	366	549	652	184	144	12	115	476	658

Payments and Withdrawals:
Death Benefits	1	12	-	2	-	-	-	1	1
Withdrawals	239	214	195	109	48	19	26	265	313
Administrative Fees	245	351	354	101	63	7	68	366	409
Transfers (in) out	58	97	128	83	26	(14)	2	201	64
Payments and Withdrawals	543	674	677	295	137	12	96	833	787

Net Assets:
Net Increase (Decrease)	539	810	584	39	160	16	59	347	809
Beginning of Year	2,122	2,898	2,934	966	446	45	422	3,499	3,874

End of Year	$2,661	3,708	3,518	1,005	606	61	481	3,846	4,683

See accompanying Notes to Financial Statements

16

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$146	-	13	-	15	180	(4)	56	51
Realized Gain (Loss) and Capital Gains Distributions	(492)	(33)	(36)	(177)	(112)	(536)	(59)	(321)	(135)
Unrealized Appreciation (Depreciation)	3,063	224	268	532	348	650	218	1,223	746
Change in Net Assets from Operations	2,717	191	245	355	251	294	155	958	662

Deposits	2,001	126	116	392	260	382	85	335	421

Payments and Withdrawals:
Death Benefits	25	-	1	1	-	1	-	-	12
Withdrawals	1,921	33	67	89	57	126	80	87	148
Administrative Fees	1,325	90	80	205	118	187	44	181	230
Transfers (in) out	537	30	59	(4)	70	57	19	(290)	142
Payments and Withdrawals	3,808	153	207	291	245	371	143	(22)	532

Net Assets:
Net Increase (Decrease)	910	164	154	456	266	305	97	1,315	551
Beginning of Year	12,106	601	789	1,497	968	1,534	391	1,316	1,875

End of Year	$13,016	765	943	1,953	1,234	1,839	488	2,631	2,426

17

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$67	(1)	(3)	9	(10)	(8)	(5)
Realized Gain (Loss) and Capital Gains Distributions	(199)	(53)	(19)	(29)	79	(62)	(143)
Unrealized Appreciation (Depreciation)	1,214	127	168	243	488	454	372
Change in Net Assets from Operations	1,082	73	146	223	557	384	224

Deposits	387	82	43	157	164	196	199

Payments and Withdrawals:
Death Benefits	1	-	1	2	-	-	-
Withdrawals	145	16	24	47	69	83	41
Administrative Fees	324	39	28	99	112	97	88
Transfers (in) out	129	46	4	51	103	162	(4)
Payments and Withdrawals	599	101	57	199	284	342	125

Net Assets:
Net Increase (Decrease)	870	54	132	181	437	238	298
Beginning of Year	2,993	366	256	829	934	833	580

End of Year	$3,863	420	388	1,010	1,371	1,071	878

See accompanying Notes to Financial Statements

18

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$1	1	1	2	3	3	1	1,533
Realized Gain (Loss) and Capital Gains Distributions	-	-	-	(5)	(2)	(1)	(3)	(6,068)
Unrealized Appreciation (Depreciation)	66	1	3	17	29	9	17	24,702
Change in Net Assets from Operations	67	2	4	14	30	11	15	20,167

Deposits	79	20	7	18	17	36	20	13,551

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	247
Withdrawals	9	-	-	44	-	-	3	8,075
Administrative Fees	28	5	4	9	10	6	9	8,494
Transfers (in) out	(24)	(17)	(1)	(23)	(17)	(49)	3	2,052
Payments and Withdrawals	13	(12)	3	30	(7)	(43)	15	18,868

Net Assets:
Net Increase (Decrease)	133	34	8	2	54	90	20	14,850
Beginning of Year	146	4	7	44	97	12	47	76,251

End of Year	$279	38	15	46	151	102	67	91,101

19

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1.      Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life and Century II Accumulator Variable Universal Life (Variable Universal Life), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life), is a separate account of Kansas City Life Insurance Company (KCL).  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is not available to service the liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in thirteen series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.  The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

20

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
Capital Appreciation Fund II
Long-term growth of capital from investing in common stocks of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price, cash flow, price to earnings and price to book value.

High Income Bond Fund II	High current income from investing in high-yield, lower-rated corporate bonds.

Prime Money Fund II	Current income with stability of principal and liquidity from investing in short-term, high-quality fixed income securities.

MFS Variable Insurance Trust
Research Series	Long-term growth of capital from investing in common stock within targeted industries.

Growth Series	Long-term growth of capital from investing in common stock and related securities of emerging growth companies.

Total Return Series	Income and opportunities for growth of capital and income from investing in a combination of equity and fixed income securities.

Research Bond Series	Total return with its primary emphasis on current income and secondary emphasis on capital appreciation.

Strategic Income Series	Income and capital appreciation from investing in U.S. and foreign fixed income securities.

Utilities Series	Capital growth and current income from investing in equity and debt securities of domestic and foreign companies in the utilities industry.

American Century Variable Portfolios
VP Capital Appreciation Fund	Capital growth from investing primarily in common stocks of growing companies.

VP International Fund	Capital growth from investing primarily in common stocks of foreign companies.

VP Value Fund	Long-term capital growth and income from investing primarily in stocks of companies believed to be undervalued.

VP Income & Growth Fund	Capital growth and income from investing primarily in common stocks.

VP Ultra Fund	Long-term capital growth from investing primarily in U.S. large-cap companies.

VP Mid Cap Value Fund	Long-term capital growth and income from investing primarily in stocks of companies believed to be undervalued.

21

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

American Century Variable Portfolios II
VP Inflation Protection (Class II)	Long-term total return and protection against U.S. inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income from investing in common stocks of large “blue chip” companies.

Opportunistic Small Cap Portfolio	Capital growth from primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Funds, Inc.	Match the total return of the Standard & Poor’s (S&P) 500 Composite Stock Price Index from investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible Growth Fund, Inc.
Capital growth and current income from investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio	High total return from investing primarily in large U.S. companies.

Insurance Trust Small Cap Core Portfolio	High total return from investing in small companies.

Insurance Trust Mid Cap Value Portfolio	Growth from capital appreciation from investing in equity securities of mid-cap companies.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	Capital appreciation and current income from investing in securities of companies operating in the real estate industry.

Franklin Small-Mid Cap Growth Securities Fund (Class II)	Long-term capital growth from investing primarily in equity securities of small and mid-size U.S. companies.

Templeton Developing Markets Securities Fund (ClassII)	Long-term capital appreciation from investing primarily in equity securities of companies in emerging market countries.

Templeton Foreign Securities Fund (Class II)	Long-term capital growth from investing primarily in equity securities of foreign companies.

Calamos Advisors Trust
Calamos Growth and Income Portfolio	High long-term total return from investing primarily in convertible, equity and fixed-income securities.

Invesco Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital from investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund (Series I)	Capital growth from investing broadly in equity securities across the technology universe.

22

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

V.I. Core Equity Fund (Series I)	Long-term growth of capital and income from investing in equity securities of companies believed to be undervalued.

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	Capital gain from investing in securities of companies operating in the communications, information and related industries.

Capital Portfolio (Class II)	Capital appreciation from investing primarily in common stocks of medium-sized U.S. companies.

Smaller-Cap Value Portfolio (Class II)	Long-term capital appreciation from investing generally in smaller companies believed to be undervalued.

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	Long term capital appreciation from investing in growth and value stocks.

VIP Freedom Funds – Income	High total return with preservation of capital from investing in fixed income and short term money market funds.

VIP Freedom Funds – 2010	High total return with preservation of capital from investing in fixed income and short term money market funds.

VIP Freedom Funds – 2015	High total return with preservation of capital from investing in fixed income and short term money market funds.

VIP Freedom Funds – 2020	High total return with preservation of capital from investing in fixed income and short term money market funds.

VIP Freedom Funds – 2025	High total return with preservation of capital from investing in fixed income and short term money market funds.

VIP Freedom Funds – 2030	High total return with preservation of capital from investing in fixed income and short term money market funds.

VIP Freedom Funds – 2035 VIP Freedom Funds – 2040 VIP Freedom Funds – 2045 VIP Freedom Funds - 2050
High total return with preservation of capital from investing in fixed income and short term money market funds.

High total return with preservation of capital from investing in fixed income and short term money market funds.

High total return with preservation of capital from investing in fixed income and short term money market funds.

High total return with preservation of capital from investing in fixed income and short term money market funds.

23

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Fund Changes

During the year ended December 31, 2010, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Federated Clover Value	Federated Capital Appreciation Fund II	March 3, 2010
Dreyfus Developing Leaders Portfolio Initial Shares	Dreyfus Opportunistic Small Cap Portfolio	April 19, 2010
Initial Shares
AIM VI Capital Appreciation Series I	Invesco VI Capital Appreciation Series I	April 30, 2010
AIM VI Core Equity Series I	Invesco VI Core Equity Series I	April 30, 2010
AIM VI Technology Fund Series I	Invseco VI Technology Series I	April 30, 2010

During the year ended December 31, 2010, the following portfolios were added as summarized, with the effective date of the change:

Portfolio Name	Effective Date

Fidelity VIP Freedom Funds – 2035	May 1, 2010

Fidelity VIP Freedom Funds – 2040	May 1, 2010

Fidelity VIP Freedom Funds – 2045	May 1, 2010

Fidelity VIP Freedom Funds – 2050	May 1, 2010

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Financial Statements - The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic and market conditions.  Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

24

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value (Net asset value (NAV) of the underlying mutual fund which is valued at fair value).  The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In April 2009, the FASB issued new guidance to clarify fair value in inactive markets and includes all assets and liabilities subject to fair value measurements.  Enhanced disclosures related to the fair value of assets and liabilities were also required.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Account adopted this guidance in 2009 with no material impact to the financial statements.

In January 2010, the FASB issued new guidance to improve disclosures about fair value measurements.  This guidance requires new disclosures and clarification of existing disclosures regarding Levels 1, 2 and 3 in the fair value hierarchy.  The majority of this guidance became effective for interim and annual reporting periods beginning after December 15, 2009.  However, disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements will become effective for fiscal years beginning after December 15, 2010 and for interim periods within those years.  The Company adopted the guidance on January 1, 2010 with no material impact to the financial statements.

All other new accounting standards and updates of existing standards issued during 2010 did not relate to accounting policies and procedures pertinent to the Company at this time.

Subsequent Events

Subsequent events have been evaluated through the date that the financial statements have been issued.

25

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The aggregate cost of purchases and proceeds from sales for the years ended December 31 were as follows:

2010	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated Capital Appreciation Fund II	$ 514	$ 677
Federated High Income Bond Fund II	533	412
Federated Prime Money Fund II	4,639	4,799
MFS Research Series	740	1,006
MFS Growth Series	971	1,822
MFS Total Return Series	578	786
MFS Research Bond Series	863	669
MFS Strategic Income Series	574	290
MFS Utilities Series	1,505	2,350
American Century VP Capital Appreciation Fund	664	683
American Century VP International Fund	788	971
American Century VP Value Fund	883	788
American Century VP Income & Growth Fund	212	297
American Century VP Ultra Fund	184	161
American Century VP Mid Cap Value Fund	78	49
American Century VP Inflation Protection Fund (Class II)	244	195
Dreyfus Appreciation Portfolio	571	742
Dreyfus Opportunistic Small Cap	1,078	1,497
Dreyfus Stock Index Fund, Inc.	2,139	2,809
The Dreyfus Socially Responsible Growth Fund, Inc.	149	179
JPMorgan Insurance Trust U.S. Equity Portfolio	196	276
JPMorgan Insurance Trust Small Cap Core Portfolio	473	553
JPMorgan Insurance Trust Mid Cap Value Portfolio	308	312
Franklin Global Real Estate Securities Fund (Class II)	798	771
Franklin Small-Mid Cap Growth Securities Fund (Class II)	99	117
Templeton Developing Markets Securities Fund (Class II)	824	1,384
Templeton Foreign Securities Fund (Class II)	626	557
Calamos Growth and Income Portfolio	1,048	1,656
Invesco V.I. Capital Appreciation Fund (Series I)	86	95
Invesco V.I. Technology Fund (Series I)	46	126
Invesco V.I. Core Equity Fund (Series I)	197	219
Seligman Communications and Information Portfolio (Class II)	192	307
Seligman Capital Portfolio (Class II)	242	225
Seligman Smaller-Cap Value Portfolio (Class II)	283	266
Fidelity VIP Contrafund Portfolio	260	165
Fidelity VIP Freedom Funds - Income	214	28
Fidelity VIP Freedom Funds - 2010	13	13
Fidelity VIP Freedom Funds - 2015	48	13
Fidelity VIP Freedom Funds - 2020	31	43
Fidelity VIP Freedom Funds - 2025	19	18
Fidelity VIP Freedom Funds - 2030	33	15
Fidelity VIP Freedom Funds - 2035	-	-
Fidelity VIP Freedom Funds - 2040	-	-
Fidelity VIP Freedom Funds - 2045	2	-
Fidelity VIP Freedom Funds - 2050	2	-

26

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The aggregate cost of purchases and proceeds from sales for the year were as follows:

2009	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated Clover Value Fund II	$ 669	$ 711
Federated High Income Bond Fund II	521	482
Federated Prime Money Fund II	4,353	5,106
MFS Research Series	778	996
MFS Growth Series	1,179	1,781
MFS Total Return Series	737	973
MFS Research Bond Series	550	583
MFS Strategic Income Series	290	246
MFS Utilities Series	2,138	2,170
American Century VP Capital Appreciation Fund	630	807
American Century VP International Fund	829	917
American Century VP Value Fund	1,260	1,140
American Century VP Income & Growth Fund	260	335
American Century VP Ultra Fund	179	175
American Century VP Mid Cap Value Fund	35	33
American Century VP Inflation Protection Fund (Class II)	269	245
Dreyfus Appreciation Portfolio	1,023	1,045
Dreyfus Developing Leaders Portfolio	1,023	1,121
Dreyfus Stock Index Fund, Inc.	3,239	4,156
The Dreyfus Socially Responsible Growth Fund, Inc.	158	185
JPMorgan Insurance Trust U.S. Equity Portfolio	152	230
JPMorgan Insurance Trust Small Cap Core Portfolio	572	447
JPMorgan Insurance Trust Mid Cap Value Portfolio	319	288
Franklin Global Real Estate Securities Fund (Class II)	672	480
Franklin Small-Mid Cap Growth Securities Fund (Class II)	122	184
Templeton Developing Markets Securities Fund (Class II)	1,451	1,031
Templeton Foreign Securities Fund (Class II)	720	697
Calamos Growth and Income Portfolio	791	936
AIM V.I. Capital Appreciation Fund (Series I)	134	153
AIM V.I. Technology Fund (Series I)	146	164
AIM V.I. Core Equity Fund (Series I)	203	236
Seligman Communications and Information Portfolio (Class II)	510	640
Seligman Capital Portfolio (Class II)	237	390
Seligman Smaller-Cap Value Portfolio (Class II)	293	204
Fidelity VIP Contrafund Portfolio	200	132
Fidelity VIP Freedom Funds - Income	37	4
Fidelity VIP Freedom Funds - 2010	10	4
Fidelity VIP Freedom Funds - 2015	42	52
Fidelity VIP Freedom Funds - 2020	39	12
Fidelity VIP Freedom Funds - 2025	86	4
Fidelity VIP Freedom Funds - 2030	22	15

27

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2. Fair Value Measurement

The Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2010 all assets measured at fair value on a recurring basis totaling $98,407 were Level 2 assets.

NAV of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair values of the underlying securities are based on quoted prices from similar assets and are used to determine the NAV of the separate account.  Sale of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

28

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Contract Charges

Century II Variable Universal Life

A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2010, $1,272,000 (2009 - $2,046,000) was assessed in surrender charges.

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter.  An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Accumulator Variable Universal Life

A premium expense charge of 5.0% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2010, $79,000 (2009 - $8,000) was assessed in surrender charges.

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $10.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $1.36 per thousand of specified amount per month.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

During the year ended 2010, other contract charges, primarily annual administrative fees, totaled $6,908,000 (2009 - $7,159,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life plan.

Century II Heritage Survivorship Variable Universal Life

KCL deducts a 6.00% sales charge from each premium payment to cover administrative expenses associated with the contract.  A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risk assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $0.35 per thousand of specified amount per month.  A deduction for the cost of insurance is

29

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Survivorship Variable Universal Life

A sliding sales charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.  In addition, a 4.85% premium processing charge is deducted from each premium payment to cover federal “deferred acquisition” tax and state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risk assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts.  An additional fee of $12.50 per month is charged for the first five contract years.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge.  During the year ended 2010, other contract charges totaled $576,000 (2009 - $565,000).

Century II Alliance Variable Universal Life

A premium expense charge of 6.35% of premium receipts is deducted from each premium payment to cover state and local taxes and administrative expenses associated with the contract.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount.  During the year ended 2010, $353,000 (2009 - $634,000) was assessed in surrender charges and other contract charges totaled $1,317,000 (2009 - $1,421,000).

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee which is guaranteed not to exceed $0.05 per thousand of the specified amount per month.  KCL is currently not charging the per thousand portion of the monthly administrative fee.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

30

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2010:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Capital Appreciation Fund II	$ 22	$ 1	$ 1	$ 24
Federated High Income Bond Fund II	10	2	1	13
Federated Prime Money Fund II	19	2	4	25
MFS Research Series	35	2	1	38
MFS Growth Series	60	4	2	66
MFS Total Return Series	24	2	2	28
MFS Research Bond Series	13	1	2	16
MFS Strategic Income Series	6	-	1	7
MFS Utilities Series	62	6	6	74
American Century VP Capital Appreciation Fund	21	1	2	24
American Century VP International Fund	27	1	2	30
American Century VP Value Fund	22	2	4	28
American Century VP Income & Growth Fund	6	1	1	8
American Century VP Ultra Fund	3	1	1	5
American Century VP Mid Cap Value Fund	1	-	-	1
American Century VP Inflation Protection Fund (Class II)	2	1	1	4
Dreyfus Appreciation Portfolio	28	2	2	32
Dreyfus Opportunistic Small Cap	36	2	3	41
Dreyfus Stock Index Fund, Inc.	93	8	6	107
The Dreyfus Socially Responsible Growth Fund, Inc.	6	-	-	6
JPMorgan Insurance Trust U.S. Equity Portfolio	6	1	-	7
JPMorgan Insurance Trust Small Cap Core Portfolio	11	1	4	16
JPMorgan Insurance Trust Mid Cap Value Portfolio	7	1	2	10
Franklin Global Real Estate Securities Fund (Class II)	12	1	3	16
Franklin Small-Mid Cap Growth Securities Fund (Class II)	4	-	-	4
Templeton Developing Markets Securities Fund (Class II)	14	1	3	18
Templeton Foreign Securities Fund (Class II)	14	1	4	19
Calamos Growth and Income Portfolio	22	2	4	28
Invesco V.I. Capital Appreciation Fund (Series I)	2	-	1	3
Invesco V.I. Technology Fund (Series I)	2	-	1	3
Invesco V.I. Core Equity Fund (Series I)	5	-	2	7
Seligman Communications and Information Portfolio (Class II)	9	1	1	11
Seligman Capital Portfolio (Class II)	8	-	1	9
Seligman Smaller-Cap Value Portfolio (Class II)	5	-	2	7
Fidelity VIP Contrafund Portfolio	2	-	1	3
Fidelity VIP Freedom Funds - Income	1	-	-	1
Fidelity VIP Freedom Funds - 2010	-	-	-	-
Fidelity VIP Freedom Funds - 2015	1	-	-	1
Fidelity VIP Freedom Funds - 2020	1	-	-	1
Fidelity VIP Freedom Funds - 2025	-	1	-	1
Fidelity VIP Freedom Funds - 2030	1	-	-	1
Fidelity VIP Freedom Funds - 2035	-	-	-	-
Fidelity VIP Freedom Funds - 2040	-	-	-	-
Fidelity VIP Freedom Funds - 2045	-	-	-	-
Fidelity VIP Freedom Funds - 2050	-	-	-	-
	$ 623	$ 49	$ 71	$ 743

31

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

4. Change in Units Outstanding

The changes in units outstanding for the year were as follows:

2010:	Units Purchased	Units Redeemed	Net Increase (Decrease)
	(in thousands)

Federated Capital Appreciation Fund II	32	44	(12)
Federated High Income Bond Fund II	20	20	-
Federated Prime Money Fund II	342	351	(9)
MFS Research Series	41	55	(14)
MFS Growth Series	53	96	(43)
MFS Total Return Series	24	36	(12)
MFS Research Bond Series	41	33	8
MFS Strategic Income Series	30	16	14
MFS Utilities Series	38	70	(32)
American Century VP Capital Appreciation Fund	35	38	(3)
American Century VP International Fund	41	53	(12)
American Century VP Value Fund	75	73	2
American Century VP Income & Growth Fund	27	40	(13)
American Century VP Ultra Fund	16	14	2
American Century VP Mid Cap Value Fund	7	5	2
American Century VP Inflation Protection Fund (Class II)	18	14	4
Dreyfus Appreciation Portfolio	33	47	(14)
Dreyfus Opportunistic Small Cap	83	117	(34)
Dreyfus Stock Index Fund, Inc.	138	193	(55)
The Dreyfus Socially Responsible Growth Fund, Inc.	7	9	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio	13	19	(6)
JPMorgan Insurance Trust Small Cap Core Portfolio	31	35	(4)
JPMorgan Insurance Trust Mid Cap Value Portfolio	18	18	-
Franklin Global Real Estate Securities Fund (Class II)	48	49	(1)
Franklin Small-Mid Cap Growth Securities Fund (Class II)	12	14	(2)
Templeton Developing Markets Securities Fund (Class II)	32	57	(25)
Templeton Foreign Securities Fund (Class II)	28	25	3
Calamos Growth and Income Portfolio	54	92	(38)
Invesco V.I. Capital Appreciation Fund (Series I)	17	20	(3)
Invesco V.I. Technology Fund (Series I)	13	37	(24)
Invesco V.I. Core Equity Fund (Series I)	23	27	(4)
Seligman Communications and Information Portfolio (Class II)	20	31	(11)
Seligman Capital Portfolio (Class II)	34	30	4
Seligman Smaller-Cap Value Portfolio (Class II)	18	16	2
Fidelity VIP Contrafund Portfolio	29	19	10
Fidelity VIP Freedom Funds - Income	19	2	17
Fidelity VIP Freedom Funds - 2010	1	1	-
Fidelity VIP Freedom Funds - 2015	5	2	3
Fidelity VIP Freedom Funds - 2020	3	5	(2)
Fidelity VIP Freedom Funds - 2025	2	3	(1)
Fidelity VIP Freedom Funds - 2030	4	2	2
Fidelity VIP Freedom Funds - 2035	-	-	-
Fidelity VIP Freedom Funds - 2040	-	-	-
Fidelity VIP Freedom Funds - 2045	-	-	-
Fidelity VIP Freedom Funds - 2050	-	-	-

32

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, net investment income ratios, total return ratios, and the expense ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the five years in the period ended December 31, 2010 as follows:

						For the Year Ended
	At December 31, 2010					December 31, 2010

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Capital Appreciation Fund II	187	$ 9.423	to	$ 18.036	$ 3,014	1.99%	0.5% to 0.9%	12.02%	to	12.47%
Federated High Income Bond Fund II	82	19.321	to	22.690	1,774	7.88	0.5 to 0.9	13.70%	to	14.16%
Federated Prime Money Fund II	230	11.551	to	13.791	3,010	0.00	0.5 to 0.9	-0.89%	to	-0.50%
MFS Research Series	246	11.674	to	20.964	4,839	0.92	0.5 to 0.9	14.86%	to	15.32%
MFS Growth Series	398	10.863	to	21.873	8,118	0.12	0.5 to 0.9	14.30%	to	14.76%
MFS Total Return Series	165	13.897	to	24.297	3,544	2.75	0.5 to 0.9	8.94%	to	9.38%
MFS Research Bond Series	108	16.840	to	20.828	2,136	3.00	0.5 to 0.9	6.50%	to	6.93%
MFS Strategic Income Series	60	17.335	to	18.260	1,088	4.28	0.5 to 0.9	9.12%	to	9.56%
MFS Utilities Series	261	19.414	to	43.045	9,419	3.27	0.5 to 0.9	12.79%	to	13.24%
American Century VP Capital Appreciation Fund	162	16.248	to	21.786	3,410	0.00	0.5 to 0.9	30.12%	to	30.64%
American Century VP International Fund	199	13.011	to	21.686	3,900	2.32	0.5 to 0.9	12.28%	to	12.73%
American Century VP Value Fund	341	10.829	to	15.061	4,004	2.23	0.5 to 0.9	12.41%	to	12.86%
American Century VP Income & Growth Fund	131	7.502	to	11.129	1,036	1.51	0.5 to 0.9	13.12%	to	13.58%
American Century VP Ultra Fund	55	13.084	to	13.490	729	0.51	0.5 to 0.9	15.04%	to	15.51%
American Century VP Mid Cap Value Fund	8	12.248	to	12.479	104	2.45	0.5 to 0.9	18.18%	to	18.66%
American Century VP Inflation Protection Fund (Class II)	42	12.926	to	13.327	545	1.65	0.5 to 0.9	4.18%	to	4.60%
Dreyfus Appreciation Portfolio	246	12.146	to	17.594	4,153	2.16	0.5 to 0.9	14.28%	to	14.74%
Dreyfus Opportunistic Small Cap	379	10.878	to	15.506	5,555	0.73	0.5 to 0.9	29.97%	to	30.49%
Dreyfus Stock Index Fund, Inc.	906	11.089	to	16.206	13,934	1.82	0.5 to 0.9	13.81%	to	14.27%
The Dreyfus Socially Responsible Growth Fund, Inc.	33	9.492	to	30.242	836	0.86	0.5 to 0.9	13.79%	to	14.24%
JPMorgan Insurance Trust U.S. Equity Portfolio	63	10.790	to	17.103	967	0.93	0.5 to 0.9	12.56%	to	13.01%
JPMorgan Insurance Trust Small Cap Core Portfolio	135	14.257	to	20.905	2,391	0.00	0.5 to 0.9	25.99%	to	26.49%
JPMorgan Insurance Trust Mid Cap Value Portfolio	80	18.679	to	19.259	1,501	1.17	0.5 to 0.9	22.35%	to	22.84%
Franklin Global Real Estate Securities Fund (Class II)	129	16.360	to	17.807	2,201	2.75	0.5 to 0.9	19.89%	to	20.37%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	64	8.784	to	12.765	598	0.00	0.5 to 0.9	26.48%	to	26.99%
Templeton Developing Markets Securities Fund (Class II)	84	26.886	to	33.745	2,394	1.63	0.5 to 0.9	16.53%	to	17.00%
Templeton Foreign Securities Fund (Class II)	117	14.867	to	29.468	2,661	1.91	0.5 to 0.9	7.43%	to	7.87%
Calamos Growth and Income Portfolio	182	16.714	to	20.931	3,529	2.04	0.5 to 0.9	10.59%	to	11.03%
Invesco V.I. Capital Appreciation Fund (Series I)	89	4.735	to	8.388	470	0.75	0.5 to 0.9	14.45%	to	14.91%
Invesco V.I. Technology Fund (Series I)	98	3.152	to	8.792	371	0.00	0.5 to 0.9	20.22%	to	20.70%
Invesco V.I. Core Equity Fund (Series I)	123	7.951	to	10.257	1,071	0.98	0.5 to 0.9	8.57%	to	9.01%
Seligman Communications and Information Portfolio (Class II)	129	10.498	to	15.295	1,437	0.00	0.5 to 0.9	13.76%	to	14.22%
Seligman Capital Portfolio (Class II)	162	8.065	to	11.148	1,395	0.00	0.5 to 0.9	26.92%	to	27.42%
Seligman Smaller-Cap Value Portfolio (Class II)	61	18.665	to	19.244	1,148	0.00	0.5 to 0.9	27.05%	to	27.56%
Fidelity VIP Contrafund Portfolio	43	9.801	to	9.946	427	1.22	0.5 to 0.9	15.88%	to	16.34%
Fidelity VIP Freedom Funds - Income	21	10.943	to	11.105	226	3.09	0.5 to 0.9	6.29%	to	6.72%
Fidelity VIP Freedom Funds - 2010	2	10.468	to	10.623	16	2.66	0.5 to 0.9	11.54%	to	11.98%
Fidelity VIP Freedom Funds - 2015	8	10.299	to	10.452	87	2.58	0.5 to 0.9	11.78%	to	12.22%
Fidelity VIP Freedom Funds - 2020	15	9.940	to	10.087	154	1.97	0.5 to 0.9	13.30%	to	13.76%
Fidelity VIP Freedom Funds - 2025	11	9.910	to	10.057	115	2.06	0.5 to 0.9	14.44%	to	14.89%
Fidelity VIP Freedom Funds - 2030	10	9.485	to	9.626	96	1.93	0.5 to 0.9	14.85%	to	15.31%
Fidelity VIP Freedom Funds - 2035 d	-	10.738	to	10.767	-	-	0.5 to 0.9	7.38%	to	7.67%
Fidelity VIP Freedom Funds - 2040 d	-	10.745	to	10.774	-	-	0.5 to 0.9	7.45%	to	7.74%
Fidelity VIP Freedom Funds - 2045 d	-	10.748	to	10.777	2	1.58	0.5 to 0.9	7.48%	to	7.77%
Fidelity VIP Freedom Funds - 2050 d	-	10.762	to	10.791	2	1.46	0.5 to 0.9	7.62%	to	7.91%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This fund was added effective May 1, 2010.

33

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
						For the Year Ended
	At December 31, 2009					December 31, 2009

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Clover Value Fund II	199	$ 8.379	to	$ 16.101	$ 2,878	2.65%	0.5% to 0.9%	13.69%	to	14.14%
Federated High Income Bond Fund II	82	16.925	to	19.956	1,558	11.09	0.5 to 0.9	51.48%	to	52.09%
Federated Prime Money Fund II	239	11.608	to	13.916	3,170	0.48	0.5 to 0.9	-0.45%	to	-0.05%
MFS Research Series	260	10.123	to	18.252	4,476	1.44	0.5 to 0.9	29.38%	to	29.89%
MFS Growth Series	441	9.466	to	19.136	7,890	0.31	0.5 to 0.9	36.44%	to	36.99%
MFS Total Return Series	177	12.705	to	22.302	3,520	3.78	0.5 to 0.9	16.97%	to	17.44%
MFS Research Bond Series	100	15.748	to	19.557	1,868	4.20	0.5 to 0.9	15.12%	to	15.58%
MFS Strategic Income Series	46	15.822	to	16.734	762	9.63	0.5 to 0.9	23.14%	to	23.63%
MFS Utilities Series	293	17.144	to	38.165	9,416	4.89	0.5 to 0.9	32.02%	to	32.55%
American Century VP Capital Appreciation Fund	165	12.438	to	16.744	2,661	0.82	0.5 to 0.9	35.85%	to	36.39%
American Century VP International Fund	211	11.542	to	19.315	3,708	2.02	0.5 to 0.9	32.57%	to	33.10%
American Century VP Value Fund	339	9.634	to	13.345	3,518	5.53	0.5 to 0.9	18.79%	to	19.27%
American Century VP Income & Growth Fund	144	6.632	to	9.798	1,005	4.88	0.5 to 0.9	17.04%	to	17.51%
American Century VP Ultra Fund	53	11.373	to	11.679	606	0.27	0.5 to 0.9	33.28%	to	33.81%
American Century VP Mid Cap Value Fund	6	10.364	to	10.517	61	3.81	0.5 to 0.9	28.78%	to	29.30%
American Century VP Inflation Protection Fund (Class II)	38	12.408	to	12.741	481	1.73	0.5 to 0.9	9.24%	to	9.68%
Dreyfus Appreciation Portfolio	260	10.585	to	15.395	3,846	2.66	0.5 to 0.9	21.46%	to	21.95%
Dreyfus Developing Leaders Portfolio	413	8.336	to	11.930	4,683	1.64	0.5 to 0.9	24.91%	to	25.41%
Dreyfus Stock Index Fund, Inc.	961	9.705	to	14.240	13,016	2.07	0.5 to 0.9	25.20%	to	25.70%
The Dreyfus Socially Responsible Growth Fund, Inc.	35	8.308	to	26.505	765	0.96	0.5 to 0.9	32.56%	to	33.09%
JPMorgan Insurance Trust U.S. Equity Portfolio	69	9.548	to	15.153	943	2.29	0.5 to 0.9	31.23%	to	31.76%
JPMorgan Insurance Trust Small Cap Core Portfolio	139	11.271	to	16.547	1,953	0.78	0.5 to 0.9	21.48%	to	21.97%
JPMorgan Insurance Trust Mid Cap Value Portfolio	80	15.267	to	15.678	1,234	2.27	0.5 to 0.9	25.48%	to	25.99%
Franklin Global Real Estate Securities Fund (Class II)	130	13.592	to	14.813	1,839	12.77	0.5 to 0.9	18.02%	to	18.49%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	66	6.945	to	10.052	488	0.00	0.5 to 0.9	42.29%	to	42.86%
Templeton Developing Markets Securities Fund (Class II)	109	23.072	to	28.843	2,631	3.90	0.5 to 0.9	71.05%	to	71.73%
Templeton Foreign Securities Fund (Class II)	114	13.783	to	27.353	2,426	3.24	0.5 to 0.9	35.82%	to	36.36%
Calamos Growth and Income Portfolio	220	15.053	to	18.875	3,863	2.81	0.5 to 0.9	38.17%	to	38.73%
AIM V.I. Capital Appreciation Fund (Series I)	92	4.137	to	7.299	420	0.64	0.5 to 0.9	19.99%	to	20.47%
AIM V.I. Technology Fund (Series I)	122	2.622	to	7.284	388	0.00	0.5 to 0.9	55.99%	to	56.61%
AIM V.I. Core Equity Fund (Series I)	127	7.323	to	9.409	1,010	1.86	0.5 to 0.9	27.15%	to	27.66%
Seligman Communications and Information Portfolio (Class II)	140	9.228	to	13.391	1,371	0.00	0.5 to 0.9	57.95%	to	58.59%
Seligman Capital Portfolio (Class II)	158	6.355	to	8.749	1,071	0.00	0.5 to 0.9	47.12%	to	47.71%
Seligman Smaller-Cap Value Portfolio (Class II)	59	14.691	to	15.086	878	0.00	0.5 to 0.9	33.88%	to	34.42%
Fidelity VIP Contrafund Portfolio	33	8.458	to	8.549	279	1.32	0.5 to 0.9	34.26%	to	34.79%
Fidelity VIP Freedom Funds - Income	4	10.295	to	10.406	38	7.35	0.5 to 0.9	13.61%	to	14.07%
Fidelity VIP Freedom Funds - 2010	2	9.385	to	9.486	15	4.46	0.5 to 0.9	22.84%	to	23.34%
Fidelity VIP Freedom Funds - 2015	5	9.214	to	9.313	46	2.79	0.5 to 0.9	23.90%	to	24.40%
Fidelity VIP Freedom Funds - 2020	17	8.772	to	8.867	151	3.51	0.5 to 0.9	27.40%	to	27.91%
Fidelity VIP Freedom Funds - 2025	12	8.660	to	8.753	102	7.11	0.5 to 0.9	28.63%	to	29.15%
Fidelity VIP Freedom Funds - 2030	8	8.259	to	8.347	67	2.20	0.5 to 0.9	30.00%	to	30.52%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

34

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2008					December 31, 2008

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	205	$ 7.341	to	$ 14.163	$ 2,615	1.85%	0.5% to 0.9%	-34.39%	to	-34.12%
Federated High Income Bond Fund II	89	11.129	to	13.174	1,120	9.71	0.5 to 0.9	-26.66%	to	-26.36%
Federated Prime Money Fund II	291	11.614	to	13.979	3,923	2.51	0.5 to 0.9	1.62%	to	2.03%
MFS Research Series	278	7.794	to	14.108	3,680	0.53	0.5 to 0.9	-36.66%	to	-36.41%
MFS Growth Series	478	6.910	to	14.025	6,276	0.23	0.5 to 0.9	-37.98%	to	-37.73%
MFS Total Return Series	196	10.818	to	19.066	3,345	3.18	0.5 to 0.9	-22.83%	to	-22.52%
MFS Research Bond Series	105	13.626	to	16.988	1,713	3.02	0.5 to 0.9	-3.24%	to	-2.85%
MFS Strategic Income Series	48	12.798	to	13.590	637	6.07	0.5 to 0.9	-12.83%	to	-12.48%
MFS Utilities Series	307	12.934	to	28.908	7,511	1.54	0.5 to 0.9	-38.23%	to	-37.98%
American Century VP Capital Appreciation Fund	178	9.119	to	12.326	2,122	0.00	0.5 to 0.9	-46.67%	to	-46.45%
American Century VP International Fund	218	8.672	to	14.570	2,898	0.83	0.5 to 0.9	-45.32%	to	-45.10%
American Century VP Value Fund	336	8.110	to	11.190	2,934	2.46	0.5 to 0.9	-27.43%	to	-27.14%
American Century VP Income & Growth Fund	162	5.666	to	8.338	966	2.07	0.5 to 0.9	-35.17%	to	-34.91%
American Century VP Ultra Fund	52	8.533	to	8.728	446	0.00	0.5 to 0.9	-42.01%	to	-41.77%
American Century VP Mid Cap Value Fund	6	8.048	to	8.134	45	0.00	0.5 to 0.9	-25.03%	to	-24.73%
American Century VP Inflation Protection Fund (Class II)	37	11.358	to	11.617	422	4.55	0.5 to 0.9	-2.48%	to	-2.09%
Dreyfus Appreciation Portfolio	286	8.680	to	12.675	3,499	2.02	0.5 to 0.9	-30.18%	to	-29.90%
Dreyfus Developing Leaders Portfolio	427	6.647	to	9.551	3,874	0.92	0.5 to 0.9	-38.15%	to	-37.90%
Dreyfus Stock Index Fund, Inc.	1,120	7.720	to	11.374	12,106	2.08	0.5 to 0.9	-37.71%	to	-37.46%
The Dreyfus Socially Responsible Growth Fund, Inc.	36	6.243	to	19.940	601	0.75	0.5 to 0.9	-35.01%	to	-34.75%
JPMorgan U.S. Large Cap Core Equity Portfolio	76	7.247	to	11.515	789	1.35	0.5 to 0.9	-34.57%	to	-34.31%
JPMorgan Small Company Portfolio	128	9.241	to	13.584	1,497	0.19	0.5 to 0.9	-32.60%	to	-32.33%
JPMorgan Mid Cap Value Portfolio	79	12.167	to	12.444	968	1.09	0.5 to 0.9	-33.81%	to	-33.54%
Franklin Global Real Estate Securities Fund (Class II)	128	11.471	to	12.517	1,534	1.01	0.5 to 0.9	-42.91%	to	-42.68%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	75	4.881	to	7.036	391	0.00	0.5 to 0.9	-43.01%	to	-42.78%
Templeton Developing Markets Securities Fund (Class II)	92	13.489	to	16.795	1,316	2.68	0.5 to 0.9	-53.13%	to	-52.94%
Templeton Foreign Securities Fund (Class II)	118	10.108	to	20.085	1,875	2.37	0.5 to 0.9	-40.91%	to	-40.68%
Calamos Growth and Income Portfolio	235	10.851	to	13.623	2,993	1.10	0.5 to 0.9	-32.35%	to	-32.08%
AIM V.I. Capital Appreciation Fund (Series I)	98	3.448	to	6.059	366	0.00	0.5 to 0.9	-43.01%	to	-42.78%
AIM V.I. Technology Fund (Series I)	131	1.681	to	4.651	256	0.00	0.5 to 0.9	-45.00%	to	-44.78%
AIM V.I. Core Equity Fund (Series I)	133	5.759	to	7.370	829	2.20	0.5 to 0.9	-30.77%	to	-30.49%
Seligman Communications and Information Portfolio (Class II)	150	5.842	to	8.444	934	0.00	0.5 to 0.9	-36.95%	to	-36.70%
Seligman Capital Portfolio (Class II)	182	4.319	to	5.923	833	0.00	0.5 to 0.9	-48.56%	to	-48.35%
Seligman Smaller-Cap Value Portfolio (Class II)	52	10.973	to	11.223	580	0.00	0.5 to 0.9	-40.12%	to	-39.88%
Fidelity VIP Contrafund Portfolio	23	6.300	to	6.342	146	0.94	0.5 to 0.9	-43.21%	to	-42.98%
Fidelity VIP Freedom Funds - Income	-	9.062	to	9.122	4	8.74	0.5 to 0.9	-11.51%	to	-11.15%
Fidelity VIP Freedom Funds - 2010	1	7.640	to	7.691	7	10.70	0.5 to 0.9	-25.84%	to	-25.54%
Fidelity VIP Freedom Funds - 2015	6	7.437	to	7.487	44	2.67	0.5 to 0.9	-27.95%	to	-27.66%
Fidelity VIP Freedom Funds - 2020	14	6.886	to	6.932	97	3.49	0.5 to 0.9	-33.40%	to	-33.14%
Fidelity VIP Freedom Funds - 2025	2	6.732	to	6.778	12	4.23	0.5 to 0.9	-34.95%	to	-34.69%
Fidelity VIP Freedom Funds - 2030	7	6.353	to	6.395	47	2.45	0.5 to 0.9	-38.73%	to	-38.48%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

35

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2007					December 31, 2007

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	214	$ 11.143	to	$ 21.585	$ 4,197	1.43%	0.5% to 0.9%	-10.48%	to	-10.12%
Federated High Income Bond Fund II	98	15.113	to	17.962	1,678	7.74	0.5 to 0.9	2.50%	to	2.91%
Federated Prime Money Fund II	245	11.383	to	13.756	3,251	4.66	0.5 to 0.9	3.87%	to	4.29%
MFS Research Series	292	12.255	to	22.273	6,142	0.68	0.5 to 0.9	12.18%	to	12.64%
MFS Growth Series	504	11.097	to	22.613	10,715	0.00	0.5 to 0.9	20.08%	to	20.57%
MFS Total Return Series	213	13.963	to	24.707	4,768	2.54	0.5 to 0.9	3.28%	to	3.69%
MFS Research Bond Series	125	14.026	to	17.558	2,123	3.29	0.5 to 0.9	3.27%	to	3.68%
MFS Strategic Income Series	47	14.622	to	15.589	727	4.88	0.5 to 0.9	2.75%	to	3.17%
MFS Utilities Series	326	20.855	to	46.799	13,187	0.92	0.5 to 0.9	26.74%	to	27.26%
American Century VP Capital Appreciation Fund	201	17.030	to	23.111	4,520	0.00	0.5 to 0.9	44.49%	to	45.07%
American Century VP International Fund	221	15.795	to	26.646	5,441	0.65	0.5 to 0.9	16.99%	to	17.46%
American Century VP Value Fund	346	11.176	to	15.358	4,122	1.52	0.5 to 0.9	-5.99%	to	-5.61%
American Century VP Income & Growth Fund	184	8.741	to	12.811	1,693	1.83	0.5 to 0.9	-0.97%	to	-0.57%
American Century VP Ultra Fund	45	14.714	to	14.989	672	0.00	0.5 to 0.9	19.93%	to	20.41%
American Century VP Mid Cap Value Fund	4	10.734	to	10.806	44	1.03	0.5 to 0.9	-3.18%	to	-2.80%
American Century VP Inflation Protection Fund (Class II)	22	11.647	to	11.865	255	4.52	0.5 to 0.9	8.54%	to	8.97%
Dreyfus Appreciation Portfolio	316	12.383	to	18.154	5,543	1.54	0.5 to 0.9	6.17%	to	6.60%
Dreyfus Developing Leaders Portfolio	462	10.705	to	15.443	6,782	0.75	0.5 to 0.9	-11.86%	to	-11.51%
Dreyfus Stock Index Fund, Inc.	1,268	12.344	to	18.258	22,083	1.71	0.5 to 0.9	4.31%	to	4.73%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	9.568	to	30.599	955	0.52	0.5 to 0.9	6.81%	to	7.24%
JPMorgan U.S. Large Cap Core Equity Portfolio	78	11.032	to	17.551	1,244	1.09	0.5 to 0.9	0.74%	to	1.15%
JPMorgan Small Company Portfolio	124	13.655	to	20.098	2,187	0.01	0.5 to 0.9	-6.52%	to	-6.14%
JPMorgan Mid Cap Value Portfolio	75	18.381	to	18.725	1,388	0.84	0.5 to 0.9	1.53%	to	1.94%
Franklin Global Real Estate Securities Fund (Class II)	127	20.012	to	21.864	2,672	2.33	0.5 to 0.9	-21.58%	to	-21.26%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	72	8.565	to	12.298	656	0.00	0.5 to 0.9	10.24%	to	10.68%
Templeton Developing Markets Securities Fund (Class II)	92	28.779	to	35.691	2,798	2.30	0.5 to 0.9	27.63%	to	28.14%
Templeton Foreign Securities Fund (Class II)	112	17.039	to	33.899	3,108	1.96	0.5 to 0.9	14.42%	to	14.88%
Calamos Growth and Income Portfolio	301	15.975	to	20.081	5,591	1.40	0.5 to 0.9	7.89%	to	8.32%
AIM V.I. Capital Appreciation Fund (Series I)	103	6.050	to	10.588	672	0.00	0.5 to 0.9	11.01%	to	11.45%
AIM V.I. Technology Fund (Series I)	148	3.056	to	8.423	510	0.00	0.5 to 0.9	6.73%	to	7.16%
AIM V.I. Core Equity Fund (Series I)	135	8.319	to	10.604	1,210	1.17	0.5 to 0.9	7.14%	to	7.57%
Seligman Communications and Information Portfolio (Class II)	163	9.266	to	13.339	1,610	0.00	0.5 to 0.9	14.08%	to	14.54%
Seligman Capital Portfolio (Class II)	176	8.396	to	11.467	1,566	0.00	0.5 to 0.9	15.20%	to	15.67%
Seligman Smaller-Cap Value Portfolio (Class II)	47	18.326	to	18.669	861	0.00	0.5 to 0.9	3.02%	to	3.44%
Fidelity VIP Contrafund Portfolio d	13	11.092	to	11.122	149	1.99	0.5 to 0.9	10.92%	to	11.22%
Fidelity VIP Freedom Funds - Income d	-	10.240	to	10.267	-	0.00	0.5 to 0.9	2.40%	to	2.67%
Fidelity VIP Freedom Funds - 2010 d	-	10.302	to	10.330	-	0.00	0.5 to 0.9	3.02%	to	3.29%
Fidelity VIP Freedom Funds - 2015 d	-	10.321	to	10.349	4	25.52	0.5 to 0.9	3.21%	to	3.49%
Fidelity VIP Freedom Funds - 2020 d	2	10.340	to	10.368	26	14.71	0.5 to 0.9	3.40%	to	3.68%
Fidelity VIP Freedom Funds - 2025 d	-	10.350	to	10.378	2	7.50	0.5 to 0.9	3.50%	to	3.78%
Fidelity VIP Freedom Funds - 2030 d	7	10.368	to	10.396	68	5.98	0.5 to 0.9	3.68%	to	3.96%

a  The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This portfolio was added effective May 1, 2007.

36

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2006					December 31, 2006

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	215	$ 12.397	to	$ 24.112	$ 4,742	1.46%	0.5% to 0.9%	15.76%	to	16.23%
Federated High Income Bond Fund II	95	14.685	to	17.525	1,578	8.76	0.5 to 0.9	9.81%	to	10.25%
Federated Prime Money Fund II	225	10.915	to	13.243	2,878	4.40	0.5 to 0.9	3.57%	to	3.99%
MFS Research Series	302	10.880	to	19.854	5,693	0.49	0.5 to 0.9	9.49%	to	9.93%
MFS Growth Series	532	9.204	to	18.832	9,457	0.00	0.5 to 0.9	6.93%	to	7.36%
MFS Total Return Series	218	13.465	to	23.923	4,732	2.30	0.5 to 0.9	10.89%	to	11.34%
MFS Research Bond Series	128	13.528	to	17.002	2,106	4.29	0.5 to 0.9	3.12%	to	3.53%
MFS Strategic Income Series	44	14.173	to	15.171	654	5.09	0.5 to 0.9	5.72%	to	6.14%
MFS Utilities Series	320	16.388	to	36.924	10,365	1.98	0.5 to 0.9	30.09%	to	30.61%
American Century VP Capital Appreciation Fund	193	11.739	to	15.995	3,006	0.00	0.5 to 0.9	16.17%	to	16.64%
American Century VP International Fund	216	13.447	to	22.776	4,585	1.57	0.5 to 0.9	23.91%	to	24.40%
American Century VP Value Fund	325	11.888	to	16.272	4,075	1.29	0.5 to 0.9	17.59%	to	18.06%
American Century VP Income & Growth Fund	177	8.826	to	12.884	1,631	1.76	0.5 to 0.9	16.04%	to	16.50%
American Century VP Ultra Fund	37	12.269	to	12.449	452	0.00	0.5 to 0.9	-4.14%	to	-3.76%
American Century VP Mid Cap Value Fund d	1	11.087	to	11.117	6	1.80	0.5 to 0.9	10.87%	to	11.17%
American Century VP Inflation Protection (Class II)	16	10.731	to	10.888	168	3.33	0.5 to 0.9	0.70%	to	1.10%
Dreyfus Appreciation Portfolio	326	11.617	to	17.100	5,392	1.53	0.5 to 0.9	15.44%	to	15.90%
Dreyfus Developing Leaders Portfolio	481	12.097	to	17.521	8,024	0.40	0.5 to 0.9	2.84%	to	3.25%
Dreyfus Stock Index Fund, Inc.	1,324	11.786	to	17.504	22,170	1.67	0.5 to 0.9	14.47%	to	14.92%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	8.921	to	28.568	912	0.11	0.5 to 0.9	8.23%	to	8.66%
JPMorgan U.S. Large Cap Core Equity Portfolio	74	10.906	to	17.373	1,182	0.97	0.5 to 0.9	15.53%	to	15.99%
JPMorgan Small Company Portfolio	116	14.549	to	21.440	2,251	0.00	0.5 to 0.9	13.98%	to	14.43%
JPMorgan Mid Cap Value Portfolio	70	18.104	to	18.369	1,273	0.53	0.5 to 0.9	15.80%	to	16.26%
Franklin Real Estate Fund (Class II)	135	25.415	to	27.803	3,628	1.96	0.5 to 0.9	19.51%	to	19.98%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	75	7.769	to	11.111	608	0.00	0.5 to 0.9	7.72%	to	8.15%
Templeton Developing Markets Securities Fund (Class II)	95	22.550	to	27.853	2,225	1.12	0.5 to 0.9	26.95%	to	27.45%
Templeton Foreign Securities Fund (Class II)	105	14.832	to	29.546	2,594	1.25	0.5 to 0.9	20.36%	to	20.84%
Calamos Growth and Income Portfolio	294	14.748	to	18.561	5,061	2.07	0.5 to 0.9	8.47%	to	8.90%
AIM V. I. Capital Appreciation Fund (Series I)	101	5.450	to	9.500	591	0.06	0.5 to 0.9	6.83%	to	7.26%
AIM V. I. Technology Fund (Series I)	142	2.863	to	7.860	455	0.00	0.5 to 0.9	9.49%	to	9.93%
AIM V. I. Core Equity Fund (Series I)	126	7.764	to	9.857	1,046	1.67	0.5 to 0.9	14.21%	to	14.67%
Seligman Communications and Information Portfolio (Class II)	161	8.123	to	11.646	1,394	0.00	0.5 to 0.9	20.92%	to	21.41%
Seligman Capital Portfolio (Class II)	166	7.288	to	9.914	1,283	0.00	0.5 to 0.9	4.86%	to	5.28%
Seligman Smaller-Cap Value Portfolio (Class II)	38	17.789	to	18.049	681	0.00	0.5 to 0.9	19.91%	to	20.39%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This portfolio was added effective May 1, 2006

37

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Shareholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account) (comprising individual subaccounts as listed in note 1 to the financial statements) as of December 31, 2010, and the related statements of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Account Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts of Kansas City Life Variable Life Separate Account as of December 31, 2010 and the results of its operations for the period or year then ended, the changes in its net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

April 15, 2011

38

PART C

OTHER INFORMATION

Item 26.  Exhibits

(a)  Board of Directors Resolution.

Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)

(b)  Custodian Agreements.

Not Applicable.

(c)  Underwriting Contracts.

(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(d)  Contracts.

(1)	Specimen Contract Form. (2)

(2)	Contract Split Option Rider. (2)

(3)	Joint First to Die Term Life Insurance Rider. (2)

(4)	Joint Survivorship Four-Year Term Life Insurance Rider. (2)

(e)  Applications.

Application Form. (1)

(f)  Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)

(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)

(3)	By-Laws of Kansas City Life Insurance Company. (1)

(g)  Reinsurance Contracts. (4)

(h)  Participation Agreements.

(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

1

a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (7)

(3)	Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

a.	Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (8)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)

a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)

(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)

(7)	Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)

a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (6)

2

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (8)

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (8)

(i)  Administrative Contracts.

(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (6)

(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (6)

(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (6)

(j)  Other Material Contracts.

(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (5)

(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (5)

(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (5)

(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (5)

(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc., ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (5)

3

(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (5)

(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)

(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (6)

(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (6)

(k)  Legal Opinion.

Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered. (9)

(l)  Actuarial Opinion.

Not Applicable.

(m)  Calculations.

Not Applicable.

(n)  Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP. (9)

(2)	Consent of KPMG LLP. (9)

 (o)  Omitted Financial Statements.

Not Applicable.

(p)  Initial Capital Agreements.

Not Applicable.

(q)  Redeemability Exemption.

Memorandum describing issuance, transfer and redemption procedures. (3)
__________

(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on July 15, 1997 (File No. 333-25443).

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2001 (File No. 333-25443).

(4)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 333-25443).

4

(5)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(6)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

(7)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).

(8)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).

(9)  Filed herewith.

Item 27.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Charles R. Duffy, Jr.	Senior Vice President, Operations
Richard L. Finn	Director
Tracy W. Knapp	Senior Vice President, Finance, CFO and Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Vice President, General Counsel and Secretary
Cecil R. Miller	Director
Robert J. Milroy	Vice President, Underwriting and New Business
Mark A. Milton	Senior Vice President, Actuary and Director
Robert W. Nagel	Assistant Vice President, Governmental Affairs and Treasurer
Bradford T. Nordholm	Director
William A. Schalekamp	Director

 * The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

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Item 29.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further

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indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.

13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised

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that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

(a)  Other Activity.

In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.

(b)  Management.

The directors and principal officers of Sunset Financial Services, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Charles R. Duffy, Jr.	Director
Gary K. Hoffman	Assistant Secretary
Kim P. Kirkman	Assistant Vice President
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Dustin S. Meza	Assistant Vice President
Mark A. Milton	Director
Bruce G. Olberding	President and Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Vice President

* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c)  Compensation from the Registrant.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$1,763,890.00	None	N/A	N/A

Item 31.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

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Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 25th day of April, 2011.

Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 25, 2011

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 25, 2011

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 25, 2011

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 25, 2011

/s/ Kevin G. Barth Kevin G. Barth	Director	April 25, 2011

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 25, 2011

/s/ William R. Blessing William R. Blessing	Director	April 25, 2011

/s/ Michael Braude Michael Braude	Director	April 25, 2011

/s/ James T. Carr James T. Carr	Director	April 25, 2011

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/s/ John C. Cozad John C. Cozad	Director	April 25, 2011

/s/ Richard L. Finn Richard L. Finn	Director	April 25, 2011

/s/ Cecil R. Miller Cecil R. Miller	Director	April 25, 2011

/s/ Mark A. Milton Mark A. Milton	Director	April 25, 2011

/s/ Bradford T. Nordholm Bradford T. Nordholm	Director	April 25, 2011

/s/ William A. Schalekamp William A. Schalekamp	Director	April 25, 2011

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